UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.     )
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Boston Private Financial Holdings, Inc.
(Name of Registrant as Specified In Its Charter)

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2020 PROXY STATEMENT

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LETTER TO OUR
SHAREHOLDERS

10 Post Office Square
Boston, Massachusetts 02109

Dear Fellow Shareholders:
On behalf of the Board of Directors and the management of Boston Private Financial Holdings, Inc., you are invited to attend the 2020 Annual Meeting of Shareholders. The annual meeting will be held on Thursday, April 23, 2020 at 10:00 a.m., Eastern Time, at 10 Post Office Square, 2nd Floor, Boston, Massachusetts 02109.
The attached Notice of 2020 Annual Meeting of Shareholders and Proxy Statement describe the formal business to be conducted at the annual meeting. Please refer to the Proxy Statement for detailed information on each of the proposals. Only shareholders of record at the close of business on March 2, 2020 may vote at the annual meeting or any postponements or adjournments of the annual meeting.
On behalf of the Board of Directors and all employees of Boston Private Financial Holdings, Inc., I thank you for your continued support of our company.
YOUR VOTE IS VERY IMPORTANT. Whether or not you plan to attend the annual meeting, please vote in order to ensure the presence of a quorum.

Sincerely,

Anthony DeChellis
Chief Executive Officer and President

Boston, Massachusetts
Dated: March 16, 2020

NOTICE OF 2020 ANNUAL MEETING OF SHAREHOLDERS

You are invited to attend the 2020 Annual Meeting of Shareholders (the "Meeting") of Boston Private Financial Holdings, Inc. (the "Company" or "Boston Private"). This page contains important information about the Meeting.

DATE:	TIME:	LOCATION:
April 23, 2020	10:00 a.m.	Boston Private Headquarters
	Eastern Time	10 Post Office Square, 2nd Floor
Boston, MA 02109

AGENDA

(1)	To elect the nine director nominees named in the Proxy Statement to serve until the 2021 annual meeting and until their successors are duly elected and qualified.
(2)	To approve an advisory, non-binding resolution on the compensation of the named executive officers as disclosed in the Proxy Statement.
(3)	To ratify the selection of KPMG LLP as the Company’s independent registered public accounting firm for fiscal year 2020.
(4)	To approve the Boston Private Financial Holdings, Inc. 2020 Omnibus Incentive Plan.
(5)	To transact any other business that may properly come before the Meeting.

Record Date: Only shareholders of record at the close of business on March 2, 2020 may vote at the Meeting or any postponements or adjournments of the Meeting.
Your vote is very important. Please complete, date, sign and return the accompanying proxy card or vote electronically via the internet or by telephone. The enclosed return envelope requires no additional postage if mailed in the United States. For specific instructions on how to vote your shares, please refer to the section in the Proxy Statement entitled “Voting Options.”
We look forward to your attendance in person or by proxy.

By Order of the Board of Directors,

CHRISTOPHER A. COOPER
Corporate Secretary
Boston, Massachusetts
Dated: March 16, 2020

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on April 23, 2020.  The Proxy Statement and our 2019 Annual Report are available at: http://www.viewproxy.com/bostonprivate/2020

PROXY OVERVIEW

SUMMARY OF VOTING ITEMS

BOARD
VOTING ITEM		RECOMMENDATION
PROPOSAL 1	ELECTION OF DIRECTORS (page 4)

Elect the nine director nominees named in this Proxy Statement to serve until the 2021 annual meeting of shareholders and until their successors are duly elected and qualified.

Each director nominee must receive the affirmative vote of a majority of votes cast as to such nominee by shareholders in order to be elected.
FOR Each Director Nominee

PROPOSAL 2	ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION (SAY ON PAY) (page 20)

Approve an advisory, non-binding resolution on the compensation of the named executive officers of Boston Private Financial Holdings, Inc. (the "Company" or "Boston Private").

Approval requires the affirmative vote of a majority of the votes cast at the meeting.
FOR

PROPOSAL 3	RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (page 46)

Ratify the selection of KPMG LLP as the Company's independent registered public accounting firm for fiscal year 2020.

Ratification requires the affirmative vote of a majority of votes cast at the meeting.
FOR

PROPOSAL 4	EQUITY COMPENSATION PLAN (page 49)

Approve the Boston Private Financial Holdings, Inc. 2020 Omnibus Incentive Plan. Approval requires the affirmative vote of a majority of the votes cast at the meeting.		FOR

Abstentions and broker non-votes will have no effect on the outcome of the election of the nominees or the other proposals put forth for a vote at the meeting.

1 - 2020 PROXY STATEMENT

The Company’s Board of Directors (the “Board” or "Board of Directors") is making this Proxy Statement available to you in connection with the solicitation of proxies by the Board for the 2020 Annual Meeting of Shareholders (the “Meeting”). The Meeting will be held on Thursday, April 23, 2020 at 10:00 a.m., Eastern Time, at 10 Post Office Square, 2nd Floor, Boston, Massachusetts 02109.
Record Date. The record date for the Meeting is March 2, 2020 (the “Record Date”). At the close of business on the Record Date, there were 83,264,326 shares of the Company’s common stock entitled to be voted at the Meeting, and there were 785 shareholders of record. There are no other outstanding shares eligible to vote. _________________________________________________________________
Voting Your Proxy. Only shareholders of record at the close of business on the Record Date are entitled to vote at the Meeting. Each outstanding share of common stock is entitled to one vote on each matter before the Meeting.
Quorum. A quorum of the common stock must be present at the Meeting for any business to be conducted. The presence, in person or by proxy, of the holders of a majority of the votes entitled to be cast on a matter for each voting group constitutes a quorum. Abstentions and broker non-votes will be counted for purposes of determining whether a quorum is present. If a quorum is not present, the Meeting will be adjourned until a quorum is obtained.
We are first sending this Proxy Statement and the accompanying materials to shareholders on or about March 16, 2020.
VOTING OPTIONS
Your vote is very important. Even if you plan to attend the Meeting in person, please cast your vote as soon as possible by:

MAIL	TELEPHONE or INTERNET	IN PERSON

The accompanying proxy card, if properly completed, signed, dated and returned in the enclosed envelope, will be voted in accordance with your instructions. The enclosed envelope requires no additional postage if mailed in the United States.

If you hold your shares of common stock directly and not in street name, you may vote by telephone or internet by following the instructions included on your proxy card. If you vote by telephone or internet, you do not have to mail in your proxy card. Telephone and internet voting are available 24 hours a day. For participants in the Company’s 401(k) Plan and Employee Stock Purchase Plan, telephone and internet voting are available through April 20, 2020 at 11:59 p.m., Eastern Time. For all other holders, telephone and internet voting are available through April 22, 2020 at 11:59 p.m., Eastern Time.

If you are a registered shareholder as of the Record Date and attend the Meeting, you may deliver your completed proxy card in person. Additionally, we will have ballots available for those registered shareholders as of the Record Date who wish to vote in person at the Meeting

A shareholder of record may revoke a proxy any time before the polls close by submitting a later dated vote by telephone, internet, or mail, by filing a written revocation with the Corporate Secretary before the Meeting or by appearing in person at the Meeting and specifically withdrawing any previously voted proxy.

PROXY OVERVIEW - 2

VOTING MATTERS AND VOTING RECOMMENDATIONS
By submitting your proxy by one of the methods listed above, you authorize Christopher A. Cooper, Senior Vice President, Assistant General Counsel and Corporate Secretary, and Steven M. Gaven, Executive Vice President and Chief Financial Officer (collectively, the “Proxy Holders”), to represent you and vote your shares at the Meeting in accordance with your instructions. If a properly executed proxy is submitted and no instructions are given, the proxy will be voted in accordance with the Board’s recommendations as outlined above on page 1.
OTHER MATTERS
As of the date of this Proxy Statement, the Board of Directors is not aware of any other matters to be considered at the Meeting. If any other matters properly come before the Meeting, the proxies will be voted at the discretion of the Proxy Holders.
ANNUAL REPORT
All shareholders of record are being sent a copy of the Company’s 2019 Annual Report to Shareholders and the Annual Report on Form 10-K for the fiscal year ended December 31, 2019 (which contains audited financial statements of the Company for the fiscal years ended December 31, 2019, 2018 and 2017), as filed with the Securities and Exchange Commission (“SEC”) on February 28, 2020. These reports, however, are not part of the proxy soliciting material.
A copy of the Company’s Annual Report on Form 10-K filed with the SEC (the “Annual Report”), including all exhibits, may be obtained free of charge by writing to Boston Private Financial Holdings, Inc., 10 Post Office Square, Boston, Massachusetts 02109, Attention: Investor Relations, or by accessing the Company’s website at www.bostonprivate.com, selecting the “Investor Relations” link at the bottom of the page, and then selecting “Annual Reports” under “Financial Information.” [

3 - 2020 PROXY STATEMENT

CORPORATE GOVERNANCE

PROPOSAL 1:

ELECTION OF DIRECTORS
The Board of Directors of the Company currently consists of nine members.
At the Meeting, shareholders will be asked to elect nine directors, each of whom is currently serving as a director of the Company. Each of the nine director nominees has consented to serve as a director if elected at the Meeting. Each nominee elected as a director will serve until the next annual meeting and until his or her successor has been duly elected and qualified. If any nominee is unable to serve as a director at the Meeting, the Board may reduce the number of directors to be elected at the Meeting.
At the Meeting, because the number of director nominees is not greater than the number of directors that shareholders will be asked to elect, director nominees must receive a majority of the votes cast as to such nominee by shareholders in order to be elected.
The biographical description below for each nominee includes the specific experience, qualifications, attributes and skills that led to the conclusion by the Board of Directors that such person would be a good candidate to serve as a director of the Company. In addition to the information presented below, the Board also believes that all of the directors have a reputation for integrity, honesty and adherence to high ethical standards. They each have demonstrated business acumen and an ability to exercise sound judgment, as well as a commitment of service to the Company.
The Board has determined that each nominee, except Mr. DeChellis, qualifies as an independent director under The Nasdaq Stock Market (“Nasdaq”) listing standards.
If any of the nominees shall become unavailable for any reason, all proxies will be voted FOR the election of such other person as the Board of Directors may nominate and recommend.

The Board of Directors unanimously recommends a vote FOR each of its nine director nominees.

CORPORATE GOVERNANCE - 4

INFORMATION REGARDING DIRECTOR NOMINEES
The following table sets forth certain information regarding the nominees for election at the Meeting, based on information furnished by them to the Company:

	Age	Director Since	Independent
BOARD NOMINEES
Anthony DeChellis	57	2018	NO
Mark F. Furlong	62	2016	YES
Joseph C. Guyaux	69	2016	YES
Deborah F. Kuenstner	61	2007	YES
Gloria C. Larson	69	2015	YES
Kimberly S. Stevenson	57	2015	YES
Luis Antonio Ubiñas	57	2017	YES
Stephen M. Waters, Chair of the Board	73	2004	YES
Lizabeth H. Zlatkus	61	2015	YES

Director Nominee Qualifications
This section provides information as of the date of this Proxy Statement about each nominee standing for re-election at the Meeting. It is expected that each nominee, if elected, will also be appointed to the board of directors of Boston Private Bank & Trust Company (the “Bank”), a wholly-owned subsidiary of the Company. Each nominee is currently a member of the board of directors of the Bank. For more information see “Corporate Governance.”

ANTHONY DECHELLIS

Mr. DeChellis is the Chief Executive Officer and President of the Company and the Bank. He has over 30 years of experience in the financial services industry, holding executive level positions at OurCrowd Venture Capital, Credit Suisse, UBS and Merrill Lynch. At Credit Suisse, he oversaw a private banking and wealth management business in North and South America . At Merrill Lynch, he launched a private wealth management business in the United States. Mr. DeChellis has a deep knowledge of all aspects of the industry, including the provision of services to high net worth clients.

Director since 2018	CAREER EXPERIENCE	SKILLS / QUALIFICATIONS
	Boston Private Financial Holdings, Inc.	Risk Management and Controls
Not Independent	Chief Executive Officer and President (2018-present)	Corporate Governance
	OurCrowd Venture Capital	Financial Services
Committees:	President (2015 - 2016)	Strategic Planning
None	Credit Suisse Private Banking - Americas
Chief Executive Officer (2006 - 2013)
UBS
Head of Private Wealth Management (2003 - 2006)
Merrill Lynch
Head of International Private Banking for Merrill Lynch Europe (1987-2003)

5 - 2020 PROXY STATEMENT

MARK F. FURLONG

Mr. Furlong retired as President and Chief Executive Officer of BMO Harris Bank in June 2015, a role he assumed upon the close of the acquisition of Marshall & Ilsley by BMO Financial Group in 2011. Prior to its acquisition, he served in a variety of senior executive roles, including as Chairman, Chief Executive Officer, President and Chief Financial Officer of Marshall & Ilsley. His prior experience also includes service as an audit partner with Deloitte & Touche. With his significant background in the banking industry, Mr. Furlong brings unique insight to the Board concerning capital allocation strategies and banking issues, in addition to his overall management and financial expertise.

Director since 2016	CAREER EXPERIENCE	PUBLIC COMPANY BOARD EXPERIENCE
	BMO Harris Bank, N.A.	Kforce, Inc. (current)
Independent	President & CEO (2011-2015)	Heska Corporation (current)
Marshall & Ilsley
Committees:	Chair (2010-2011)	SKILLS / QUALIFICATIONS
Audit and Finance (Chair)	Chief Executive Officer (2007-2010)	Public Company
Governance and Executive	President (2004-2007)	Finance, Accounting & Audit
	Chief Financial Officer (2001-2004)	Financial Services
Corporate Governance

JOSEPH C. GUYAUX

Mr. Guyaux retired in 2016 from PNC Financial Services Group, where he worked for 44 years and served as President, responsible for leading its bank’s consumer and business banking, wealth management and brokerage divisions. Mr. Guyaux held several other senior leadership positions at PNC Financial Services Group, including Chief Risk Officer and President and CEO of PNC Mortgage.  Mr. Guyaux brings to the Board extensive experience in the financial services industry and risk management expertise.

Director since 2016	CAREER EXPERIENCE	SKILLS / QUALIFICATIONS
	PNC Financial Services Group, Inc.	Risk Management and Controls
Independent	President & CEO of PNC Mortgage (2015-2016)	Financial Services
	Chief Risk Officer (2012-2015)	Mergers & Acquisitions
Committees:	President (2002-2012)	Strategic Planning
Risk Management (Chair)
Compensation

DEBORAH F. KUENSTNER

Ms. Kuenstner is the Chief Investment Officer of Wellesley College. Before joining Wellesley College, Ms. Kuenstner was Chief Investment Officer and Vice President of Investment Management at Brandeis University, a Managing Director of Research for Fidelity Management & Research Company, and the Chief Investment Officer, Global Value, at Putnam Investments, as well as an Economist at the Federal Reserve Bank of New York. Ms. Kuenstner brings to the Board valuable experience and knowledge about the financial services industry generally and, in particular, the investment management arena. In addition, her economic and risk management expertise make her an excellent nominee for the Board.

Director since 2007	CAREER EXPERIENCE	SKILLS / QUALIFICATIONS
	Wellesley College	Risk Management and Controls
Independent	Chief Investment Officer (2009-present)	Corporate Governance
	Brandeis University	Finance, Accounting & Audit
	Chief Investment Officer, Vice President of Investment Management (2007-2009)	Executive Compensation
Committees:	Fidelity Management & Research Company
Risk Management	Managing Director (2005-2006)
Compensation (Vice Chair)	Putnam Investments
Chief Investment Officer, Global Value (2000-2004)

CORPORATE GOVERNANCE - 6

GLORIA C. LARSON

Ms. Larson was the President of Bentley University from 2007 to 2018. Prior to her tenure at Bentley, she held numerous leadership positions in the legal, public policy and business fields, including serving as the Co-Chair of the Government Strategies Group at the law firm of Foley Hoag LLP and as the Secretary of Economic Affairs and the Secretary of Consumer Affairs and Business Regulation for the Commonwealth of Massachusetts. She is a board or advisory council member of several prominent professional, charitable and civic organizations. Ms. Larson's deep ties in the Massachusetts community, as well as her expertise in the regulatory oversight of banking and the financial services industry, bring great value to the Board's oversight of the Company.

Director since 2015	CAREER EXPERIENCE	PUBLIC COMPANY BOARD EXPERIENCE
	Harvard University Graduate School of Education	Unum Group (current)
Independent	President in Residence (2018-2019)
	Bentley University	SKILLS / QUALIFICATIONS
	President (2007-2018)	Corporate Governance
	Foley Hoag LLP	Regulatory
Committees:	Partner and Co-Chair of Governmental	Public Company
Risk Management	Practices Group (1996-2007)	Financial Services
Governance and Executive (Chair)

KIMBERLY S. STEVENSON

Ms. Stevenson is the Senior Vice President and General Manager of Foundational Data Services at NetApp. Prior to joining NetApp in January 2020, Ms. Stevenson was a venture partner at RIDGE-LANE Limited Partners, a strategic advisory and venture development firm that advises companies seeking to accelerate growth through the use of technology. Formerly, she held senior positions at Lenovo, Intel and HP Enterprise Services. With the financial services industry increasingly reliant on technology, Ms. Stevenson’s deep operational and technology experience serves to enhance the Board’s overall composition.

Director since 2015	CAREER EXPERIENCE	PUBLIC COMPANY BOARD EXPERIENCE
	NetApp	Skyworks Solutions, Inc. (current)
Independent	Senior Vice President and General Manager (2020-present)	Cloudera, Inc. (past five years)
RIDGE-LANE Limited Partners
	Venture Partner (2018 to 2019)	SKILLS / QUALIFICATIONS
	Lenovo	Risk Management and Controls
Committees:	Senior Vice President (2017-2018)	Technology/Cybersecurity
Risk Management (Vice Chair)	Intel Corporation	Public Company
Governance and Executive	Executive Officer, Corporate Vice President (2009-2017)	Finance, Accounting & Audit

LUIS A. UBIÑAS

Mr. Ubiñas served as President of the Ford Foundation from 2008 to 2013 where he oversaw more than $12 billion in assets and over $500 million in annual giving. Prior to joining the Ford Foundation, he spent 18 years with McKinsey & Company, where he held various positions, including Senior Partner of the firm’s West Coast media practice working with technology, telecommunications and media companies. Along with his expertise in governance-related matters, Mr. Ubiñas has extensive private company investment and board experience as well as a deep knowledge in the marketing and media arenas.

Director since 2017	CAREER EXPERIENCE	PUBLIC COMPANY BOARD EXPERIENCE
	PanAmerican Development Foundation	Electronic Arts Inc. (current)
Independent	President of Board of Trustees (2015-present)	Tanger Factory Outlet Centers, Inc. (current)
Ford Foundation
	President (2008-2013)	SKILLS / QUALIFICATIONS
Technology/Cybersecurity
Committees:		Corporate Governance
Audit and Finance		Finance, Accounting & Audit
Governance and Executive (Vice Chair)		Strategic Planning

7 - 2020 PROXY STATEMENT

STEPHEN M. WATERS

Mr. Waters is the Chair of the Company and the Bank, and the managing partner of Compass Partners Capital LLC and its investment subsidiaries. Previously, he held numerous executive positions at Morgan Stanley, including as Co-Chief Executive Officer of Morgan Stanley, Europe, member of Morgan Stanley’s worldwide 12-person Operating Committee and Co-Director of the firm’s Mergers and Acquisitions Department. He also previously served as a director of Duty Free International. Mr. Waters brings over 40 years of specific and relevant financial services experience to the Board, along with a deep understanding and practical knowledge of the investment management business.

Director since 2004	CAREER EXPERIENCE	PUBLIC COMPANY BOARD EXPERIENCE
	Compass Partners Capital LLC	Valero Energy Corporation (current)
Independent, Chair	Founder, Managing Partner (1996 to present)
Morgan Stanley
	Co-Chief Executive Officer, Europe (1992-1996)	SKILLS / QUALIFICATIONS
	Co-Head, M&A (1988-1992)	Corporate Governance
	Shearson Lehman Brothers	Public Company
Committees:	Co-Director, M&A (1985-1988)	Financial Services
Compensation		Strategic Planning
Governance and Executive

LIZABETH H. ZLATKUS

Ms. Zlatkus held many senior leadership positions at The Hartford Financial Services Group, including Chief Financial Officer, Chief Risk Officer and Co-President of Hartford Life Insurance Companies.  Since her retirement from The Hartford in 2011, she has served as a director on several public company, private company and non-profit boards. Ms. Zlatkus’ extensive experience in the financial services arena, where she has deep expertise in risk and finance, regulation, governance, and operations, makes her an excellent nominee for the Board.

Director since 2015	CAREER EXPERIENCE	PUBLIC COMPANY BOARD EXPERIENCE
	The Hartford Financial Services Group	Axis Capital Holdings Limited (current)
Independent	Chief Risk Officer (2010-2011)	Computer Sciences Corporation (past five years)
Chief Financial Officer (2008-2010)
	Co-President of Hartford Life (2007-2008)	SKILLS / QUALIFICATIONS
Risk Management and Controls
Committees:		Public Company
Audit and Finance (Vice Chair)		Finance, Accounting & Audit
Compensation (Chair)		Strategic Planning

CORPORATE GOVERNANCE - 8

CORPORATE GOVERNANCE OVERVIEW

The business of the Company is managed under the direction of the Company’s Board of Directors in accordance with the Massachusetts General Laws, the Company’s Restated Articles of Organization, as amended, and the Company’s Amended and Restated Bylaws (the "Bylaws").
The Board of Directors provides oversight of the Company’s activities for the benefit of its shareholders.
The table below lists many of the Company's governance practices.

Majority Voting for Directors in Uncontested Elections	Yes
Annual Election of All Directors	Yes
Diverse Board (as to Gender, Composition, Skills, Experience, etc.)*	Yes
Annual Board and Committee Self-Evaluation	Yes
Separate Chair of the Board and CEO	Yes
Independent Directors Meet Without Management at Regularly Scheduled Board Meetings	Yes
Annual Independent Director Evaluation of CEO	Yes
Focus on Environmental, Social, and Governance (ESG)	Yes
Code of Conduct and Ethics for Directors	Yes
Board Level Risk Management Committee	Yes
Size of Board*	9
Number of Independent Directors*	8
Average Director Age*	63
Average Director Tenure (in Years)*	6.3
Annual Equity Grant to Directors	Yes
Disclosure Committee for Financial Reporting	Yes
Director Stock Ownership Policy	Yes
Term and Age Limit Guidance for Directors	Yes

*Based on the nine director nominees named in this Proxy Statement.
CORPORATE GOVERNANCE GUIDELINES
The Board of Directors has adopted the Corporate Governance Guidelines which, among other things, describe the most important corporate governance practices and address issues such as director qualification standards, director responsibilities, board composition and structure, performance evaluation and succession planning. Under the Company’s Corporate Governance Guidelines, a director who reaches the age of 74 or a term of 20 years while serving as director is required to offer his or her resignation from the Board of Directors as of the next annual meeting of shareholders.
BOARD LEADERSHIP STRUCTURE
In accordance with the Company’s Bylaws, the Board of Directors elects the Chair of the Board and appoints the President, who also serves as Chief Executive Officer (“CEO”). The Board of Directors has adopted a policy that provides for separation of the roles of Chair of the Board and CEO.
The Governance and Executive Committee has established a Statement of Roles and Responsibilities (“Statement”) for the non-executive Chair of the Board of Directors (“non-executive Chair”). The Statement provides that the non-executive Chair may only be a member of the Board of Directors who meets the definition of "independence" under Nasdaq listing standards. The non-executive Chair is elected by the Company’s Board of Directors annually and may be removed at any time with or without cause. The non-executive Chair is responsible for the management, development and effective functioning of the Board of Directors and provides leadership in every aspect of the

9 - 2020 PROXY STATEMENT

Board’s oversight of the Company. The non-executive Chair acts in an advisory capacity to the CEO and other executive officers in matters concerning the interests of the organization and the Board, as well as serving as the liaison between management and the Board of Directors.
The duties of the Chair of the Board include the following:

•	setting agendas for Board meetings in consultation with the CEO;

•	chairing Board meetings and ensuring that Board functions are effectively carried out;

•	chairing executive sessions of independent directors and providing feedback to the CEO, as appropriate;

•	serving as liaison for chairs of subsidiary company boards, as needed;

•	facilitating the Board’s efforts to create and maintain practices that respond to feedback from shareholders and other stakeholders;

•	representing the Board at meetings with major shareholders and other stakeholder groups on governance-related matters, as may be requested from time to time;

•	facilitating effective communication between directors and management, both inside and outside of meetings of the Board;

•	providing advice to the CEO on major issues, including strategic initiatives; and

•	working with the CEO to ensure management strategies, plans and performance are appropriately risk assessed and represented to the Board.
The Governance and Executive Committee conducts a periodic review of the role and responsibilities of the non-executive Chair and this review is then presented to the full Board of Directors.
BOARD COMMITTEE STRUCTURE
The Board of Directors currently has four standing committees:

COMMITTEES

Audit and Finance	Compensation	Governance and Executive	Risk Management

Each committee is comprised solely of members of the Board of Directors who have been determined to meet the definition of an independent director in accordance with Nasdaq listing standards. All committees have adopted charters that provide a statement of the respective committee’s roles and responsibilities.
RISK OVERSIGHT
The Board of Directors and its committees play an important role in the risk oversight of the Company and its management, and exercise direct decision-making authority with respect to significant matters, including the development of limits and specific risk tolerances. The Board of Directors and its committees also are each directly responsible for considering and overseeing risks in specified areas. In light of the Company’s overall business and market, the extensive regulatory schemes under which the Company and its affiliates operate, and the complexities of the Company’s operations as a whole, the Board has established a Risk Management Committee that is tasked with specific responsibility for direct oversight of all of the risks inherent in the Company’s business, along with management of the enterprise-wide risk management program.
The Risk Management Committee consults with management and outside experts, and provides regular, detailed reporting and recommendations on risk-related actions to the full Board. The Risk Management Committee also monitors the risk management function, reviews risk assessments and other risk reporting for all of the Company’s business segments and operations, and adopts and directs the implementation of risk management policies that relate to both the Company and its subsidiaries, including the Bank.

CORPORATE GOVERNANCE - 10

In addition to the Risk Management Committee, the Board of Directors administers its risk oversight function through:

•
the review and discussion of periodic reports to the Board of Directors and its committees on topics relating to risks that the Company faces, including, among others, credit risk, interest rate risk, operational risks (including cybersecurity and technology-related risks), and compliance and regulatory risk;

•	monitoring the level and trend of such risks relative to pre-approved levels and the ability to manage and mitigate such risks;

•
the required approval by the Board of Directors (or a committee thereof) of significant transactions and other decisions, including final budgets, material uses of capital, strategic direction, and executive management hiring and promotions;

•
the direct oversight of specific areas of the Company’s business by the Risk Management Committee, the Audit and Finance Committee, the Compensation Committee and the Governance and Executive Committee; and

•
regular periodic reports from the Company’s internal and external auditors and other third party consultants regarding areas of potential risk, including, among others, those relating to the Company’s internal controls and financial reporting.

The Board of Directors also relies on management to bring significant matters impacting the Company and its subsidiaries to the Board of Directors’ attention.
RISK REVIEW AND ANALYSIS OF INCENTIVE COMPENSATION ARRANGEMENTS
The Company’s compensation program is designed to offer competitive pay for performance, aligning with the Company’s short- and long-term business strategies, risk appetite and shareholder interests. The Board oversees the Company’s incentive compensation programs, primarily though the Compensation Committee, with additional input from the Company’s Chief Risk Officer, Chief Human Resources Officer, General Counsel, and Chief Financial Officer.
The Compensation, Governance and Executive Committee (the predecessor to the current Compensation Committee) conducted a detailed review of the Company’s incentive compensation arrangements in 2018. This review focused on:

•
the compensation plans of the persons identified as named executive officers to ensure that such plans do not encourage the named executive officers to take unnecessary or excessive risks that threaten the value of the Company;

•	employee compensation plans in light of the risks posed to the Company by such plans and how to limit these risks; and

•	employee compensation plans to ensure these plans do not encourage the manipulation of reported earnings to enhance compensation.
During the most recent review, the incentive compensation plans reviewed were categorized as moderate risk. Named executive officer compensation plans are described in detail in “Compensation Discussion & Analysis.” The Compensation Committee has determined to conduct future incentive compensation reviews on a biennial basis, with interim reviews if material changes occur. The next regular incentive compensation review is expected to occur in 2020.
The Compensation Committee believes that appropriate controls are in place to minimize the risk of unnecessary and inappropriate risk-taking as a result of the incentive plans and to discourage the manipulation of earnings to enhance compensation. Such controls include mechanisms to clawback equity compensation in certain circumstances, governance processes for compensation reviews and on-going monitoring of employee compensation that may trigger additional individual or plan reviews. These additional reviews included annual market analyses, both internal and third-party.
The Compensation Committee believes that the balance of base compensation and variable short- and long-term incentives awarded based on Company and individual performance, is designed to discourage excessive or unnecessary risk-taking. The Company-based performance factors for the various incentive plans are also weighted accordingly, requiring attainment of different aspects of financial and strategic goals for payouts. Further, the Compensation Committee believes that the long-term equity components of compensation encourage the Company’s

11 - 2020 PROXY STATEMENT

executives to focus on elements of the Company’s performance to influence long-term value creation and share price appreciation. In addition, the Compensation Committee may exercise negative discretion for a variety of reasons, including inappropriate risk-taking, to reduce variable short-term incentive awards.
COMMITTEES OF THE BOARD AND RELATED MATTERS
The following table sets forth membership on the committees that were in place during 2019 and the number of meetings held during 2019.

Name	Audit and Finance	Compensation (1)	Risk Management	Governance and Executive (1)

Mark F. Furlong (2), (3)	Chair (8)			X
Joseph C. Guyaux (2)		X	Chair (8)
Deborah F. Kuenstner (2), (3), (4)		X	X
Gloria C. Larson (2)			X	Chair (8)
Kimberly S. Stevenson (2), (3), (5)			X	X
Luis Antonio Ubiñas (2), (3), (6)	X			X
Stephen M. Waters (2), (3)		X		X
Lizabeth H. Zlatkus (2), (3), (7)	X	Chair (8)
Number of Committee Meetings Held in 2019	8	8	9	3

(1)	In January 2019, the Board of Directors split the Compensation, Governance and Executive Committee into two separate committees, the Compensation Committee and the Governance and Executive Committee.

(2)	The Board of Directors has determined that this member is an "independent" director under Nasdaq listing standards.

(3)	The Board of Directors has determined that this member is an “audit committee financial expert” under SEC regulations.

(4)	Deborah F. Kuenstner joined the Risk Management Committee in January 2019.

(5)	Kimberly S. Stevenson joined the Governance and Executive Committee in January 2019.

(6)	Luis Antonio Ubiñas joined the Governance and Executive Committee in January 2019.

(7)	Lizabeth H. Zlatkus joined the Compensation Committee in January 2019.

(8)	Indicates Chair as of December 31, 2019.
ATTENDANCE AT BOARD AND COMMITTEE MEETINGS AND THE ANNUAL MEETING
The Board of Directors held seven meetings of the full Board during 2019. In 2019, each of the directors attended at least 75% of the aggregate number of meetings of the full Board of Directors and relevant committees held during the time such person was a director. The Company does not have a policy of requiring directors to attend the annual meeting of shareholders. The Company does, however, typically schedule a meeting of its Board of Directors the day before or close to the annual meeting of shareholders to facilitate each director’s attendance at the annual meeting. Three of the Company’s non-executive directors attended the 2019 annual meeting.
EXECUTIVE SESSIONS WITHOUT MANAGEMENT
To promote candid discussion among the non-management directors, the Board of Directors schedules regular executive sessions in which non-management directors meet without management’s participation. Such sessions typically occur at every regularly scheduled Board and committee meeting. The Chair of the Board or the respective committee chairperson is the presiding director at these executive sessions.
AUDIT AND FINANCE COMMITTEE
All members of the Audit and Finance Committee are “audit committee financial experts” as defined in SEC regulations and are "independent" as defined under Nasdaq listing standards. Pursuant to the Audit and Finance Committee’s charter, the Audit and Finance Committee assists the Board in its oversight of:

•	the process of reporting the Company’s financial statements;

•	the system of internal controls as it relates to financial reporting;

•	the audit process;

•	the Company's internal audit function;

CORPORATE GOVERNANCE - 12

•	the Company’s process for monitoring compliance with laws and regulations and the Code of Conduct and Ethics;

•	the review and approval of the Company’s declaration of dividends; and

•	the qualifications, independence and performance of the Company’s independent registered public accounting firm in accordance with SEC regulations.
The Audit and Finance Committee is solely responsible for retaining the Company’s independent registered public accounting firm. The Audit and Finance Committee also conducts analysis and makes recommendations to the Board and management regarding the Company’s financial planning, capital structure, capital raising, proposed acquisitions, mergers and divestitures, overall strategic planning, and financial performance, as relevant. Shareholders may access the Audit and Finance Committee’s charter by accessing the Company’s website at www.bostonprivate.com, selecting the “Investor Relations” link at the bottom of the page, and then selecting “Corporate Governance” under “Governance.”
RISK MANAGEMENT COMMITTEE
The Risk Management Committee’s responsibilities are described above under “Risk Oversight.”
COMPENSATION COMMITTEE
All members of the Compensation Committee are independent as defined under Nasdaq listing standards.
The Compensation Committee makes recommendations to the Board of Directors, where necessary, on certain matters including, but not limited to, changes to compensation plans and adoption of new plans, and changes to the CEO’s compensation and to Board compensation programs. The Compensation Committee has been delegated the authority by the Board of Directors to approve compensation matters for all executive officers other than the CEO. Compensation decisions relating to the CEO are also reviewed and approved by the entire Board. For additional information on the Compensation Committee’s process for consideration and determination of executive officer and director compensation, please see “Compensation Discussion & Analysis.” Shareholders may access the Compensation Committee’s charter by accessing the Company’s website at www.bostonprivate.com, selecting the “Investor Relations” link at the bottom of the page, and then selecting “Corporate Governance” under “Governance.”
GOVERNANCE AND EXECUTIVE COMMITTEE
The Governance and Executive Committee periodically reviews the overall governance of the Company by the Board of Directors and its committees and, among other things, assists the Board of Directors by evaluating the performance of the Board and its committees, identifies individuals qualified to become members of the Board, recommends the slate of candidates to be nominated for election to the Board of Directors and the board of the Bank, recommends the members and the chairs of the committees of the Board, adopts and implements governance practices and policies applicable to both the Company and its subsidiaries, and reviews and assesses the charters of all committees of the Board. In addition, the Governance and Executive Committee serves as the Executive Committee of the Bank’s board of directors. Shareholders may access the Governance and Executive Committee’s charter by accessing the Company’s website at www.bostonprivate.com, selecting the “Investor Relations” link at the bottom of the page, and then selecting “Corporate Governance” under “Governance.”
CONSIDERATION OF DIRECTOR NOMINEES
The Governance and Executive Committee is responsible for identifying, assessing and recommending the slate of candidates to be nominated for election to the Board of Directors. The Governance and Executive Committee uses a variety of methods for identifying and evaluating nominees for director, and assesses the mix of skills and the performance of the Board of Directors as a whole on an annual basis. In the course of establishing the slate of nominees for director each year, the Governance and Executive Committee will consider whether vacancies on the Board are expected due to retirement or otherwise, the skills represented by retiring and continuing directors, and additional skills highlighted during the annual Board self-assessment process that could improve the overall quality and ability of the Board to carry out its responsibilities. Candidates may come to the attention of the Governance and Executive Committee through business and other networks of the existing members of the Board or from management. The Governance and Executive Committee may also solicit recommendations for director nominees from independent search firms or any other source it deems appropriate, and has most recently sourced non-incumbent candidates through retention of such independent search firms. The Governance and Executive

13 - 2020 PROXY STATEMENT

Committee reviews the performance, skills and characteristics of all incumbent directors prior to making a determination to recommend that the full Board nominate the incumbent director for re-election.
The Governance and Executive Committee requires all nominees and candidates to possess the highest personal and professional ethics, integrity and values; to be committed to representing the long-term interests of the Company's shareholders; to be able to devote consistently an appropriate amount of time to be informed about the Company’s business and strategy; to bring a balanced perspective and strong business and financial acumen; and an ability to approach all decision making with a high level of confidence and independence. In addition to reviewing a candidate’s background and accomplishments, candidates are reviewed in the context of the current composition of the Board of Directors and the Company’s evolving needs.
Pursuant to the Company's Corporate Governance Guidelines established by the Board, no more than two members of the Board may be executive members, and all others must meet the definition of an “independent" director under Nasdaq listing standards. Under the Company's Corporate Governance Guidelines, the CEO is required to be a member of the Board. Currently, the CEO is the only member of the Board who is not independent. On an annual basis, the Governance and Executive Committee reviews the independence status of each member of the Board to determine whether any relationship is inconsistent with a determination that the director is independent. The most recent review was undertaken in January 2020 and, as a result, the Board, after such review, determined that each of the Company’s non-executive directors (Mses. Kuenstner, Larson, Stevenson, and Zlatkus, and Messrs. Furlong, Guyaux, Ubiñas and Waters) meets the qualifications for independence in accordance with Nasdaq listing standards.
Directors of the Company are nominated in accordance with the Company’s Bylaws, which provide that directors may be nominated (1) by a majority of the Board of Directors, or (2) by any holder of record of any shares of the capital stock of the Company entitled to vote at the annual meeting of shareholders. While the Governance and Executive Committee does not have a formal policy regarding consideration of any director candidates recommended by shareholders, such candidates are evaluated on the same basis as candidates recommended from other sources. A shareholder wishing to nominate a director separately from the slate of directors nominated by the Company for the 2021 annual meeting should follow the procedures described in this Proxy Statement under the heading “Submission of Shareholder Proposals for 2021 Annual Meeting.” Any shareholder who seeks to make such a nomination for the 2021 annual meeting must be present in person at such annual meeting.
POLICY ON HEDGING
Special trading procedures for insiders are reviewed annually by the Board. These procedures prohibit directors, executive officers and certain other employees who, in the ordinary course of the performance of their duties, have access to material, non-public information regarding the Company, from engaging in short sales and derivative transactions involving securities of the Company.
CODE OF CONDUCT AND ETHICS
The Company has adopted a Code of Conduct and Ethics which applies to the Company’s and its subsidiaries’ employees, officers, and directors. In addition, the Company maintains procedures for the confidential, anonymous submission of any complaints or concerns about the Company, including complaints regarding accounting, internal accounting controls or auditing matters. Shareholders may access the Code of Conduct and Ethics by accessing the Company’s website at www.bostonprivate.com, selecting the “Investor Relations” link at the bottom of the page, and then selecting “Corporate Governance” under “Governance."
DIGNITY IN THE WORKPLACE
The Company is committed to treating its employees with dignity and respect. This includes a commitment to provide a working environment that is free from harassment and discrimination on account of race, ethnicity, creed, ancestry, color, national origin, religion, age, sex, gender, gender identity, gender expression, marital status, sexual orientation, military or veteran status, application for military status, pregnancy, family and medical leave status, genetic information, the pursuit of workers’ compensation benefits, medical condition, mental or physical disability, or any other category protected by federal or state law.
To reinforce this commitment to a harassment and discrimination-free working environment, the Company has adopted, and its Board of Directors has approved, a policy against harassment and discrimination and a reporting procedure for

CORPORATE GOVERNANCE - 14

employees who have been subjected to or witnessed such behaviors. This policy applies to all work-related settings and activities, whether inside or outside the workplace, and includes business trips and business-related social events.
RELATED PARTY TRANSACTIONS
The Company sends out annual questionnaires to its directors and executive officers regarding related party transactions. If there are any affirmative responses, the Board, which is responsible for the oversight of such transactions, reviews any such affirmative responses and considers their terms and conditions.
There were no related party transactions reported in 2019.
SHAREHOLDERS' COMMUNICATIONS WITH THE BOARD OF DIRECTORS
Shareholders wishing to communicate with the Company’s Board of Directors should email the Company’s investor relations department at investor-relations@bostonprivate.com, call 888-666-1363 or mail the Company’s main address at 10 Post Office Square, Boston, Massachusetts 02109, Attention: Investor Relations. The mailing envelope should contain a clear notation indicating that the enclosed letter is a “Shareholder-Board Communication” or “Shareholder-Director Communication.” All such letters should clearly state whether the intended recipients are all members of the Board or specified individual directors. All communications will be reviewed by the Company’s investor relations department, which will determine whether the communication will be relayed to the Board or the director. Except for resumes, sales and marketing communications or notices regarding seminars or conferences, summaries of all shareholder communications will be provided to the Board.
INFORMATION REGARDING EXECUTIVE OFFICERS
The following table lists the name, age and current position of each executive officer of the Company.

Name	Age	Current Position
Maura S. Almy	64	Executive Vice President and Chief Operating and Platform Officer
James C. Brown	54	Executive Vice President and President of Commercial Banking
Anthony DeChellis	57	Chief Executive Officer and President
Steven M. Gaven	40	Executive Vice President and Chief Financial Officer
Colleen A. Graham	54	Executive Vice President and General Counsel
John T. Longley	57	Executive Vice President and Head of West Coast
W. Timothy MacDonald	61	Executive Vice President and Chief Risk Officer
Joy C. McCune	52	Executive Vice President and Chief Human Resources Officer
Paul M. Simons	54	Executive Vice President and President of Private Banking, Wealth & Trust
William I. Woodson	54	Executive Vice President and Head of Wealth Advisory and Family Office Services
Pursuant to the Bylaws of the Company, the President, Treasurer and Secretary of the Company hold office until the first meeting of the Board of Directors following the annual meeting of shareholders. Other officers shall hold office for the same term described above, unless a shorter term is specified in the vote electing or appointing them.

15 - 2020 PROXY STATEMENT

MAURA S. ALMY

Ms. Almy joined the Company in February 2019 as Executive Vice President and Chief Operating and Platform Officer. Prior to joining the Company, from January 2014 to July 2018, Ms. Almy was a Senior Vice President and Chief Operating Officer of Santander Securities LLC USA, where she led the operations, information technology, project management, vendor management and business continuity planning functions. In addition, as a member of Santander's executive team, she was directly responsible for the income statement for its Private Banking Wealth business. Ms. Almy has over 35 years of experience in roles spanning retail trading, client relationship management, sales, operations and technology, with positions held at Credit Suisse, Fidelity Investments, Barber & Bronson, Bear Stearns & Co. Inc., and Dean Whitter/Morgan Stanley, among others.

JAMES C. BROWN

Mr. Brown joined the Bank in December of 1999 and has held numerous positions throughout his tenure. In March 2019, he was named Executive Vice President and President of Commercial Banking of the Company.  Prior to his current role, he served as Executive Vice President and President - Commercial Banking of the Bank from 2010 to 2019, and Executive Vice President and Chief Lending Officer of the Bank from 2003 to 2010, after several other roles at the Bank. Mr. Brown has over 32 years of banking experience, beginning his career at Shawmut Bank and State Street Corporation.  Mr. Brown serves on the board of directors of the Bank.

STEVEN M. GAVEN

Mr. Gaven joined the Company in November 2011 as Vice President, Corporate Finance and Director of Investor Relations of the Company. In February 2016, he was named Chief Financial Officer of Boston Private Wealth LLC ("BPW"), a wholly-owned subsidiary of the Bank. He became Executive Vice President and Chief Financial Officer of the Company in January 2018 while also continuing in his role as Chief Financial Officer of BPW. Prior to joining the Company, Mr. Gaven was a member of the U.S. Industrials equity research team at Susquehanna International Group after holding several corporate finance roles at Investor Financial Services Corp. Mr. Gaven serves on the board of directors of the Bank.

COLLEEN A. GRAHAM

Ms. Graham joined the Company in April 2019 as Executive Vice President and General Counsel, with responsibility for Legal, Compliance and administrative oversight of Internal Audit. From August 2018 to April 2019, Ms. Graham served as Chief Executive Officer and founder of NextGen Compliance LLC, where she assisted in compliance investigations and designed proactive and preventative compliance solutions. Prior to that time, Ms. Graham worked for 21 years in senior leadership positions at Credit Suisse and its affiliates. From February 2016 to July 2017, she was a co-founder, board member, and the Chief Supervisory Officer of Signac, a Fintech joint venture between Credit Suisse and Palantir Technologies. Among other roles, Ms. Graham served as Managing Director and Credit Suisse’s Head of Compliance Americas, Head of Business Risk Management for the Private Bank Americas and Global Chief Control and Operational Risk Officer for the investment bank. Ms. Graham also co-chaired the Credit Suisse Investment Bank’s Operational Risk Committee.

CORPORATE GOVERNANCE - 16

JOHN T. LONGLEY

John Longley joined the Company in August 2019 as Executive Vice President and Head of West Coast. Previously, he served as the co-founder and Chief Executive Officer of Dobot, Inc., a Fintech company, from May 2014 to May 2018. Prior to launching Dobot, Inc., Mr. Longley served as Managing Director and Head of Private Wealth with BlackRock/iShares for three years. His additional Wall Street experience includes a cumulative 17 years with Smith Barney and subsequently Citigroup (via acquisition), where he held several executive roles.

W. TIMOTHY MACDONALD

Mr. MacDonald is Executive Vice President and Chief Risk Officer, responsible for overseeing the Company’s enterprise risk management program and relationships with key regulators. Mr. MacDonald joined the Company in 2009. First serving as Senior Vice President, Deputy Chief Risk Officer, he was named Executive Vice President and Chief Risk Officer of the Bank in 2011 and was elected Executive Vice President and Chief Risk Officer of the Company in 2013. Prior to joining the Company, he held key positions at GE Capital and worked at KPMG LLP, the Federal Reserve System and Shawmut Bank.

JOY MCCUNE

Ms. McCune joined the Company in August 2018 as Executive Vice President and Chief Human Resources Officer. Previously, Ms. McCune was the Chief Human Resources Officer at Boston Financial Data Services from 2015 to 2017. From 1997 to 2015, she served as a Senior Vice President at State Street Corporation, where she was responsible for providing strategic support to the State Street management committee and their global lines of business and led efforts in support of succession planning, new business line launches, and human resources matters in mergers and acquisitions.  Her early experience also includes various human resources roles at other financial services and technology companies. Ms. McCune serves on the board of directors of the Bank.

PAUL M. SIMONS

Mr. Simons joined the Company in December 2018 as Executive Vice President and Chief of Corporate Strategy and Development.  In March 2019, he became President of Private Banking, Wealth & Trust, while continuing to serve in his role as Executive Vice President. From May 2017 to November 2018, Mr. Simons was a Managing Director of Seaport Global Holdings, an institutional securities firm, where he developed and launched Seaport Global Asset Management. Prior to joining Seaport, from December 2014 to October 2016, he served as provisional CEO for a start-up financial information and technology company. With over 30 years of experience in the financial services sector, including senior level positions at Credit Suisse and Merrill Lynch, he has demonstrated expertise and leadership in many aspects of financial services, including asset management, wealth management, financial technology, private banking, investment banking, family office and client relationship management.  Mr. Simons serves on the boards of directors of the Bank and Dalton, Greiner, Hartman, Maher & Co., LLC, an affiliate of the Company.

17 - 2020 PROXY STATEMENT

WILLIAM I. WOODSON

Mr. Woodson joined the Company in May 2019 as Executive Vice President and Head of Wealth Advisory and Family Office Services. He has more than 25 years of experience within the financial services industry and joined the Company from Citigroup where he was a Managing Director and head of the Family Office Group for Citi Private Bank in North America from May 2014 to May 2019. Prior to joining Citi Private Bank, Mr. Woodson held senior private banking and family office positions at Credit Suisse and Merrill Lynch, where, among other responsibilities, he ran a multi-family office business and managed ultra high net worth and family office clients. Mr. Woodson began his career in a Big Four public accounting firm as a tax professional, where he spent almost a decade providing domestic and international tax advice to ultra high net worth individuals, families and closely-held businesses.

For biographical information regarding Anthony DeChellis see “Information Regarding Director Nominees.”

CORPORATE GOVERNANCE - 18

CORPORATE RESPONSIBILITY AND SUSTAINABILITY
The Company recognizes its responsibility to the environment and the communities in which it operates. Its commitment to socially responsible and sustainable practices is an integral part of how the Company does business. In addition to supporting the environment and our communities, the Company's approach benefits its employees, clients, vendors and stockholders. How the Company fulfills this responsibility is highlighted below.

ENVIRONMENTAL
The Company seeks to minimize its impact on the environment with effective recycling programs and energy-saving technology, equipment and materials. The Company offers environmentally friendly investment strategies to clients as part of a broader custom approach to Environmental, Social, and Governance ("ESG") issues. See the “Social” section below for further details.

◦	Environmental Sustainability Team

◦
The Company recently formed an Environmental Sustainability Team that will oversee and direct improvements in sustainability initiatives. Projects may include using environmentally friendly office products, going paperless, encouraging green commuting and participating in environmental clean-up days.

◦
The Company has installed filtered water refill stations where employees can dispense clean, filtered water into reusable water bottles and glasses as an environmentally friendly alternative to single-use plastic water bottles.

◦	The Company has removed plastic straws from circulation in its kitchens and will examine options to reduce use of plastic utensils, plates and cups.

◦
In order to decrease the Company’s carbon footprint, the Environmental Sustainability Team will assess areas where energy consumption can be reduced and consider purchasing cleaner renewable energy where feasible.

◦	Employee and Community Engagement

◦	The Company supports organizations, such as the American Lung Association, that focus on eliminating tobacco use and related lung disease and improving overall air quality.

SOCIAL
The Company strives to be socially responsible by contributing to the communities in which it operates and supporting the professional development and well-being of its employees.

◦	Community Investment

◦
The Bank has an ‘Outstanding’ Community Reinvestment Act rating from federal and state regulators, and has invested approximately $1.5 billion in its Community Investment initiatives in the last five years.

◦
Staff volunteer for services and participate on boards and committees of nonprofit organizations that are engaged in improving the lives of low- and moderate-income people and neighborhoods in local communities. Special focus is on affordable housing, financial education, first-time homebuyer counseling, economic development, youth programs, domestic violence, homelessness, health, education, substance abuse treatment and crime prevention.

◦
The Company regularly offers nonprofit organizations free training programs through its Community Investment seminars. These seminars are designed to build the capacity of nonprofit organizations to thrive in their communities and to further their missions. Topics range from corporate governance best practices to fraud prevention and updates on federal and state laws affecting nonprofits.

◦	Philanthropic Initiatives

19 - 2020 PROXY STATEMENT

◦
The Company maintains a philanthropic giving program that assists nonprofit organizations, primarily serving low- and moderate-income people and places with flexible funds for operating, program and capital investment purposes.

◦
In 2019, the Company made contributions to a local children’s hospital, a foundation dedicated to improving the lives of homeless children and their families, and a national breast cancer research organization. The Company donates more than $1,000,000 to charitable organizations annually.

◦	The Company was recognized in 2019 by the Boston Business Journal and Silicon Valley Business Journal as one of the regions’ largest corporate charitable contributors.

◦
The Company supports its employees as they give back to the communities in which they live and work, including encouragement of employee volunteerism. Each employee is granted eight hours of time for volunteering and community service. On average, Company employees volunteer 5,000 hours annually.

◦	Employee Engagement

◦	The Company actively monitors employee engagement through annual and pulse surveys and recently commenced an Engagement Council focused on maintaining ongoing employee satisfaction.

◦	Diversity & Inclusion

◦	The Company is an equal opportunity employer and maintains hiring practices and policies that foster and promote an inclusive and diverse workforce.

◦	The Company is committed to gender diversity at all levels of the organization:

▪	Four directors on the Board are female, representing 50% of the non-executive members of the Board.

▪	As of December 31, 2019, women constituted 30% of the Company's executive officers and 57% of the Company's employee base.

▪	As of December 31, 2019, 50% of millennials (employees between the ages of 26 and 40) in the Company's workforce were female.

◦	Client Engagement

◦
The Company is committed to meeting the evolving needs and expectations of its clients. The Company surveys clients annually to measure satisfaction and ensure a consistently high level of service. In 2019, the Company achieved a 91% customer satisfaction score.

◦	ESG Investment Strategies

◦	The Company offers clients access to investment screening strategies that:

▪	exclude companies and industries associated with tobacco, alcohol, weapons or fossil fuels; or

▪	focus on investing in companies that support renewable energy, or partake in sustainable business practices or other ESG causes.

GOVERNANCE
In furtherance of the robust control environment described elsewhere in this Proxy Statement, the Company believes in the importance of sound and effective corporate governance.

◦	Culture

◦
The Company believes in treating clients with exceptional care through understanding their lives, not just their financial needs. To inspire employees to accomplish this purpose, we have created a corporate culture built on trust, respect, listening and an overreaching desire to do the right thing. With an uncompromising commitment to this culture, the Company adds value for its customers, shareholders,

CORPORATE GOVERNANCE - 20

bankers and the communities it serves. For more information regarding the Company's core values, please visit the Company website at www.bostonprivate.com and select "Values" at the bottom of the page.

21 - 2020 PROXY STATEMENT

EXECUTIVE COMPENSATION

PROPOSAL 2:

ADVISORY (NON-BINDING) VOTE ON EXECUTIVE COMPENSATION

The Board of Directors is providing shareholders the opportunity to approve, on an advisory basis, the compensation paid to the Company’s named executive officers as described in this Proxy Statement, as required by Section 14A of the Exchange Act. At the 2017 annual meeting of shareholders, the shareholders of the Company voted to hold an advisory vote on executive compensation annually, and the Board of Directors approved this choice. The next shareholder vote on the frequency of advisory votes on executive compensation is expected to occur at the Company's 2023 annual meeting of shareholders.
The vote on the compensation of the named executive officers will not have any binding legal effect, regardless of whether or not it is approved, and may not be construed as overruling a decision by the Company or the Board of Directors or creating or implying any change to the fiduciary duties of the Board. Furthermore, because this proposal relates primarily to compensation that has already been paid or committed for the Company’s named executive officers, there is generally no opportunity for the Board to revisit those decisions. However, the Compensation Committee intends to take the results of the vote on this proposal into account in its future decisions regarding the compensation of the Company’s named executive officers.
The Company’s compensation program is designed to attract, motivate and retain the named executive officers who are critical to the Company’s success by offering a combination of base salary and annual and long-term incentives that are closely aligned with the Company’s annual and long-term performance objectives. Please see the section titled “Compensation Discussion & Analysis” for additional information about the Company’s executive compensation programs.
We believe that the effectiveness of the Company's compensation programs is demonstrated by the accomplishments of management over the last fiscal year as detailed in the section titled “Compensation Discussion & Analysis.”

The Board of Directors unanimously recommends that shareholders vote FOR the following resolution to approve the compensation of the Company's named executive officers:
RESOLVED, that the compensation of the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including in the Compensation Discussion & Analysis, the compensation tables and narrative discussion, be approved.

EXECUTIVE COMPENSATION - 22

COMPENSATION DISCUSSION & ANALYSIS

EXECUTIVE SUMMARY

This Compensation Discussion & Analysis provides a detailed description of the compensation of the following named executive officers:

Named Executive Officer	Title	Start Date
Anthony DeChellis	Chief Executive Officer and President	11/26/2018
Steven M. Gaven	Executive Vice President and Chief Financial Officer	1/1/2018[1]
John T. Longley	Executive Vice President and Head of West Coast	8/31/2019
Paul M. Simons	Executive Vice President and President of Private Banking, Wealth & Trust	3/15/2019[1]
William I. Woodson	Executive Vice President and Head of Wealth Advisory & Family Office Services	5/28/2019
Corey A. Griffin	Former Executive Vice President and CEO, Private Clients Group	1/1/2018[2]
(1) Represents effective date of current title.
(2) Mr. Griffin's employment with the Company terminated as of April 30, 2019 and Mr. Griffin served as a consultant to the Company from May 1, 2019 until May 31, 2019.

As of January 1, 2020, the named executive officers with continuing employment relationships with the Company were Messrs. DeChellis, Gaven, Longley, Simons, and Woodson.
OUR BUSINESS
The Company is a leading provider of integrated wealth management, trust, and banking services to high net worth individuals, families, businesses, and non-profits. The Company's value proposition to clients is comprehensive advice coupled with deep technical expertise to help clients simplify their lives and achieve their goals. The Company delivers the full-service capabilities of a large firm in a boutique environment.
BACKGROUND AND STRATEGY
In November 2018, Anthony DeChellis was named the Company's President and Chief Executive Officer. In May 2019, Mr. DeChellis and the Company's management team announced an ambitious three-year strategy to improve meaningfully profitability of the Company through growth of its wealth management business, while also increasing operating efficiencies.
In order to achieve the Company's growth goals, the management team's strategic priorities include:

•	Improving client value proposition for high net worth and ultra high net worth clients by attracting and retaining high caliber talent with deep subject matter expertise to advise clients;

•	Building upon the Company's capabilities for serving the unique financial objectives of wealthy families, family offices, and their advisors;

•	Increasing Boston Private's market share in the existing markets of Boston, California, Florida, and New York; and

•	Delivering progress against key strategic initiatives critical to better position the Company to achieve these strategic priorities (additional details found beginning on page 28).

23 - 2020 PROXY STATEMENT

2019 OPERATIONAL AND FINANCIAL HIGHLIGHTS

Talent Attraction:
During 2019, Mr. DeChellis reorganized the management team by recruiting executives with experience at the world's largest wealth management and financial services firms to build upon the Company's existing foundation. The named executive officers hired by Mr. DeChellis and some of their previous experience is set forth in the table below:

Named Executive Officer	Previous Firm	Role
John T. Longley	BlackRock iShares	Head of Private Wealth
	Citi Private Bank North America	Chief Executive Officer
Paul M. Simons	Credit Suisse	Co-Head of Private Banking USA
	Merrill Lynch	Managing Director
William I. Woodson	Citi Private Bank	Head of Family Office Group
	Credit Suisse	Managing Director
In addition to the named executive officers in this Proxy Statement, in 2019, Mr. DeChellis made critical and strategic hires in the Company's technology and risk management areas, including Maura S. Almy who serves as Chief Operating and Platform Officer and Colleen A. Graham who serves as General Counsel.

Affiliate Integration:
In September 2019, the Company combined two wholly-owned registered investment advisors, KLS Professional Advisors Group LLC and Boston Private Wealth, LLC into a single firm, managing $12.8 billion of client assets as of September 1, 2019, making it one of the largest registered investment advisors focused on high net worth individuals in the United States. The combined business enables the delivery of a more complete set of client solutions and reflects the continued simplification of the Company's business model, moving away from an affiliate model to an integrated wealth management, trust, and private banking model.
2019 Financial Highlights:

DILUTED EARNINGS PER SHARE	RETURN ON AVERAGE COMMON EQUITY	TOTAL ASSETS UNDER MANAGEMENT / ADVISORY	OPERATING EARNINGS RETURNED TO SHAREHOLDERS
$0.97	10.0%	$16.8 billion (as of December 31, 2019)	59%
		5% increase year-over-year
Asset Quality:
Disciplined risk management and maintaining a low risk balance sheet are central elements of the Company's strategy. The Company targets top quartile credit metrics relative to the KBW Regional Banking Index ("KRX").

•	Nonperforming assets as a percentage of total assets were 0.26% at December 31, 2019, compared to the KRX median of 0.45%. The Company ranked in the 86th percentile relative to the KRX.

•
Total loans recovered exceeded total loans charged-off during 2019. Total net loans recovered as a percentage of loans was 0.02%, while the industry experienced net charge-offs (KRX median of 0.12%). The Company ranked in the 94th percentile relative to the KRX.

Total Shareholder Return ("TSR"):
The Company delivered a TSR of 18.8% during 2019. For further details of fiscal 2019 financial results, please see the Annual Report on Form 10-K.

EXECUTIVE COMPENSATION - 24

COMPENSATION PROGRAM
The Compensation Committee (the "Committee") has adopted an integrated executive compensation program that is intended to align the named executive officers' interests with those of the Company's shareholders and to promote the creation of shareholder value without encouraging excessive or unnecessary risk taking. The Committee has tied a majority of the named executive officers' compensation to a number of key performance measures that contribute to or reflect shareholder value creation. Total compensation for the named executive officers includes annual short-term incentive compensation (“STI”) that is tied to specific pre-determined financial metrics and strategic initiatives, as well as annual long-term incentive compensation (“LTI”), consisting of restricted stock units (“RSUs”), performance stock units (“PSUs”) and non-qualified stock options (“NQSOs”).
In 2018, the Company reintroduced NQSOs as an additional and critical component of the Company's LTI program. The significant upside opportunities provided by NQSOs aid in attracting and retaining talent. In addition, this compensation component incentivizes shareholder value creation as NQSOs only have value if there is an increase in the Company’s stock price from the date of the grant of the NQSO.
In order to recruit the high-caliber talent referenced above, the Company has granted new hire inducement equity awards to the named executive officers that joined the Company since Mr. DeChellis was hired as CEO. Reflecting the Committee’s commitment to align pay with shareholder outcomes, awards provided were comprised of RSUs and/or NQSOs, with various vesting criteria. Specific details of each award are included in the Executive Compensation Tables beginning on page 36.
SUMMARY OF 2019 COMPENSATION ACTIONS

BASE SALARY:	SHORT-TERM INCENTIVE (% of target):	LONG-TERM INCENTIVE PSUs (% of target):
0%	Initial Funding = 83% Final Funding = 70%	81%
No base salary increases for any named executive officer since 2016 (other than one increase made in connection with a promotion)	The Committee exercised negative discretion to reduce funding by 13 percentage points.	3-year average PSU payout: Payouts for the last three PSU cycles have averaged 87% of target
Despite the operational and financial outcomes described above that better position the Company for future success, 2019 was a challenging year for the Company and its shareholders, and the compensation outcomes reflect those challenges.
In 2019, the Company underperformed on its two core financial performance metrics: Return on Average Common Equity ("ROACE") and Pre-tax, Pre-Provision ("PTPP") Income Growth. However, with respect to its newest measure, Progress Against Strategic Initiatives ("PASI"), the Company exceeded its targets. These factors resulted in an initial STI Scorecard funding level of 83% of target.  In addition, the discretionary modifiers that had been established in previous years showed the following results: top quartile performance related to credit quality, offset by below target average deposit growth and net new assets, and TSR below the 50th percentile of the KRX.
It is the Committee’s view that significant progress has been attained by the new management team.  Strategic initiatives are being achieved, and operational advancements and technological enhancements are clearly evident.  However, the continued stagnant performance of the Company's stock price, coupled with below target results for three of the four discretionary modifiers, are clearly not the intended direction of the Company. Through its discussions, the Committee is focused on striking a balance between the positive progress on the strategic initiatives combined with disappointing financial and shareholder results.
Therefore, the Committee felt it important to reduce the 2019 funded STI payout by 13 percentage points to 70%. This action further reinforces our commitment to aligning pay with performance and ensuring our pay outcomes reflect the shareholder experience.

25 - 2020 PROXY STATEMENT

HISTORICAL PAY FOR PERFORMANCE ALIGNMENT
The following chart illustrates the actual STI and performance share payouts (percent of target awards) relative to the target and maximum payouts that could have been earned based on limits defined in the executive compensation program.

____________
(1) Although the scorecard-calculated STI funding for executives/senior leaders of the Company was 143%, the Committee exercised negative discretion to reduce the funding amount to 125% of target.
(2) Although the scorecard-calculated STI funding for executives/senior leaders of the Company was 69%, the Committee exercised negative discretion to reduce the funding amount to 65% of target.
(3) Although the scorecard-calculated STI funding for executives/senior leaders of the Company was 83%, the Committee exercised negative discretion to reduce the funding amount to 70% of target.

APPROACH TO PAY
____________________________________________________

COMPENSATION PHILOSOPHY
As referenced above, we have set forth ambitious growth goals. In support of this mandate, we have made changes to the Company's compensation plans and programs to ensure they are competitive, align directly with the organizational growth goals set forth in the strategic plan and recognize employee performance. These compensation enhancements provide an opportunity to strengthen alignment with the Company’s goals around shareholder and client value.
The Company's executive compensation practices support the needs of the business, drive performance, and ensure alignment with the short- and long-term interests of the Company's shareholders.
The key objectives of the Company's executive compensation philosophy are to:

•	Attract, retain and motivate exceptional leaders dedicated to the success of the organization;

•	Maximize individual and Company performance; and

•	Align compensation with performance.

EXECUTIVE COMPENSATION - 26

In furtherance of these objectives, the Company has adopted the following practices:

WHAT WE DO	Directly link pay with Company performance through a mix of short- and long-term incentive compensation
Offer market competitive compensation opportunities, targeting median total direct compensation
Clawbacks for equity compensation in the event of material financial restatements
Promote ownership and long-term engagement in the Company through stock-based compensation and a robust stock ownership policy
Use double-trigger for severance following a change of control
Engage an independent compensation consultant
Provide caps on incentive compensation

WHAT WE DON'T DO	Provide tax gross-ups related to a change of control, perquisites or benefits
Provide employment agreements, except for Mr. DeChellis
Permit repricing of underwater stock options without shareholder approval
Grant stock options with exercise prices below 100% of fair market value
Pay dividends or dividend equivalents on unvested equity awards
Permit hedging transactions, pledging activity or use of margin accounts
Reward executives for taking excessive risk

The Company continues to emphasize performance-based, variable pay in its executive compensation programs. For example, cash incentives under the annual STI plan can range from 0% to 200% of target based on performance that is typically measured over a one-year period. Equity incentives under the annual equity-based LTI plan consist of a combination of RSUs and NQSOs, each designated at 20% of the targeted equity compensation award made in 2019, and PSUs designated at 60% of the targeted equity compensation award made in 2019. PSUs vest only if and to the extent they are earned based on the achievement of three-year, forward-looking metrics.
In addition to receiving direct compensation, the named executive officers also participate in various employee benefit programs, as described in the “Executive Benefits and Perquisites” section of this Compensation Discussion & Analysis.
TARGET ANNUAL COMPENSATION MIX
The following chart illustrates, for 2019, the distribution of value among the three elements of direct compensation for the Company's CEO and for the other named executive officers. The annual LTI component of this illustration is based on the grant value of the annual long-term incentive awards approved by the Committee in 2019 (see “Equity-Based Long-Term Incentives" beginning on page 30.) As a percentage of total annual compensation, 72% of the CEO’s compensation and, on average, 68% of the other named executive officers' compensation, was variable, either because it was subject to performance goals, fluctuations in the Company's stock price, or both.

27 - 2020 PROXY STATEMENT

_____________________________________________________________________________________________________________________
(1) Includes the full STI and LTI targets for Mr. Griffin for 2019. Mr. Griffin's employment with the Company ended on April 30, 2019 and his consulting arrangement with the Company ended on May 31, 2019. Accordingly, Mr. Griffin received a pro-rated STI bonus through May 31, 2019 and did not receive any LTI awards in 2019.
PEER GROUP AND TOTAL COMPENSATION MARKET BENCHMARKING
2019 COMPENSATION DECISIONS
When reviewing compensation programs for, and setting the compensation of, the named executive officers, the Committee considers the compensation practices of specific peer companies as well as market data from third-party financial services industry published surveys. For this purpose, the Committee obtains assistance from its independent compensation consultant, Frederic W. Cook & Co. (“FW Cook”). FW Cook also provides other relevant market reference points such as broader financial services industry compensation survey data covering companies of similar size to augment this peer group data, when appropriate. The Committee reviews this peer group on an annual basis and modifies it as circumstances warrant. In setting the compensation of the named executive officers, the Committee evaluates each named executive officer's compensation against the median market data for the respective position. However, the Committee does not solely tie target compensation to any one type of peer group or survey data, but instead considers all of the sources described above in determining the appropriate level of compensation for each named executive officer.
The peer group used for 2019 compensation decisions included 17 banks that were selected based on the following characteristics:

CHARACTERISTIC	RANGE	CRITERIA

SIZE	Companies approximately 1/3 to 3 times the size of Boston Private	Total Assets of $4 billion to $28 billion
Market Capitalization of $700 million to $4 billion

BUSINESS MIX	Companies with a similar business mix to Boston Private	Fees as a percent of total revenue of at least 20%

OTHER RELEVANT CHARACTERSITCS		Companies headquartered in major metropolitan areas
Companies with which Boston Private competes for executive talent

The peer group approved by the Committee for purposes of setting 2019 compensation consisted of:

Berkshire Hills Bancorp, Inc.	NBT Bancorp, Inc.
Brookline Bancorp, Inc.	Pinnacle Financial Partners, Inc.
Bryn Mawr Bank Corp.	Sandy Spring Bancorp, Inc.
CoBiz Financial Inc.	UMB Financial Corporation
Columbia Banking System, Inc.	Washington Trust Bancorp, Inc.
Community Bank System, Inc.	Webster Financial Corporation
First Commonwealth Financial Corp.	Wintrust Financial Corporation
Independent Bank Corp.	WSFS Financial Corporation
MB Financial, Inc.
For long-term incentive compensation matrices, the Company used the KRX to measure the Company’s relative ROACE performance. The Committee believes the KRX provides a more consistent benchmark for purposes of measuring performance over a three-year time horizon to normalize any anomalies given the larger number of comparator banks in the KRX.

EXECUTIVE COMPENSATION - 28

2020 COMPENSATION DECISIONS
During July 2019, consistent with previous practice, the Committee, with the assistance of FW Cook, reviewed and updated the Company's peer group for purposes of setting 2020 compensation. Based on FW Cook's assessment and detailed analysis, the Committee approved the removal of three peer group companies from the aforementioned list and the addition of three new companies. Two peer companies, CoBiz Financial Inc. and MB Financial, Inc. were acquired and, as a result, were removed from the group. Additionally, Wintrust Financial Corporation became significantly larger as compared to the Company and the other current peer companies, and therefore is no longer a relevant comparison. The three additions to the peer group were: Camden National Corporation, Cathay General Bancorp, and National Bank Holdings Corp. The inclusion of these three companies provides better alignment with other banks considering the Company as a peer for compensation purposes. As a result of these modifications, the peer group will remain at 17 companies for 2020 compensation decisions.
COMPENSATION ELEMENTS
____________________________________________________

The Committee focuses on total compensation for the named executive officers. Total compensation includes three major components: base salary, performance-based annual STI compensation, and annual equity-based LTI compensation, all of which are designed to work together to drive a complementary set of behaviors and outcomes.
BASE SALARY
The Committee reviews the base salaries of its named executive officers each year, with salary increases, if any, typically taking effect in February. Salary decisions are generally based on an executive’s performance within specific areas of accountability, external market competitiveness and/or internal budget considerations.
For the three named executive officers employed at the beginning of the year, there were no base salary increases in 2019.

Named Executive Officer	Start Date	January 1, 2019 Salary ($)	December 31, 2019 Salary ($)	Change ($)
Anthony DeChellis	11/26/2018	700,000	700,000	—
Steven M. Gaven	1/1/2018[1]	300,000	300,000	—
John T. Longley	8/31/2019	NA	350,000	NA
Paul M. Simons	3/15/2019[1]	350,000	350,000	—
Williams I. Woodson	5/28/2019	NA	350,000	NA
Corey A. Griffin	1/1/2018[2]	400,000	NA	NA
(1) Represents effective date of current title.
(2) Mr. Griffin's employment with the Company terminated as of April 30, 2019 and Mr. Griffin served as a consultant to the Company from May 1, 2019 until May 31, 2019.

ANNUAL EXECUTIVE SHORT-TERM INCENTIVE PLAN (STI)
Performance-based annual cash bonuses are designed to focus the named executive officers on pre-set objectives each year and drive specific behaviors that foster short-term and long-term growth and profitability.
Following its usual practice, the Committee established a 2019 annual incentive target under the STI for each of the named executive officers stated as a percentage of base salary. STI target amounts are reviewed annually and adjusted as appropriate to consider market competitiveness, the desired mix of annual and long-term incentives and based on each executive’s role, organization level, impact on annual performance and competitive considerations. Executives can earn from 0% to 200% of target based on Company and individual performance. There were no increases to annual incentive plan targets for any named executive officer for 2019.
In 2019, the Committee used one set of objectives as the primary driver for funding all executive bonuses - this is referred to as the executive Scorecard. In order to reflect the new management team's strategic priorities outlined in

29 - 2020 PROXY STATEMENT

May 2019, the Company introduced PASI as a core metric in the Scorecard for evaluating STI performance, weighted at 25%. This newly introduced metric complements ROACE and PTPP Income Growth, which both measure Company operating performance during 2019 and are each weighted at 37.5%.
The Committee approved this change because it believes that it is incumbent upon the executive team to pivot seamlessly to an enhanced strategy while delivering on profitability objectives. The strategic initiatives are critical to move the Company forward and best position it for success, and combined with ROACE and PTPP Income Growth, most closely correlate with the Company's stock price performance and, as a result, are most closely aligned with shareholder interest.
2019 SCORECARD:

		Weighting
Metric	Type	2018	2019
ROACE	Quantitative	50.0%	37.5%
PTPP Income Growth	Quantitative	50.0%	37.5%
PASI	Qualitative	—%	25.0%
		100.0%	100.0%
Components of the strategic initiatives being tracked by the Committee as part of the PASI metric include:

•	Introduction of a new relationship management model that includes identification and hiring of talent;

•	Establishment and retention of an experienced executive leadership team;

•	Execution of a digital technology roadmap ensuring a premier client experience; and

•	Continued enhancements in the Company's infrastructure.
Since 2017, the STI Scorecard has included discretionary modifiers allowing the Committee discretion to adjust the calculated Scorecard funding up or down by 20 percentage points based on a holistic evaluation of Company and shareholder performance. The Committee has full discretion to go beyond the 20 percentage point modifier guideline as it feels appropriate in any given year, based on the facts and circumstances, subject, in all cases to the cap of 200% of target.
For 2019, the Committee focused on the following performance metrics, established at the beginning of the year, to inform whether it would apply discretion to the calculated Scorecard outcome:

•	Relative Credit Quality,

•	Average Deposit Growth,

•	TSR as measured against the KRX, and

•	Assets under Management - Net New Assets.
Details of this performance-based framework, associated financial metrics, strategic initiatives target, as well as the Company’s achievement of these metrics and the Committee’s determination with respect to overall performance for

EXECUTIVE COMPENSATION - 30

the consolidated Company are described in the scorecard below.

($ in millions)	2019 Targeted Performance Levels	2019 Actual Performance Levels and Weighted Funding
	Target	Result (1)	Weighted Funding
ROACE	10.75%	10.10%	33%
PTPP Income Growth (2)	$106	$100.1	23%
PASI	Described above	Exceeded - 110%	27%
Final funding level			83%
(1) Presented on an operating basis.
(2) $ in millions.
Due to the Company's under-performance relative to the Scorecard targets for ROACE and PTPP Income Growth, despite over-achievement of the PASI metric, Scorecard funding and resulting Scorecard bonus payouts were less than target for the executive team, including the named executive officers. Additionally, as noted above under “Summary of 2019 Compensation Actions”, the Committee exercised its negative discretion to further reduce the bonus pool from 83% to 70% of target. The decision to reduce the funding was made to align bonus outcomes with the Company’s performance and shareholder experience in 2019. The 2019 metrics and related performance considered in the discretionary modification included the following:

Metric	Performance Level
Relative credit quality	Top quartile of the KRX
Year-over-year average deposit growth	Below target
Net new assets	Below target
TSR (versus KRX)	Below 50th percentile
The Scorecard results, including negative discretion, fund an initial STI pool to be allocated among the executive team, including the named executive officers. In February 2020, the Committee, with input from the CEO, approved actual bonus payments for each executive (other than the CEO) based on the adjusted Scorecard funding of 70% of target. The Committee and CEO considered the individual performance of each named executive officer, when making incentive compensation decisions. As such, while the funded pool is established based on Scorecard outcomes as adjusted by Committee discretion, the actual allocation of bonuses may result in certain individuals receiving more than the funded pool percentage of target and others receiving less. It should be noted that Messrs. Longley and Woodson received a bonus based on negotiations at the time of their respective hires. The CEO’s bonus was determined by the Committee in executive session and recommended for approval, and approved, by the full Board in February 2020.

31 - 2020 PROXY STATEMENT

The aggregate amount payable to executives was capped based on the bonus pool funding at 70%. To recognize significant efforts in a year of critical transition, the CEO determined it was appropriate to recognize certain executives, including the named executive officers, above their funded level. To ensure the newly-established management team remains motivated through the Company's strategic transformation, in deliberations with the Committee, Mr. DeChellis requested that a portion of his funded bonus ($100,000) be available for reallocation to the executive team. The Committee, recognizing the need to acknowledge significant individual effort put forth by the CEO and his management team in 2019 to position the Company for the successful transformation of the business, approved Mr. DeChellis' request. As a result, the actual payout to Mr. DeChellis for 2019 performance was below the funded Scorecard level (i.e. Mr. DeChellis' funded bonus = $490,000 [$700,000 * 70%] - $100,000 = $390,000 actual payout or 56% of target).
The following table outlines the STI targets for 2019 and the actual STI bonus received by each named executive officer for 2019.
TARGET AND ACTUAL STI DETAILS

Executive	Annual Base Salary ($)	Target Bonus ($)	Actual Bonus ($)
A. DeChellis	700,000	700,000	390,000
S. Gaven	300,000	225,000	175,000
J. Longley[1]	350,000	475,000	158,334
P. Simons	350,000	425,000	300,000
W. Woodson[1]	350,000	425,000	400,000
C. Griffin[2]	400,000	400,000	116,667
(1) Mr. Longley's and Mr. Woodson's employment with the Company commenced on August 31, 2019 and May 28, 2019, respectively. Their 2019 STI bonus amounts were based on negotiations at the time of their respective hires.

(2) Mr. Griffin's employment with the Company terminated as of April 30, 2019 and Mr. Griffin served as a consultant to the Company from May 1, 2019 until May 31, 2019. He received a pro-rated portion of his 2019 STI bonus through May 31, 2019.

EQUITY-BASED LONG-TERM INCENTIVES (LTI)
The Committee considers long-term equity-based compensation to be an integral part of the Company’s compensation program and grants equity each year, typically in May. LTI is designed to align the interests of the named executive officers with the interests of the Company's shareholders in long-term growth, reward executives for shareholder value creation, recognize executives for their contribution to the Company, and promote retention.
Design changes were made to the LTI award mix and vesting schedules in 2019. These changes were implemented in order to incentivize further the named executive officers to achieve strategic and financial performance goals that are consistent with the execution of the Company’s business strategy and accelerated growth phase of the Company’s initiatives. For 2019, the Company introduced NQSOs with a four-year vesting schedule, which replaced 50% of the time based RSUs that were granted under the prior LTI award design. NQSOs, which only have value if the Company's stock price increases from the stock price on the grant date, were introduced to emphasize further the achievement of the Company’s business strategy resulting in stock price growth. The Company continues to calibrate performance goals with LTI payouts to ensure a strong pay-for-performance correlation in the overall design of the long-term incentive plan.

EXECUTIVE COMPENSATION - 32

Award Type	2018		2019
	% of Total	Summary	% of Total	Summary
PSU	60%	3-year vesting (absolute ROACE target and relative ROACE percentile ranking against KRX)	60%	3-year vesting (absolute ROACE target and relative ROACE percentile ranking against KRX)
RSU	40%	3-year cliff vesting	20%	3 equal annual installments
NQSO	NA		20%	4 equal annual installments
PSUs continue to comprise 60% of the annual LTI grant. In addition, the funding matrix continues to be based on relative and absolute ROACE performance. Target ROACE for full target LTI payout aligns with above median performance.
The Committee reviews this mix of grant forms annually. PSUs are earned and vest at the end of the three-year performance period only if and to the extent results are achieved within the acceptable performance range (threshold to significant over-achievement) as determined by the Committee. PSUs are subject to forfeiture in the event that pre-established performance goals are not achieved. In 2019, the Company changed the vesting schedule for RSUs from three-year cliff vesting to ratable vesting in three equal annual installments from the date of grant, subject to the executive’s continued employment through each vesting date. NQSOs vest ratably in four equal annual installments from the date of grant, subject to the executive’s continued employment through each vesting date.
VESTING OF PERFORMANCE SHARE AWARDS FOR THE 2017-2019 PERFORMANCE PERIOD
Messrs. Gaven and Griffin were the only active named executive officers having a performance share award for the 2017-2019 performance period, with Mr. Griffin's award pro-rated to reflect his period of service during the performance period. The performance shares vested at 81% of target based on ROACE performance for the 2017 to 2019 performance period. The Company’s three-year average ROACE for the 2017 to 2019 performance period was 9.84% versus a target goal of 11.0% and a threshold goal of 4.4% for the performance period. The funding also reflects the Company’s performance relative to the constituents in the KRX. The Company’s three-year average ROACE ranked in the 44th percentile of the peer data set. The following table outlines the awards earned:

Executive	Grant Date	Target Number of Shares	Performance Metric Achieved	Total Shares Vested Based upon Performance
S. Gaven	5/15/2017	1,680	81%	1,361
C. Griffin[1]	5/15/2017	9,988	81%	8,090
(1) The target number of shares indicated for Mr. Griffin represents the pro-rated portion of Mr. Griffin's performance share awards that remained eligible for vesting at the end of the performance period based upon achievement of the performance metrics.

2019 EQUITY AWARDS
In 2019, the Company granted LTI awards under the Company’s 2009 Amended and Restated Stock Option and Incentive Plan (the "2009 Plan") to the three named executive officers employed by the Company for all of 2019, and made new hire awards of RSUs and/or NQSOs under the 2009 Plan to each of Messrs. Simons (who joined the Company in late 2018), Longley and Woodson following the commencement of their employment with the Company. Messrs. Longley and Woodson did not receive 2019 LTI awards as they were not yet employed by the Company on the date the awards were granted. Mr. Griffin's employment with the Company terminated on April 30, 2019 and, accordingly, he did not receive any 2019 LTI awards.

33 - 2020 PROXY STATEMENT

GRANT DATE FAIR VALUE OF AWARDS
May 2019 LTI Awards
Mr. DeChellis received an LTI award with an aggregate value of $1,100,000, consistent with his employment agreement, Mr. Gaven received an LTI award with an aggregate value of $300,000, and Mr. Simons received an LTI award with an aggregate value of $250,000. Sixty percent of the grant date fair value of each award was delivered in the form of PSUs, 20% of the grant date fair value of each award was delivered in the form of RSUs, and 20% of the grant date fair value was delivered in the form of NQSOs. The approved values converted to a fixed number of RSUs and PSUs using the closing price on the grant date of $11.08 per share and the target level of PSUs. A binomial lattice option value of $3.08 per share was utilized to convert the approved values to a fixed number of shares underlying the NQSOs.

	2019 Awards
		Non-Qualified Stock Options	Time-Based Restricted Stock Units (RSUs)	Performance-Based Restricted Stock Units (PSUs)
Name	Grant Date	Number of Shares Underlying Options Granted (#)	Number of Stock Units (#)	Target Number of Units Granted (#)
A. DeChellis	5/15/2019	71,429	19,856	59,567
S. Gaven	5/15/2019	19,481	5,415	16,245
P. Simons	5/15/2019	16,234	4,513	13,538

The 2019 PSUs will be earned or forfeited based on the Company’s performance for the January 1, 2019 to December 31, 2021 period, following the conclusion of such performance period, with 0% to 200% of the units earned tied to the Company’s ROACE performance utilizing a matrix approach, as follows:
1.    Absolute Measure: Three-year average ROACE targeted at 12% over the 2019-2021 time frame:

Threshold	Low Target	Target	Maximum
8.0%	11.0%	12.0%	13.5%
2.    Relative Measure: Three-year average ROACE relative to the KRX targeted at the 50th percentile:

Threshold	Target	Outperform
25th percentile	50th percentile	75th percentile
2019 New Hire Awards to Executives
In 2019, as previously mentioned, Messrs. Longley, Simons, and Woodson were each granted RSUs and/or NQSOs. These sign-on awards were necessary to replace compensation forfeited by each individual upon leaving his respective employer and to induce their employment at Boston Private.
As such, Messrs. Longley and Woodson received a combination of RSUs and NQSOs intended to provide foundational equity ownership in Boston Private through RSUs and incent long-term shareholder appreciation through the NQSOs. The approved values converted to a fixed number of RSUs for Mr. Woodson on August 15, 2019 using the closing share price of $10.36, while the NQSOs utilized a binomial lattice option value of $2.73 per share. The approved values converted to a fixed number of RSUs for Mr. Longley on November 15, 2019 using the closing price of $11.55, while the NQSOs utilized a binomial lattice option value of $3.08 per share. Mr. Simons received RSUs on February 15, 2019 using the closing share price of $11.98.

EXECUTIVE COMPENSATION - 34

		Time-Based Restricted Stock Units (RSUs)		Non-Qualified Stock Options (NQSOs)
Executive	Grant Date	Number of Stock Units (#)		Number of Shares Underlying Options Granted (#)
J. Longley	11/15/2019	43,290	(1)	100,000	(1)
P. Simons	2/15/2019	29,215	(2)	N/A	(2)
W. Woodson	8/15/2019	96,525	(3)	100,000	(3)

(1)
Awards granted on November 15, 2019 utilized a closing share price of $11.55 and a binomial lattice option value of $3.08 per share to convert the approved value to a fixed number of shares underlying the NQSO.

(2)	Awards granted on February 15, 2019 utilized a closing share price of $11.98.

(3)
Awards granted on August 15, 2019 utilized a closing share price of $10.36 and a binomial lattice option value of $2.73 per share to convert the approved value to a fixed number of shares underlying the NQSO.

OTHER COMPENSATION TOPICS
____________________________________________________
EQUITY GRANT POLICY
The Company maintains an equity grant policy to ensure that its equity grant practices are administered in strict compliance with the Company’s equity plans, policies and all applicable laws, and specifically to prevent backdating of any equity grant, or changing of the timing of equity grants in relation to public release of material information with the intent of benefiting a grantee under an equity award. The Company’s policy is that equity grants occur on a pre-established day during each calendar quarter after the Company’s financial results for the prior quarter have been publicly disclosed. Accordingly, the grant date for all equity grants is generally the 15th day of the month (or the last business day before the 15th day of the month) following the quarterly Board meeting, unless another date is approved by the Committee. The grant date will not precede the date the grant was authorized by the Committee, and the grant date for any new hire will not precede the employee’s date of hire. In addition, the equity grant policy provides that all executive awards and award terms are approved by the Committee in advance of the grant date. The Company's executives do not have an ability to select a grant date, and the option exercise price is the closing price of the underlying stock on the date of grant.

EXECUTIVE OFFICER STOCK OWNERSHIP POLICY
The Committee reviews executive officer stock holdings against the Board and Executive Officer Ownership Policy at least annually. The following table shows the named executive officers' required stock ownership levels under the Board and Executive Officer Stock Ownership Policy as of December 31, 2019:

Name	Level (multiple of salary)
Mr. DeChellis	6 x Base Salary
Mr. Gaven	3 x Base Salary
Mr. Longley	3 x Base Salary
Mr. Simons	3 x Base Salary
Mr. Woodson	3 x Base Salary

Executives are expected to attain their respective ownership level within five years of becoming subject to the policy. However, consideration will be given if an executive has a significant change in role and/or compensation that impacts their ownership level.  The policy has also been enhanced in 2019 to require notification by the Insider Trading Compliance Officer any time a participant’s request to sell shares would result in his or her holdings falling below 110% of the applicable ownership level. In addition, executives must hold all of their shares (excluding shares withheld or sold to cover exercise or vesting costs, such as exercise prices and income taxes) following the exercise

35 - 2020 PROXY STATEMENT

of stock options or the vesting of equity awards until the ownership levels reflected above are met. The Committee reviews hardships on an individual basis, if needed. Each of the named executive officers meets his respective minimum ownership level or is within the five-year phase-in period under the Board and Executive Officer Stock Ownership Policy.
ROLE OF COMPENSATION COMMITTEE, OUTSIDE ADVISERS AND MANAGEMENT IN COMPENSATION DECISIONS
The Committee, pursuant to its charter, provides management and the Board with guidance on matters of executive and director compensation and related benefits. The Committee meets in executive sessions when discussing both CEO and executive officer performance and specific actions related to CEO and executive officer compensation. The Committee determines all compensation actions with respect to the Company’s CEO, and recommends these actions to the Board of Directors. The Board of Directors then reviews and approves such CEO compensation actions. The Committee determines and approves all compensation actions for the Company’s other executive officers after reviewing the recommendations of the CEO. The Committee works closely with both its independent compensation consultant and management to examine the effectiveness of the Company’s executive compensation program throughout the year.
The Committee retains full authority to engage independent third-party advisers, and currently retains FW Cook to conduct independent studies and provide objective advice on executive and director compensation. FW Cook’s primary role with the Company is as adviser to the Committee on executive compensation matters, although it is possible that FW Cook could provide certain advice to the Company generally. In 2019, FW Cook’s services wholly related to Committee matters. The Committee assessed the independence of FW Cook consistent with Nasdaq listing standards and no conflicts of interest were noted.

The Company also retains Goodwin Procter LLP for legal services on executive compensation matters, including drafting of legal plan documents. The Company may use other firms from time to time in the normal course of business.
EXECUTIVE BENEFITS AND PERQUISITES
Named executive officers are entitled to a flexible benefit amount to be used for financial products and services, including life insurance premiums, financial planning, long-term care insurance, child care, fitness fees and other health and wellness benefits that enable the executives to manage better and balance their personal lives given the amount of time spent at work. The flexible amount is a fixed maximum annual benefit of $20,000. Named executive officers are also eligible for an annual physical examination. The full value of all perquisites is reported as income to the individuals and, accordingly, is taxable. The flexible benefit may not be used for any type of personal luxury or entertainment expenditures.

Named executive officers are also eligible for Company-sponsored benefit programs available broadly to Company employees on the same terms as other employees, including health care, dental and vision benefits, short-term and long-term disability, life insurance, a 401(k) profit sharing plan and the Company’s Employee Stock Purchase Plan.
EMPLOYMENT AGREEMENTS
Mr. DeChellis is the only named executive officer who has an employment agreement with the Company. Pursuant to the terms of his employment agreement, Mr. DeChellis has an initial base salary of $700,000 per year, which is re-determined annually by the Board or the Committee.

Mr. DeChellis is eligible to receive annual bonuses based on the attainment of Company and/or individual performance metrics established by the Committee. He may elect to receive his annual bonus in the form of Company stock. Mr. DeChellis also is eligible to receive annual equity incentive grants under the Company’s stock incentive plans, determined at the discretion of the Board or the Committee. Additionally, the Company will provide Mr. DeChellis with prompt reimbursement of all reasonable expenses incurred while performing the services specified in his employment agreement.

EXECUTIVE COMPENSATION - 36

In addition, pursuant to the terms of his employment agreement, Mr. DeChellis is eligible to receive certain severance payments and benefits upon qualifying terminations of employment, which are described below under the heading “Potential Payments Upon Termination or Change in Control."
EXECUTIVE DEFERRED COMPENSATION PLAN
The Company offers a deferred compensation plan that enables certain executives, including each of the named executive officers, to defer a portion of their income. Amounts deferred are excluded from an executive’s taxable income and are not deductible by the Company until paid. Executives select from a number of mutual funds and the deferred amounts are increased or decreased to correspond to changes in the market value of these underlying mutual fund investments. Any increase in value is recognized as compensation expense. The Company maintains a rabbi trust with respect to these obligations. During 2019, Mr. DeChellis was the only named executive officer who participated in the deferred compensation plan.
SAY ON PAY SHAREHOLDER APPROVAL LEVELS FOR 2019
The Company’s shareholders approved the “say on pay” resolution included in the Company’s 2019 Proxy Statement with 96% of the votes cast in favor of the resolution. The Company believes this vote strongly affirms shareholder support of its approach to executive compensation.
We continue to seek ways to maintain a compensation program that is responsive to both shareholder concerns and the Company's Board-approved business objectives. We engage with many of the Company's shareholders throughout the year, including in advance of and following the annual meeting of shareholders. We believe that accountability to, and engagement with, shareholders is a cornerstone of good corporate governance, and we continue to invest in a comprehensive and ongoing shareholder engagement program to communicate and discuss performance results and corporate governance matters. The Board believes that the views of shareholders have been, and should continue to be, an important factor to be taken into consideration in making decisions with respect to executive compensation.
TAX, REGULATORY AND ACCOUNTING IMPLICATIONS
The Company believes it complies with all tax, regulatory and accounting standards. Furthermore, the Committee will continue to review each element of compensation and take appropriate steps to ensure tax deductibility to the extent permitted under applicable law and to the extent this can be accomplished without sacrificing flexibility and other important objectives of the overall compensation program for its executives.

COMPENSATION COMMITTEE REPORT

The Compensation Committee of the Board of Directors has reviewed and discussed the Compensation Discussion & Analysis required by Item 402(b) of Regulation S-K promulgated under the Securities Act of 1933, as amended, with management and, based on this review and these discussions, the Compensation Committee recommended to the Board that the Compensation Discussion & Analysis be included in the Company’s Proxy Statement.

Submitted by the Compensation Committee of the Board:

Lizabeth H. Zlatkus, Chair
Deborah F. Kuenstner, Vice Chair
Joseph C. Guyaux
Stephen M. Waters

37 - 2020 PROXY STATEMENT

EXECUTIVE COMPENSATION TABLES

The following tables and footnote disclosures set forth information concerning the compensation paid to or earned by the named executive officers, including the CEO, the Chief Financial Officer and the next four most highly compensated executive officers of the Company, who served in such capacities during 2019.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)		Bonus ($)	Stock Awards ($)		Option Awards ($)		Non-Equity Incentive Plan Compensation ($)(7)	All Other Compensation ($)(8)		Total ($)
Anthony DeChellis	2019	700,000		—	880,007	(4) (5)	220,001	(6)	390,000	28,400		2,218,408
CEO and President	2018	51,154	(4)	—	750,000	(4)	1,750,000	(7)	—	25,799	(8)	2,576,953
Steven M. Gaven	2019	300,000		—	239,993	(4) (5)	60,001	(6)	175,000	28,400		803,394
Executive Vice President and Chief Financial Officer	2018	297,346	(3)	—	202,503	(5)(6)	—		186,000	12,836	(8)	698,685
John T. Longley Executive Vice President and Head of West Coast	2019	106,346	(1)	—	500,000	(4)	308,000	(6)	158,334	21,212		1,093,892
Paul M. Simons Executive Vice President and President of Private Banking, Wealth & Trust	2019	350,000		—	550,001	(4) (5)	50,001	(6)	300,000	28,400		1,278,402
William I. Woodson Executive Vice President and Head of Wealth Advisory & Family Office Services	2019	199,231	(2)	—	999,999	(4)	273,000	(6)	400,000	19,846		1,892,076
Corey A. Griffin	2019	138,462	(3)	—	—		—		116,667	895,101		1,150,230
Former Executive Vice President and CEO Private Client Group	2018	400,000		—	360,004		—		240,000	70,942		1,070,946
	2017	400,000		—	381,186		—		500,000	42,092		1,323,278

(1)	Mr. Longley's employment with the Company commenced on August 31, 2019. His annualized base salary for 2019 was $350,000.

(2)	Mr. Woodson's employment with the Company commenced on May 28, 2019. His annualized base salary for 2019 was $350,000.

(3)	Mr. Griffin's employment with the Company terminated on April 30, 2019. Accordingly, the amount reported represents base salary earned through April 30, 2019.

(4)
Amounts reflect the grant date fair value of the equity awards granted pursuant to the 2009 Plan in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 ("ASC 718"), disregarding any estimates of service-based forfeitures. Information about the assumptions used to value these awards can be found in Part II. Item 8 "Financial Statements and Supplementary Date - Note 18: "Employee Benefits" of the Company's 2019 Annual Report on Form 10-K.

(5)
The amount reported includes the grant date fair value of PSUs based upon the probable outcome of the performance conditions. The value of the 2019 PSUs at the grant date assuming the highest level of the performance condition will be achieved is set forth in the table below:

Name	Target Number of PSUs Granted (#)	Maximum Number of PSUs Potentially Earned (#)	Grant Date Fair Value Assuming Target Performance ($)	Grant Date Fair Value Assuming Maximum Performance ($)
Anthony DeChellis	59,567	119,134	660,002	1,320,005
Steven M. Gaven	16,245	32,490	179,995	359,989
John T. Longley	—	—	—	—
Paul M. Simons	13,538	27,076	150,001	300,002
William I. Woodson	—	—	—	—
Corey A. Griffin	—	—	—	—

EXECUTIVE COMPENSATION - 38

(6)
This amount reflects the grant date fair value of stock options granted under the 2009 Plan calculated in accordance with ASC 718, disregarding any estimates of service-based forfeitures. Information about the assumptions used to value these awards can be found in Part II. Item 8 "Financial Statements and Supplementary Date - Note 18: "Employee Benefits" of the Company's 2019 Annual Report on Form 10-K.

(7)	The amounts in this column reflect the annual STI awards to the named individuals under the 2017, 2018, and 2019 STI.

(8)	All Other Compensation for 2019 is composed of the following amounts:
Compensation item	Anthony DeChellis ($)	Steven M. Gaven ($)	John Longley ($)	Paul M. Simons ($)	William I. Woodson ($)	Corey A. Griffin ($)
Matching Contribution to 401(k) Plan	8,400	8,400	1,212	8,400	4,846	8,400
Dividends Paid on Vested Stock Grants	—	—	—	—	—	50,939
Flexible Perquisite Allowance	20,000	20,000	20,000	20,000	15,000	20,000
Consulting Fees[1]	—	—	—	—	—	40,000
Payments Related to Severance[2]:
Cash Severance	—	—	—	—	—	400,000
Accelerated Vesting of Equity	—	—	—	—	—	280,461
Dividends Paid on Vested Stock Grants (due to acceleration of vesting)	—	—	—	—	—	43,078
Benefits Continuation	—	—	—	—	—	32,223
Fringe Benefits (maximum annual cap)	—	—	—	—	—	20,000
Total All Other Compensation	28,400	28,400	21,212	28,400	19,846	895,101

(1) Mr. Griffin served as a consultant to the Company from May 1, 2019 to May 31, 2019 and continued to receive his base salary and benefits during that time as payment for his consulting services.

(2) The amount reported for Mr. Griffin represents his severance pay package pursuant to the Company's Executive Vice President Severance Pay Plan, including the treatment of outstanding equity upon termination "without cause" per standard equity award agreements as previously disclosed in prior proxy statements. This is described under the heading "Potential Payments upon a Termination or Change in Control".

GRANTS OF PLAN-BASED AWARDS

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)		Estimated Future Payouts Under Equity Incentive Plan Awards(2)		All Other Stock Awards: Number of Shares of Stock or Units #	All Other Option Awards Number of Securities Underlying Options #	Exercise or Base Price of Option Awards ($/unit)	Grant Date Fair Value of Stock and Option Awards ($)(3)
Name	Grant Date	Target $	Maximum $	Target #	Maximum #
Anthony DeChellis	5/15/2019	—	—	59,567	119,134	—	—	—	660,002
	5/15/2019	—	—	—	—	19,856	—	—	220,004
	5/15/2019	—	—	—	—	—	71,429	11.08	220,001
		700,000	1,400,000	—	—	—	—	—	—
Steven M. Gaven	5/15/2019	—	—	16,245	32,490	—	—	—	179,995
	5/15/2019	—	—	—	—	5,415	—	—	59,998
	5/15/2019	—	—	—	—	—	19,481	11.08	60,001
		225,000	450,000	—	—	—	—	—	—
John T. Longley	11/15/2019	—	—	—	—	43,290	—	—	500,000
	11/15/2019	—	—	—	—	—	100,000	11.55	308,000
		475,000	950,000	—	—	—	—	—	—
Paul M. Simons	5/15/2019	—	—	13,538	27,076	—	—	—	150,001
	5/15/2019	—	—	—	—	4,513	—	—	50,004
	5/15/2019	—	—	—	—	—	16,234	11.08	50,001
	2/15/2019	—	—	—	—	29,215	—	11.98	349,996
		425,000	850,000	—	—	—	—	—	—
William I. Woodson	8/15/2019	—	—	—	—	96,525	—	—	999,999
	8/15/2019	—	—	—	—	—	100,000	10.36	273,000
		425,000	850,000	—	—	—	—	—	—
Corey A. Griffin (4)		400,000	800,000	—	—	—	—	—	—

(1)
The amount shown in the Maximum column is 200% of the target amount shown in the Target column, and is the maximum that may be awarded under the STI. There is no threshold for amounts that may be awarded under the STI.

39 - 2020 PROXY STATEMENT

(2)
The number of units shown in the Maximum column is 200% of the target amount shown in the Target column, which is the maximum number of units that may be earned under PSU awards. For a description of these awards see "Equity-Based Long-Term Incentives." No payout is possible if actual performance fails to exceed pre-established threshold performance goals over the three-year performance.

(3)
This column shows the grant date fair value of equity awards in accordance with ASC 718. Information about the assumptions used to value these awards can be found in Part II. Item 8. "Financial Statements and Supplementary Data - Note 18: "Employee Benefits" of the Company's 2019 Annual Report on Form 10-K.

(4)
The amount reported for Mr. Griffin represents his full target and maximum bonus payouts under the STI. Mr. Griffin's employment with the Company terminated on April 30, 2019 and Mr. Griffin served as a consultant to the Company from May 1, 2019 until May 31, 2019. He received a pro-rated portion of his 2019 STI bonus through May 31, 2019, the amount of which is reported in the "Non-Equity Incentive Plan Compensation" column of the Summary Compensation Table above.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table provides information with respect to holdings of unexercisable and exercisable stock options, unvested time-based restricted stock and RSU awards and PSU awards held by the named executive officers as of December 31, 2019.

	Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)(1)	Number of Securities Underlying Unexercised Options Unexercisable (#)(2)	Equity Incentive Plan Awards Number of Securities Underlying Unexercised Unearned Options (#)		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested (#)	Market Value of Shares or Units of Stock that Have Not Vested ($)		Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(2)

Anthony DeChellis	—	71,429	—		11.08	5/15/2029	19,856	238,868		59,567	(9)	716,591
	31,407	94,221	391,850	(13)	12.70	11/26/2028	44,292	532,833	(12)	—		—
Steven M. Gaven	—	19,481	—		11.08	5/15/2029	5,415	65,142	(3)	16,245	(9)	195,427
	5	—	—		9.05	5/15/2022	4,880	58,706	(4)	7,319	(10)	88,048
	—	—	—		—	—	1,680	20,210	(5)	1,361	(11)	16,370
John T. Longley	—	100,000	—		11.55	11/15/2029	43,290	520,779	(6)	—		—
Paul M. Simons	—	16,234	—		11.08	5/15/2029	33,728	405,748	(3)	13,538	(9)	162,862
	—	—	—		—	—	29,215	351,456	(7)	—		—
William I. Woodson	—	100,000	—		10.36	8/15/2029	96,525	1,161,196	(8)	—		—
Corey A. Griffin	—	—	—		—	—	—	—		—		—
	—	—	—		—	—	—	—		4,527	(10)	54,460
	—	—	—		—	—	—	—		8,090	(11)	97,326

(1)	All securities issued under the 2009 Plan, other than the awards made to Mr. DeChellis in 2018, which were granted under the Company's 2010 Inducement Stock Plan.

(2)	The market value is based on the closing price of the Company's common stock on December 31, 2019 of $12.03.

(3)	This award vests in three equal installments beginning on May 15, 2020.

(4)	This award vests on May 14, 2021.

(5)	This award vests on May 15, 2020.

(6)	This award vests in three equal installments beginning on November 13, 2020.

(7)	This award vests on February 15, 2022.

(8)	This award vests in three equal installments beginning on August 15, 2020.

EXECUTIVE COMPENSATION - 40

(9)	2019 stock awards include PSUs which could, based on performance for the 2019-2021 performance period, result in the earn-out of additional units for above target outperformance as set forth below.
Named Executive Officer	Target PSUs Granted	Maximum PSUs Potentially Earned
Anthony DeChellis	59,567	119,134
Steven M. Gaven	16,245	32,490
John T. Longley	—	—
Paul M. Simons	13,538	27,076
William I. Woodson	—	—

(10)
2018 stock awards include PSUs which could, based on performance for the 2018-2020 performance period, result in the earn out of additional shares for above target outperformance as set forth below. The amounts reported for Mr. Griffin represent the pro-rated portion of his PSU award that remains eligible to be earned at the end of the performance period.

Named Executive Officer	Target PSUs Granted	Maximum PSUs Potentially Earned
Anthony DeChellis	—	—
Steven M. Gaven	7,319	14,638
John T. Longley	—	—
Paul M. Simons	—	—
William I. Woodson	—	—
Corey A. Griffin	4,527	9,054

(11)
2017 Stock Awards include performance shares which, based on performance for the 2017-2019 performance period, were adjusted down to 81% of shares granted. The amounts reported for Mr. Griffin represent the pro-rated portion of his performance share award that he earned at the end of the performance period.

Named Executive Officer	Target Performance Shares Granted	Actual Performance Shares Earned
Anthony DeChellis	—	—
Steven M. Gaven	1,680	1,361
John T. Longley	—	—
Paul M. Simons	—	—
William. I Woodson	—	—
Corey A. Griffin	9,988	8,090

(12)	This award vests in four equal annual installments beginning on November 26, 2019.
(13)
This award vests if (i) the closing price of Company's common stock is at or above $18.00 per share for 20 consecutive trading days prior to November 26, 2022, and (ii) at the time that the foregoing condition is met, the Company's Tier 1 risk-based capital ratio is at least 6.0%, or such other level as may be required by any governmental agency or other governmental entity.

41 - 2020 PROXY STATEMENT

OPTION EXERCISES AND STOCK VESTED
The following table provides information with respect to stock options exercised and stock awards that vested during 2019.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise # (1)	Value Realized on Exercise $	Number of Shares Acquired on Vesting #	Value Realized on Vesting $ (3)
Anthony DeChellis (1)	—	—	14,763	172,579
Steven M. Gaven (2)	—	—	2,208	24,089
John T. Longley	—	—	—	—
Paul M. Simons	—	—	—	—
William I. Woodson	—	—	—	—
Corey A. Griffin (2)	—	—	41,496	434,662
(1) Securities issued under the Company's 2010 Inducement Stock Plan.

(2) Securities issued under the 2009 Plan.

(3) The number and value realized of shares acquired on vesting in 2019 includes the following RSUs with value at the vest date, based on the closing price on such date, as listed below:

Name	Total Shares Vested	Weighted Average Vest Date Fair Value per Share	Value Realized on Vesting
Anthony DeChellis	14,763	11.69	172,579
Steven M. Gaven	2,208	10.91	24,089
John T. Longley	—	—	—
Paul M. Simons	—	—	—
William I. Woodson	—	—	—
Corey A. Griffin	41,496	10.47	434,662

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL
Employment Agreement with the Company's Chief Executive Officer
In addition to the compensation and benefit arrangements described in detail above, under the terms of his employment agreement, Mr. DeChellis will be eligible to receive certain payments and benefits if his employment is terminated under certain conditions. Specifically, if Mr. DeChellis’ employment is terminated either by the Company without “cause” or by Mr. DeChellis for "good reason," each as defined in his employment agreement, Mr. DeChellis will receive the following payments and benefits:

•
subject to his execution and effectiveness of a separation agreement, including a release of claims in favor of the Company, an amount equal to two times the sum of his then current base salary and target annual bonus (or, if such target annual bonus has not been established, an amount equal to the target annual bonus for the immediately preceding year), paid out in substantially equal installments in accordance with the Company’s payroll practice over 18 months;

•	subject to his co-payment of premium amounts at the active employees’ rate, continued group health, dental and vision coverage under the Company’s benefit plans for a period of up to 18 months; and

•	acceleration of any equity awards that will vest in accordance with the terms of their respective award agreements.
If during the 18-month period following the occurrence of a "change in control" Mr. DeChellis’ employment is terminated by either the Company without “cause” or by Mr. DeChellis for "good reason", each as defined in his employment agreement, Mr. DeChellis will receive the following payments and benefits:

EXECUTIVE COMPENSATION - 42

•
subject to his execution and effectiveness of a separation agreement, including a release of claims in favor of the Company within 60 days of his termination, a lump sum payment equal to two times the sum of his then current base salary (or his base salary in effect immediately prior to the change in control, if higher) plus his then current target annual bonus (or his target annual bonus in effect immediately prior to the change in control, if higher);

•	acceleration of any equity awards that will vest in accordance with the terms of their respective award agreements; and

•
if Mr. DeChellis was participating in the Company’s group health plan immediately prior to the date of termination and elects group health plan coverage, a monthly cash payment for 18 months, or his COBRA health continuation period, whichever ends earlier, in an amount equal to the monthly employer contribution that the Company would have made to provide health insurance to Mr. DeChellis if he had remained employed by the Company.

Additionally, if Mr. DeChellis' employment is terminated due to his death or disability, Mr. DeChellis or his designated representative will receive a pro-rated annual bonus for the fiscal year during which his termination occurs based on the duration of his employment during such fiscal year.
If any payments or benefits payable under the employment agreement or otherwise would be subject to the excise tax imposed by Section 4999 of the Internal Revenue Code of 1986, as amended (the “Code”), Mr. DeChellis will receive the greater after-tax amount of either: (i) the full payment or (ii) a reduced payment that does not give rise to the excise tax imposed by Section 4999 of the Code. Under the terms of his employment agreement, Mr. DeChellis will not be entitled to any tax gross-up related to severance payments or otherwise.

Equity Award Agreements
Pursuant to the terms of the Company’s current forms of restricted stock and stock units award agreements under the 2009 Plan, in the event that a named executive officer's employment is terminated either by the Company without “cause” or due to a qualifying retirement (1) a pro-rated number of time-based equity awards will vest, and (2) a pro-rated number of performance-based equity awards will remain eligible to vest based on actual Company performance for the applicable performance period. In connection with a termination of employment due to an executive’s disability, all outstanding time-based equity awards will vest and a pro-rated number of performance-based equity awards will remain eligible to vest based on actual Company performance for the applicable performance period. Termination of employment due to an executive’s death will result in full acceleration of all outstanding time-based equity awards and pro-rata accelerated vesting of all performance-based equity awards based on the original target award. For awards under the 2009 Plan, in the event of a change in control of the Company in which the equity awards are assumed, continued or substituted for new awards, (1) time-based equity awards will vest if the executive’s employment is terminated by the Company or its successor without cause within 24 months following such change in control, and (2) the parties to such change in control may adjust the performance metrics applicable to any performance-based equity awards. In the event that equity awards are not assumed or continued in a change in control or substituted for new awards, then for awards under the 2009 Plan (i) time-based equity awards will vest upon such change in control, and (ii) a pro-rated portion of the performance-based equity awards will vest.
For NQSO awards under the 2009 Plan, pursuant to the terms of the Company’s current form of NQSO award agreements, in the event that a named executive officer's employment is terminated (1) due to the executive's death or disability, any outstanding portion of the NQSO will become fully exercisable and may be exercised for 12 months following termination or until the original expiration date, if earlier, (2) due to a qualifying retirement, any outstanding portion of the NQSO will become fully exercisable and may be exercised for 24 months following termination or until the original expiration date, if earlier or (3) for any other reason (except for cause), any outstanding portion of the NQSO to the extent already exercisable on such termination date, may be exercised for three (3) months following termination or until the original expiration date, if earlier; provided, however, if the executive's employment is terminated by the Company without cause, any outstanding portion of the NQSO will become fully exercisable. In the event of a change in control of the Company in which the NQSOs are assumed, continued or substituted for new awards, the NQSO will become exercisable in accordance with its original vesting terms. In the event that the NQSOs are not assumed or continued in a change in control or substituted for new awards, then any outstanding portion of the NQSO will become fully exercisable and may be exercised for 24 months following termination or until the original expiration date, if earlier.

43 - 2020 PROXY STATEMENT

For Mr. DeChellis’ inducement NQSO awards under the 2010 Inducement Plan, pursuant to the terms of the award agreements, in the event that Mr. DeChellis’ employment is terminated (1) due to a termination by the Company without “cause” or by Mr. DeChellis for “good reason”, each as defined in his employment agreement, subject to his execution and nonrevocation of a separation agreement, or (2) due to his death, disability or a qualifying retirement, all time-based NQSO awards will become fully vested and exercisable and all performance-based NQSOs will remain eligible to vest on a pro-rated basis (based on the duration of Mr. DeChellis’ employment from the date of grant and the date that performance criteria are satisfied). Upon his termination of employment with the Company (1) due to Mr. DeChellis’ death, any outstanding portion of the inducement NQSOs will remain exercisable until 24 months following his death (or the later of his death and the vesting date in the case of performance-based NQSOs) or until the original expiration date, if earlier, (2) due to Mr. DeChellis’ disability or a qualifying retirement, any outstanding portion of the inducement NQSOs will remain exercisable until 12 months following his termination (or the later of his date of termination and the vesting date in the case of performance-based NQSOs) or until the original expiration date, if earlier, (3) due to termination by either the Company without cause or by Mr. DeChellis for good reason, any outstanding portion of the inducement NQSOs will remain exercisable until 12 months following termination (or the later of his date of termination and the vesting date in the case of performance-based NQSOs) or until the original expiration date, if earlier, or (5) for any other reason (except for cause), any outstanding portion of the inducement NQSOs to the extent already exercisable on such termination date, may be exercised for three (3) months following termination or until the original expiration date, if earlier. In the event of a change in control of the Company in which Mr. DeChellis’ inducement NQSOs are assumed, continued or substituted for new awards, the NQSO awards will become exercisable in accordance with their original vesting terms. In the event that Mr. DeChellis’ inducement NQSOs are not assumed or continued in a change in control or substituted for new awards, then any outstanding portion of the time-based NQSO awards will become fully vested and exercisable as of the effective time of the change in control.

Executive Vice President Severance Pay Plan
The Company has adopted the Executive Vice President Severance Pay Plan to provide for reasonable executive severance in the event of "without cause" termination. The Executive Vice President Severance Pay Plan provides for a payment of one times base salary, a pro-rated bonus, accelerated vesting of all unvested time-based equity awards on a pro-rata basis (pro-ration on accelerated shares/units is determined using the time period from grant date to the date of separation), pro-rata vesting for performance-based shares/units upon completion of the performance period, a monthly cash payment equal to the employer share of the premium for group medical and/or dental benefit plan continuation under COBRA for up to 12 months and reasonable outplacement costs. Severance benefits are provided in exchange for a general release and non-solicitation of clients and employees.
Retirement Policy
In October of 2017, the Committee approved a formal retirement program for all regular employees of the Bank and its subsidiaries. To be eligible to receive benefits under this program, employees must meet certain criteria, including attaining the age of 65 or satisfying the "Rule of 70" at the time of their voluntary separation of employment, providing three (3) months advance notice of their expected retirement date and entering into a retirement agreement with the Company that includes a customary release of claims, non-solicitation and non-disclosure covenants in favor of the Company. The "Rule of 70" means an employee’s age plus continuous years of service at their employer equals 70 or more, with a minimum age of 60. The retirement program benefits include: (a) pro-rata vesting for all equity awards; (b) pro-rata vesting for the annual bonus in the year of retirement; and (c) one-on-one retirement coaching with a focus on health care coaching and life after retirement planning. Based on the existing policy, none of the named executive officers were eligible for a qualifying retirement at December 31, 2019.

The table below sets forth the cash severance, bonus (if any), value of accelerated vesting of equity awards and value of health benefits payable to each named executive officer in the event of a termination of employment (excluding retirement) without cause, or due to death or disability, a change in control of the Company, and a termination of employment following a change in control, and assuming, in each case, that the applicable triggering event(s) occurred on December 31, 2019. Estimated equity values in the table below are calculated assuming the closing price of the Company’s stock on December 31, 2019 of $12.03. Mr. Griffin's employment with the Company terminated on April 30, 2019 and, in connection with such termination, Mr. Griffin received severance pursuant to the Company's Executive Vice President Severance Pay Plan, which amounts are reported in the "All Other Compensation" column of the Summary Compensation Table.

EXECUTIVE COMPENSATION - 44

Name	Payment/Benefit	Termination without Cause/for Good Reason ($) (1)	Termination due to Death or Disability ($) (5)	Change in Control (no termination) ($)	Termination without Cause/for Good Reason in connection with a Change in Control ($)
Anthony DeChellis	Cash Severance	2,800,000	—	—	2,800,000
	Pro-Rated Bonus	—	390,000	—	—
	Continued/ Accelerated Vesting of Equity (2), (4)	733,529	922,220	—	922,220
	Benefits (3)	21,111	—	—	21,111
	Fringe Benefits (maximum annual cap)	20,000	—	—	20,000
	Total	3,574,640	1,312,220	—	3,763,331

Steven M. Gaven	Cash Severance	300,000	—	—	—
	Pro-Rated Bonus	175,000	—	—	—
	Continued/Accelerated Vesting of Equity (2) (4)	169,912	250,669	—	250,669
	Benefits (3)	22,088	—	—	—
	Fringe Benefits (maximum annual cap)	20,000	—	—	—
	Total	687,000	250,669	—	250,669

John T. Longley	Cash Severance	350,000	—	—	—
	Pro-Rated Bonus	158,334	—	—	—
	Continued/ Accelerated Vesting of Equity (2), (4)	21,883	520,779	—	520,779
	Benefits (3)	22,223	—	—	—
	Fringe Benefits (maximum annual cap)	20,000	—	—	—
	Total	572,440	520,779	—	520,779

Paul M. Simons	Cash Severance	350,000	—	—	—
	Pro-Rated Bonus	300,000	—	—	—
	Continued/Accelerated Vesting of Equity (2) (4)	148,005	439,961	—	439,961
	Benefits (3)	22,223	—	—	—
	Fringe Benefits (maximum annual cap)	20,000	—	—	—
	Total	840,228	439,961	—	439,961

William I. Woodson	Cash Severance	350,000	—	—	—
	Pro-Rated Bonus	400,000	—	—	—
	Continued/ Accelerated Vesting of Equity (2), (4)	146,345	1,161,196	—	1,161,196
	Benefits (3)	22,304	—	—	—
	Fringe Benefits (maximum annual cap)	20,000	—	—	—
	Total	938,649	1,161,196	—	1,161,196

(1) Amounts in this column reflect payments due Mr. DeChellis per his Employment Agreement and the payments due all other named executive officers as per the Company's Executive Vice President Severance Pay Plan, and accelerated or continued vesting of equity awards pursuant to the terms of each award agreement.

(2) In the event of a change in control with no termination, if the acquiring company elected not to assume or replace the outstanding grants, all outstanding unvested grants of time-based restricted stock and RSUs would vest and all performance shares/PSUs would vest pro-rata based on the number of days from the grant date to the date of the change in control.

(3) Health and dental contribution using premium rates at January 1, 2020.

(4) Performance shares/PSUs pro-rated based on grant date for each performance/vesting cycle. Time-based restricted stock/RSUs are pro-rated (not fully accelerated) upon termination without cause/for good reason and are fully accelerated in a change-in-control termination assuming grants not assumed or replaced.

(5) In the event of termination due to death or disability for all named executive officers, all time-based equity awards will fully accelerate and all performance equity awards will vest on a pro-rated basis based on the duration of the named executive officer's employment in the performance period.

45 - 2020 PROXY STATEMENT

CEO PAY RATIO
In accordance with the requirements of Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(u) of Regulation S-K, the Company is providing the following information about the relationship of the annual total compensation of the "median employee" and the annual total compensation of Mr. DeChellis, the Company's CEO. In evaluating whether to re-determine the “median employee” for 2019, we concluded that changes to the employee population and employee compensation programs would not result in a significant change to the Company's pay ratio disclosure. In particular, we considered the change in the overall headcount of the Company due to the sale of Bingham, Osborn & Scarborough, LLC as well as other employment initiatives, but determined that there was an overall equal distribution of terminations below and above the “median employee,” and a similar distribution of newly hired employees during the 2019 year. Accordingly, we believe that we may continue to use the previously-determined “median employee.”
For 2019, the last completed fiscal year:

•	the annual total compensation of the "median employee" of the Company (other than Mr. DeChellis) was $105,844; and

•	the annual total compensation of Mr. DeChellis, as reported in the Summary Compensation Table included elsewhere in this Proxy Statement, was $2,218,408.
Based on this information, for 2019 the ratio of the annual total compensation of Mr. DeChellis to the annual total compensation of the "median employee" was 20.96 to 1.

•
We combined all of the elements of the "median employee’s" compensation for 2019 in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K, resulting in annual total compensation of $105,844. The difference between such employee’s salary, wages, tips and overtime pay and the employee’s annual total compensation represented the estimated value of the following benefits: company matching contributions to participants in the Company's Section 401(k) employee savings plan, company-provided gift cards, payment for accrued and unused vacation time and wellness benefits.

•	With respect to the annual total compensation of Mr. DeChellis, we used the amount reported in the "Total" column of the 2019 Summary Compensation Table included in this Proxy Statement.

EXECUTIVE COMPENSATION - 46

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION IN COMPENSATION DECISIONS
During the fiscal year ended December 31, 2019, the Compensation Committee included the following independent directors: Lizabeth H. Zlatkus, Chair, Deborah F. Kuenstner, Joseph C. Guyaux, Daniel P. Nolan and Stephen M. Waters. On February 14, 2019, Mr. Nolan resigned from the Board of Directors of the Company. None of these members has at any time been an officer or employee of the Company or had any relationship requiring disclosure herein. None of the Company's executive officers currently serves, or in the past fiscal year has served, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on the Board of Directors or the Compensation Committee.

RETIREMENT AGE AND TERM LIMIT
As previously described in this Proxy Statement, the Company’s Corporate Governance Guidelines provide for term and age limits for directors.
COMPENSATION OF DIRECTORS
Board Retainer
Directors of the Company who are not full-time employees of the Company or any of its subsidiaries receive compensation under a compensation program effective May 1, 2019 (which remains the same as the compensation program in effect from May 1, 2018 through April 30, 2019) that includes:

•	An annual retainer fee of $120,000, of which 50% ($60,000) is payable in cash as a cash retainer and 50% ($60,000) is payable in Company stock as a stock retainer.

•
The non-executive Chair’s supplemental annual retainer fee is $50,000, of which 50% ($25,000) is paid in cash, for a total cash retainer of $85,000, and 50% ($25,000) is paid in stock, for a total stock retainer of $85,000. As a result, the total Chair retainer is $170,000.

•	Each director can elect to receive up to 100% of the annual cash retainer fee in stock.
Committee Retainers
The annual retainer for Committee Chairs is $10,000. It is assumed that each director will serve on two committees with a supplemental retainer of $10,000 for any director serving on three or more committees. Committee retainers are paid 50% in cash and 50% in Company stock.
Stock Ownership Policy

Directors receive their stock retainer, and any portion of their cash retainer that is elected to be paid in stock, in shares of the Company’s common stock. The Company believes that director stock ownership is important and has a minimum stock ownership policy for outside directors equal to five times the annual Board member cash retainer of $60,000, or $300,000, in value. Directors are expected to attain this minimum ownership level within five years from the date of their initial election. The Committee reviews hardships on an individual basis, if needed. Each director meets his or her respective minimum ownership level or is within the five-year phase-in period under the Board and Executive Officer Stock Ownership Policy.

47 - 2020 PROXY STATEMENT

DIRECTOR COMPENSATION PAID IN 2019

Name and Principal Position	Fees Earned or Paid in Cash ($)		Stock Awards ($) (6)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and NQ Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)(7)
Board of Directors
Mark F. Furlong	67,500		60,000	—	—	—	—	127,500
Joseph C. Guyaux	67,500		60,000	—	—	—	—	127,500
Deborah F. Kuenstner	62,500		60,000	—	—	—	—	122,500
Gloria C. Larson	67,500		60,000	—	—	—	—	127,500
Daniel P. Nolan (1)	17,360	(2)	17,360	—	—	—	—	34,720
Kimberly S. Stevenson	62,500	(3)	60,000	—	—	—	—	122,500
Luis Antonio Ubiñas	62,500		60,000	—	—	—	—	122,500
Stephen M. Waters (4)	85,000		85,000	—	—	—	—	170,000
Lizabeth H. Zlatkus	70,000	(5)	60,000	—	—	—	—	130,000

(1)	On February 14, 2019, Mr. Nolan resigned from the Board of Directors of the Company.

(2)	Mr. Nolan elected to receive $17,360 of his cash compensation in the form of Company stock.

(3)	Ms. Stevenson elected to receive $32,500 of her cash compensation in the form of Company stock.

(4)	Non-Executive Chair of the Board

(5)	Ms. Zlatkus elected to receive $42,500 of her cash compensation in the form of Company stock.

(6)	Represents the aggregate grant date fair value, computed in accordance with ASC 718, of awards that were granted to directors in 2019.

(7)
The compensation numbers in the above table may not correspond to the Board and Committee retainers described under "Compensation of Directors" due to the timing of the rotation of committee chair assignments in 2019.

EXECUTIVE COMPENSATION - 48

AUDIT

PROPOSAL 3:

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit and Finance Committee has selected KPMG LLP (“KPMG”) as the Company’s independent registered public accounting firm to perform the audit of the Company’s consolidated financial statements for fiscal year 2020.
Although ratification by shareholders is not required by law or binding on the Audit and Finance Committee, the Audit and Finance Committee believes that submission of its selection to shareholders is a matter of good corporate governance. If the shareholders fail to ratify the selection, the Audit and Finance Committee will take that fact into consideration, together with such other factors it deems relevant, in determining whether to retain KPMG as the Company’s independent registered public accounting firm in the future.
Representatives of KPMG will be present at the Meeting, will be given an opportunity to make a statement at the Meeting if they desire to do so, and will be available to respond to appropriate questions from shareholders.
The Audit and Finance Committee reviews audit and non-audit services performed by KPMG, as well as the fees charged by KPMG for such services. In its review of non-audit service fees, the Audit and Finance Committee considers, among other things, the possible effect of the performance of such services on the auditor’s independence. Additional information concerning the Audit and Finance Committee and its activities with KPMG can be found in the “Corporate Governance - Committees of the Board and Related Matters” and “Report of the Audit and Finance Committee” sections of this Proxy Statement.
AUDIT FEES
The following table presents fees for professional audit services rendered by KPMG for the audit of the Company’s annual financial statements for 2019 and 2018, and fees billed for other services rendered by KPMG.

	2019		2018
Audit fees (1)	$1,130,000		$1,074,355
Audit-related fees	18,000		8,750
Tax fees	—	—	—
All other fees	—		—
Total fees	$1,148,000		$1,083,105

(1)	Audit fees for 2019 and 2018 include fees billed, or expected to be billed, for the annual audit and quarterly reviews.
KPMG audited the Company’s consolidated financial statements for the year ended December 31, 2019.
In January 2020, the Audit and Finance Committee completed the process to review the appointment of the Company’s independent registered accounting firm and to review compliance with applicable lead audit partner rotational requirements. In the course of the review, the Audit and Finance Committee considered, among other things, (1) historical and recent performance on the Company’s audit; (2) tenure as the Company’s independent auditor and familiarity with the Company's operations; (3) the appropriateness of fees; and (4) the auditor’s independence. As a result of this review and following careful deliberation, the Audit and Finance Committee has re-appointed KPMG LLP as the Company’s independent registered public accounting firm and as auditors of the Company’s consolidated financial statements for 2020. KPMG LLP has served as the Company’s independent registered public accounting firm since 1987.

49 - 2020 PROXY STATEMENT

PRE-APPROVAL POLICY AND PROCEDURES
Pursuant to the Audit and Finance Committee Charter, all audit and non-audit services provided to the Company by KPMG must be pre-approved by the Audit and Finance Committee; however, this pre-approval requirement is waived with respect to the provision of non-audit services for the Company if the “de minimis” provisions of Section 10A(i)(1)(B) of the Exchange Act are satisfied. The authority to pre-approve non-audit services may be delegated to one or more members of the Audit and Finance Committee, who will present a report on all decisions to pre-approve an activity to the full Committee at its first meeting following such decision. The Company’s Internal Audit Policy provides for (a) general pre-approval of audit-related services which do not exceed certain aggregate dollar thresholds approved by the Audit and Finance Committee, and (b) specific pre-approval of all other permitted services and any proposed services which exceed these same dollar thresholds. The Audit and Finance Committee is also mindful of the relationship between fees for audit and non-audit services in deciding whether to pre-approve any such services. It may determine, for each fiscal year, the appropriate ratio between the total amount of fees for audit, audit related and tax services and the total amount of fees for certain permissible non-audit services classified as “all other fees.”
The Audit and Finance Committee pre-approved the audit fees of KPMG during fiscal 2019.  There were no non-audit fees of KPMG during fiscal 2019.

The Board of Directors unanimously recommends that shareholders vote FOR the ratification of the selection of KPMG as the Company's independent registered public accounting firm for fiscal year 2020.

AUDIT - 50

REPORT OF THE AUDIT AND FINANCE COMMITTEE

The following is the report of the Audit and Finance Committee with respect to the Company’s audited consolidated financial statements for the fiscal year ended December 31, 2019. The Audit and Finance Committee acts under a written charter which specifies the scope of the Audit and Finance Committee’s responsibilities and how it carries out those responsibilities. Each member of the Audit and Finance Committee is listed below and is "independent" within the definition of Nasdaq listing standards.
While the Audit and Finance Committee oversees the Company’s financial reporting process for the Board of Directors consistent with its charter, management has primary responsibility for this process, including the Company’s system of internal controls, and for the preparation of the Company’s consolidated financial statements in accordance with U.S. generally accepted accounting principles. In addition, the Company’s independent registered public accounting firm is responsible for auditing those consolidated financial statements, and not the Audit and Finance Committee.
The Audit and Finance Committee has reviewed and discussed the Company’s December 31, 2019 audited consolidated financial statements with management and KPMG, the Company’s independent registered public accounting firm. The Audit and Finance Committee also has discussed with KPMG the matters required to be discussed by Auditing Standard No. 1301, Communication with Audit Committees as adopted by the Public Company Accounting Oversight Board (the “PCAOB”). In addition, the Audit and Finance Committee also has received from KPMG the written disclosures and the letter required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit and Finance Committee concerning independence, and has discussed with KPMG its independence from the Company. The Audit and Finance Committee also considers whether KPMG’s provision of non-audit services to the Company is compatible with its independence, if applicable.
Based on the reviews and discussions referred to above, the Audit and Finance Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2019 for filing with the SEC.
Submitted by the Audit and Finance Committee:

Mark F. Furlong, Chair
Lizabeth H. Zlatkus, Vice Chair
Luis Antonio Ubiñas

51 - 2020 PROXY STATEMENT

EQUITY COMPENSATION PLAN

PROPOSAL 4:

APPROVAL OF THE BOSTON PRIVATE FINANCIAL HOLDINGS, INC. 2020 OMNIBUS INCENTIVE PLAN
________________________________________________________________________________________________________

The Board of Directors believes that stock-based incentive awards play an important role in the success of the Company by encouraging and enabling the employees, officers, non-employee directors and consultants of the Company and its subsidiaries upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business to acquire a proprietary interest in the Company. The Board of Directors believes that providing such persons with a direct stake in the Company assures a closer identification of the interests of such individuals with those of the Company and its shareholders, thereby stimulating their efforts on the Company’s behalf and strengthening their desire to remain with the Company.

On March 4, 2020, the Board of Directors adopted, subject to shareholder approval, the Boston Private Financial Holdings, Inc. 2020 Omnibus Incentive Plan (the “Plan”). The Plan is designed to enhance the flexibility to grant equity awards to the Company's officers, employees, non-employee directors and consultants and to ensure that the Company can continue to grant equity awards to eligible recipients at levels determined to be appropriate by the Board of Directors and/or the Compensation Committee. A copy of the Plan is attached as Exhibit A to this proxy statement and is incorporated herein by reference.

As of December 31, 2019, there were stock options to acquire 1,001,147 shares of common stock outstanding under the Company's equity compensation plans, with a weighted average exercise price of $11.65 and a weighted average remaining term of 8.7 years. In addition, as of December 31, 2019, there were 685,166 unvested full value awards with time-based vesting and 589,124 unvested full value awards with performance-based vesting outstanding under the Company's equity compensation plans. Other than the foregoing, no awards under the Company's equity compensation plans were outstanding as of December 31, 2019. As of December 31, 2019, there were 1,283,362 shares of common stock available for awards under the 2009 Plan.

No shares have been issued (or will be issued) from the Company's 2010 Inducement Stock Plan, as amended (the "Inducement Plan"), since December 31, 2019.

Upon shareholder approval of the Plan, no further awards will be granted under the 2009 Plan. If shareholders fail to approve the Plan, the 2009 Plan will remain in effect in its current form, subject to its expiration date and with its current share reserve.

The Board of Directors unanimously recommends that shareholders vote FOR approval of the Boston Private Financial Holdings, Inc. 2020 Omnibus Incentive Plan.

EQUITY COMPENSATION PLAN - 52

SUMMARY OF MATERIAL FEATURES OF THE PLAN

The material features of the Plan are:

•
The maximum number of shares of common stock to be issued under the Plan is 3,700,000, less one share of common stock for every share subject to an award granted after December 31, 2019 under the 2009 Plan;

•
The award of stock options (both incentive and non-qualified options), stock appreciation rights, restricted stock, restricted stock units, unrestricted stock, cash-based awards, and dividend equivalent rights is permitted;

•
Shares tendered or held back to cover the exercise price of options or taxes on option exercise will not be added back to the reserved pool under the Plan. Upon the exercise of a stock appreciation right that is settled in shares of common stock, the full number of shares underlying the award will be charged to the reserved pool. Additionally, shares the Company reacquires on the open market will not be added to the reserved pool under the Plan;

•	Stock options and stock appreciation rights will not be repriced in any manner without shareholder approval;

•
The value of all awards awarded under the Plan and all other cash compensation paid by the Company to any non-employee director in any calendar year may not exceed $400,000; provided, however, the independent members of the Board of Directors may make exceptions to this limit for the non-executive Chair but the non-employee director receiving additional compensation may not participate in any decision regarding such exception;

•	A minimum vesting period of one year is required for all equity awards, other than a limited number of excepted awards under the Plan;

•	Any dividends and dividend equivalent rights payable with respect to any equity award are subject to the same vesting provisions as the underlying award;

•	Any material amendment to the Plan is subject to approval by the Company's shareholders; and

•
Awards under the Plan will be subject to the Company’s clawback policy, as in effect from time to time. In the absence of such a policy, the Plan provides for recoveries or clawbacks of awards and any shares of common stock issued pursuant to awards if (a) the vesting of the awards was determined or calculated based on materially inaccurate financial statements or any other material inaccurate performance metric criteria; or (b) if the Company terminates a grantee’s employment due to their gross negligence or willful misconduct, which conduct, directly or indirectly, results in the Company preparing an accounting restatement.

•	The term of the Plan will expire on April 23, 2030.

Based solely on the closing price of the Company's common stock as reported by Nasdaq on March 2, 2020 and the maximum number of shares that would have been available for awards as of such date under the Plan, the maximum aggregate market value of the common stock that could potentially be issued under the Plan is $38,184,000. The shares of common stock underlying any awards under the Plan and the 2009 Plan that, after December 31, 2019, are forfeited, canceled or otherwise terminated, other than by exercise, will be added back to the shares of common stock available for issuance under the Plan. In addition, if any shares subject to a full-value award (i.e., an award other than an option or stock appreciation right) under the Plan and the 2009 Plan are tendered or withheld by the Company after December 31, 2019 to satisfy any tax withholding obligation, such tendered or withheld shares will be added back to the shares of common stock available for issuance under the Plan. Shares (i) tendered or held back to cover the exercise price or tax withholding of options or stock appreciation rights and (ii) shares subject to a stock appreciation right that are not issued in connection with the stock settlement of the stock appreciation right upon exercise thereof, will not be added back to the shares of common stock available for issuance under the Plan. In addition, shares of common stock repurchased on the open market will not be added back to the shares of common stock available for issuance under the Plan.

53 - 2020 PROXY STATEMENT

RATIONALE FOR NEW PLAN

The Plan is critical to the Company's ongoing effort to build shareholder value. Equity incentive awards are an important component of the executive and non-executive employees’ compensation. The Compensation Committee and the Board of Directors believe that the Company must continue to offer a competitive equity compensation program in order to attract, retain and motivate the talented and qualified employees necessary for the continued growth and success of the Company.

The Board of Directors recognizes the impact of dilution on our shareholders and has evaluated this share request carefully in the context of the need to attract, motivate, retain and ensure that our leadership team and key employees are focused on our strategic priorities. The total fully-diluted overhang as of December 31, 2019 was 4.28%. In this context, fully-diluted overhang is calculated as the sum of grants outstanding and shares available for future awards (numerator) divided by the sum of the numerator and basic common shares outstanding, with all data effective as of December 31, 2019. The Board of Directors believes that the proposed share reserve represents a reasonable amount of potential equity dilution to accommodate our long-term strategic and growth priorities.

Burn rate

The following table sets forth information regarding historical awards granted and earned for the 2017 through 2019 period, the three full year period preceding the date of the Meeting and the corresponding burn rate, which is defined as the number of shares subject to equity-based awards granted in a year divided by the weighted average number of shares of common stock outstanding for that year, for each of the last three fiscal years:

Share Element	2017	2018	2019
Stock Options Granted	—	517,478	437,016
Full-Value Awards Granted	485,263	479,194	844,691
Total Awards Granted (1)	485,263	996,672	1,281,707
Weighted average common shares outstanding during the fiscal year	82,430,633	83,596,685	83,430,740
Annual Burn Rate	0.59%	1.19%	1.54%

Three-Year Average Burn Rate (2)			1.11%

(1)	Total Awards Granted represents the sum of Stock Options Granted and Full-Value Awards Granted.

(2)	As illustrated in the table above, the three-year average burn rate for the 2017-2019 period was 1.11%, which is below the ISS industry category burn rate threshold of 2.90%.
The Compensation Committee determined the size of reserved pool under the Plan based on projected equity awards to anticipated new hires, projected annual equity awards to existing employees and an assessment of the magnitude of increase that institutional investors and the firms that advise them would likely find acceptable. The Company anticipates that if its request to increase the share reserve is approved by its shareholders, it will be sufficient to provide equity incentives to attract, retain, and motivate employees for approximately three years.

54 - 2020 PROXY STATEMENT

SUMMARY OF THE PLAN

The following description of certain features of the Plan is intended to be a summary only. The summary is qualified in its entirety by the full text of the Plan, which is attached hereto as Exhibit A.

Administration. The Plan will be administered by the Compensation Committee. The Compensation Committee has full power to select, from among the individuals eligible for awards, the individuals to whom awards will be granted, to make any combination of awards to participants, and to determine the specific terms and conditions of each award, subject to the provisions of the Plan. The Compensation Committee may delegate to a committee consisting of one or more officers of the Company the authority to grant awards to employees who are not subject to the reporting and other provisions of Section 16 of the Exchange Act, subject to certain limitations and guidelines.

Eligibility; Plan Limits. All full-time and part-time officers, employees, non-employee directors and consultants are eligible to participate in the Plan, subject to the discretion of the administrator. As of January 1, 2020, approximately 786 individuals would have been eligible to participate in the Plan had it been effective on such date, which includes 10 executive officers, 768 employees who are not executive officers, 8 non-employee directors and no consultants. There are certain limits on the number of awards that may be granted under the Plan. For example, no more than 3,700,000 shares of common stock may be granted in the form of incentive stock options.
Director Compensation Limit. The Plan provides that the value of all awards awarded under the Plan and all other cash compensation paid by the Company to any non-employee director in any calendar year shall not exceed $400,000; provided, however, the independent members of the Board of Directors may make exceptions to this limit for the non-executive Chair but the non-employee director receiving additional compensation may not participate in any decision regarding such exception.
Minimum Vesting Period. Awards granted under the Plan must be subject to a minimum vesting period of one year from the date of grant, subject to the Compensation Committee’s ability to provide for acceleration of vesting, including upon a change in control, death, disability, or retirement; provided that the following are exempt from such minimum vesting requirement: cash-based awards, substitute awards, shares delivered in lieu of fully vested cash obligations, awards to eligible directors that vest on the earlier of the one-year anniversary of the date of grant and the next annual meeting of stockholders that is at least 50 weeks after the immediately preceding year’s annual meeting, and awards granted with respect to a maximum of 5% of the available share reserve authorized for issuance under the Plan.
Treatment of Dividends and Dividend Equivalents on Unvested Awards. In no event shall dividends or dividend equivalents be paid with respect to options or stock appreciation rights. Notwithstanding any other provision of the Plan to the contrary, with respect to any award that provides for or includes a right to dividends or dividend equivalents, if dividends are declared during the period that an equity award is outstanding, such dividends (or dividend equivalents) shall be accumulated but remain subject to vesting requirement(s) to the same extent as the applicable award and shall only be paid at the time or times, and only to the extent, such vesting requirement(s) are satisfied.

Clawback Policy. Awards under the Plan will be subject to the Company’s clawback policy, as in effect from time to time. In the absence of such a policy:

•
awards under the Plan and any shares of common stock issued pursuant to awards will be subject to recovery or clawback by the Company if and to the extent that the vesting of the awards was determined or calculated based on materially inaccurate financial statements or any other material inaccurate performance metric criteria; or

•
if the Company terminates a grantee’s employment due to their gross negligence or willful misconduct, which conduct, directly or indirectly, results in the Company preparing an accounting restatement, any awards under the Plan and any shares of common stock issued pursuant to awards will be subject to recovery or clawback.

Stock Options. The Plan permits the granting of (1) options to purchase common stock intended to qualify as incentive stock options under Section 422 of the Code and (2) options that do not so qualify. Options granted under

55 - 2020 PROXY STATEMENT

the Plan will be non-qualified options if they fail to qualify as incentive options or exceed the annual limit on incentive stock options. Incentive stock options may only be granted to employees of the Company and its subsidiaries. Non-qualified options may be granted to any persons eligible to receive incentive options and to non-employee directors and consultants. The option exercise price of each option will be determined by the Compensation Committee. Except in the case of options (i) granted pursuant to a transaction described in, and in a manner consistent with, Section 424(a) of the Code, (ii) granted to individuals who are not subject to U.S. income tax on the date of grant or (iii) that are compliant with Section 409A of the Code, the exercise price of an option may not be less than 100% of the fair market value of the common stock on the date of grant. Fair market value for this purpose will be determined by reference to the price of the shares of common stock on Nasdaq. The exercise price of an option may not be reduced after the date of the option grant without shareholder approval, other than to appropriately reflect changes in the Company's capital structure.
The term of each option will be fixed by the Compensation Committee and may not exceed ten years from the date of grant. The Compensation Committee will determine at what time or times each option may be exercised. Options may be made exercisable in installments and the exercisability of options may be accelerated by the Compensation Committee. In general, unless otherwise permitted by the Compensation Committee, no option granted under the Plan is transferable by the optionee other than by will or by the laws of descent and distribution or pursuant to a domestic relations order, and options may be exercised during the optionee’s lifetime only by the optionee, or by the optionee’s legal representative or guardian in the case of the optionee’s incapacity.
Upon exercise of options, the option exercise price must be paid in full either in cash, by certified or bank check or other instrument acceptable to the Compensation Committee or by delivery (or attestation to the ownership) of shares of common stock that are beneficially owned by the optionee and that are not subject to risk of forfeiture. Subject to applicable law, the exercise price may also be delivered to the Company by a broker pursuant to irrevocable instructions to the broker from the optionee. In addition, non-qualified options may be exercised using a net exercise feature which reduces the number of shares issued to the optionee by the number of shares with a fair market value equal to the exercise price.
To qualify as incentive options, options must meet additional federal tax requirements, including a $100,000 limit on the value of shares subject to incentive options that first become exercisable by a participant in any one calendar year.
Stock Appreciation Rights. The Compensation Committee may award stock appreciation rights subject to such conditions and restrictions as the Compensation Committee may determine. Stock appreciation rights entitle the recipient to shares of common stock or cash equal to the value of the appreciation in the stock price over the exercise price. The exercise price is the fair market value of the common stock on the date of grant. The term of a stock appreciation right may not exceed ten years.
Restricted Stock. The Compensation Committee may award shares of common stock to participants subject to such conditions and restrictions as the Compensation Committee may determine. These conditions and restrictions may include the achievement of certain performance goals and/or continued employment with us through a specified restricted period. During the vesting period, restricted stock awards may be credited with dividend equivalent rights (but dividend equivalents payable with respect to restricted stock awards with vesting tied to the attainment of performance criteria shall not be paid unless and until such performance conditions are attained).
Restricted Stock Units. The Compensation Committee may award restricted stock units to participants. Restricted stock units are ultimately payable in the form of shares of common stock or cash subject to such conditions and restrictions as the Compensation Committee may determine. These conditions and restrictions may include the achievement of certain performance goals and/or continued employment with the Company through a specified vesting period. In the Compensation Committee’s sole discretion, it may permit a participant to make an advance election to receive a portion of his or her future cash compensation in the form of a restricted stock unit award, subject to the participant’s compliance with the procedures established by the Compensation Committee and requirements of Section 409A of the Code. During the deferral period, the deferred stock awards may be credited with dividend equivalent rights.
Unrestricted Stock Awards. The Compensation Committee may also grant shares of common stock which are free from any restrictions under the Plan. Unrestricted stock may be granted to any participant in recognition of past services or other valid consideration and may be issued in lieu of cash compensation due to such participant.

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Dividend Equivalent Rights. The Compensation Committee may grant dividend equivalent rights to participants, which entitle the recipient to receive credits for dividends that would be paid if the recipient had held specified shares of common stock. Dividend equivalent rights may be settled in cash, shares of common stock or a combination thereof, in a single installment or installments, as specified in the award.
Cash-Based Awards. The Compensation Committee may grant cash bonuses under the Plan to participants. The cash bonuses may be subject to the achievement of certain performance goals.
Change of Control Provisions. In the event of a “sale event,” as defined in the Plan, awards under the Plan may be assumed, continued or substituted. In the event that awards are not assumed, continued or substituted, except as otherwise provided by the Compensation Committee in the award agreement, upon the effective time of the sale event, all awards with time-based conditions will become vested and exercisable upon the sale event, and awards with conditions and restrictions relating to the attainment of performance goals may become vested and non-forfeitable in connection with a sale event in the Compensation Committee’s discretion or to the extent specified in the relevant award agreement. In addition, the Company may make or provide for payment, in cash or in kind, to participants holding options and stock appreciation rights equal to the difference between the per share cash consideration and the exercise price of the options or stock appreciation rights (provided that, in the case of an option or stock appreciation right with an exercise price equal to or less than the per share cash consideration, such option or stock appreciation right shall be cancelled for no consideration). The Compensation Committee shall also have the option to make or provide for a payment, in cash or in kind, to grantees holding other awards in an amount equal to the per share cash consideration multiplied by the number of vested shares under such awards. All awards will terminate in connection with a sale event unless they are assumed by the successor entity.
Adjustments for Stock Dividends, Stock Splits, Etc. The Plan requires the Compensation Committee to make appropriate adjustments to the number of shares of common stock that are subject to the Plan, to certain limits in the Plan, and to any outstanding awards to reflect stock dividends, stock splits, extraordinary cash dividends and similar events.
Tax Withholding. Participants in the Plan are responsible for the payment of any federal, state or local taxes that the Company is required by law to withhold upon the exercise of options or stock appreciation rights or vesting of other awards. The Compensation Committee may require that tax withholding obligations be satisfied by withholding shares of common stock to be issued pursuant to exercise or vesting. The Compensation Committee may also require the Company’s tax withholding obligation to be satisfied, in whole or in part, by an arrangement whereby a certain number of shares issued pursuant to any award are immediately sold and proceeds from such sale are remitted to the Company in an amount that would satisfy the withholding amount due.
Amendments and Termination. The Board of Directors may at any time amend or discontinue the Plan and the Compensation Committee may at any time amend or cancel any outstanding award for the purpose of satisfying changes in the law or for any other lawful purpose. However, no such action may materially and adversely affect any rights under any outstanding award without the holder’s consent. To the extent required under the rules of Nasdaq, any amendments that materially change the terms of the Plan will be subject to approval by the Company's shareholders. Amendments shall also be subject to approval by the Company's shareholders if and to the extent determined by the Compensation Committee to be required by the Code to preserve the qualified status of incentive options.
Effective Date of Plan. The Plan was approved by the Board of Directors on March 4, 2020 and will become effective upon shareholder approval. Awards of incentive options may be granted under the Plan until April 23, 2030. No other awards may be granted under the Plan after the date that is ten years from the date of shareholder approval.

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NEW PLAN BENEFITS

Because the grant of awards under the Plan is within the discretion of the Compensation Committee, the Company cannot determine the dollar value or number of shares of common stock that will in the future be received by or allocated to any participant in the Plan. Accordingly, in lieu of providing information regarding benefits that will be received under the Plan, the following table provides information concerning the benefits that were received by the following persons and groups during 2019: each named executive officer; all current executive officers, as a group; all current directors who are not executive officers, as a group; and all current employees who are not executive officers, as a group.

	Options			Stock Awards
Name and Position	Average Exercise Price ($)		Number of Awards (#)	Dollar Value ($)(1)		Number of Awards (#)
Anthony DeChellis, Chief Executive Officer and President	11.08		71,429	880,006		79,423
Steven M. Gaven, Executive Vice President and Chief Financial Officer	11.08		19,481	239,993		21,660
John T. Longley, Executive Vice President and Head of West Coast	11.55		100,000	500,000		43,290
Paul M. Simons, Executive Vice President and President of Private Banking, Wealth and Trust	11.08		16,234	550,001		47,266
William I. Woodson, Executive Vice President and Head of Wealth Advisory & Family Office	10.36		100,000	999,999		96,525
Corey A. Griffin, Former Executive Vice President and CEO Private Client Group	—		—	—		—
All current executive officers, as a group	11.02	(2)	401,300	4,650,018	(3)	421,740
All current directors who are not executive officers, as a group	—		—	614,719	(3)	54,615
All current employees who are not executive officers, as a group	11.08	(2)	19,482	4,213,117	(3)	380,499

(1)
The valuation of stock awards is based on the grant date fair value computed in accordance with ASC Topic 718. Information about the assumptions used to value these awards can be found in Part II. Item 8 "Financial Statements and Supplementary Date - Note 18: "Employee Benefits" of the Company's 2019 Annual Report on Form 10-K.

(2)	Represents the weighted-average exercise price for the group.

(3)	Represents the aggregate grant date fair value for the group.

TAX ASPECTS UNDER THE CODE

The following is a summary of the principal federal income tax consequences of certain transactions under the Plan. It does not describe all federal tax consequences under the Plan, nor does it describe state or local tax consequences.

Incentive Options. No taxable income is generally realized by the optionee upon the grant or exercise of an incentive option. If shares of common stock issued to an optionee pursuant to the exercise of an incentive option are sold or transferred after two years from the date of grant and after one year from the date of exercise, then (i) upon sale of such shares, any amount realized in excess of the option price (the amount paid for the shares) will be taxed to the optionee as a long-term capital gain, and any loss sustained will be a long-term capital loss, and (ii) the Company will not be entitled to any deduction for federal income tax purposes. The exercise of an incentive option will give rise to an item of tax preference that may result in alternative minimum tax liability for the optionee.
If shares of common stock acquired upon the exercise of an incentive option are disposed of prior to the expiration of the two-year and one-year holding periods described above (a “disqualifying disposition”), generally (i) the optionee will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the shares of common stock at exercise (or, if less, the amount realized on a sale of such shares of common stock) over the option price thereof, and (ii) we will be entitled to deduct such amount. Special rules will apply where all or a portion of the exercise price of the incentive option is paid by tendering shares of common stock.
If an incentive option is exercised at a time when it no longer qualifies for the tax treatment described above, the option is treated as a non-qualified option. Generally, an incentive option will not be eligible for the tax treatment

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described above if it is exercised more than three months following termination of employment (or one year in the case of termination of employment by reason of disability). In the case of termination of employment by reason of death, the three-month rule does not apply.
Non-Qualified Options. No income is realized by the optionee at the time a non-qualified option is granted. Generally (i) at exercise, ordinary income is realized by the optionee in an amount equal to the difference between the option price and the fair market value of the shares of common stock on the date of exercise, and we receive a tax deduction for the same amount, and (ii) at disposition, appreciation or depreciation after the date of exercise is treated as either short-term or long-term capital gain or loss depending on how long the shares of common stock have been held. Special rules will apply where all or a portion of the exercise price of the non-qualified option is paid by tendering shares of common stock. Upon exercise, the optionee will also be subject to Social Security taxes on the excess of the fair market value over the exercise price of the option.
Other Awards. The Company generally will be entitled to a tax deduction in connection with other awards under the Plan in an amount equal to the ordinary income realized by the participant at the time the participant recognizes such income. Participants typically are subject to income tax and recognize such tax at the time that an award is exercised, vests or becomes non-forfeitable, unless the award provides for a further deferral.
Parachute Payments. The vesting of any portion of an award that is accelerated due to the occurrence of a change in control (such as a sale event) may cause a portion of the payments with respect to such accelerated awards to be treated as “parachute payments” as defined in the Code. Any such parachute payments may be non-deductible to the Company, in whole or in part, and may subject the recipient to a non-deductible 20% federal excise tax on all or a portion of such payment (in addition to other taxes ordinarily payable).
Limitation on Deductions. Under Section 162(m) of the Code, the Company’s deduction for awards under the Plan may be limited to the extent that any “covered employee” (as defined in Section 162(m) of the Code) receives compensation in excess of $1 million a year.

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EQUITY COMPENSATION PLAN INFORMATION
The following table provides information as of December 31, 2019 regarding shares of common stock that may be issued under the Company’s equity compensation plans including the 2009 Plan, the Inducement Plan, and the Company’s 2001 Employee Stock Purchase Plan (as Amended and Restated as of July 24, 2019) (the “ESPP”).

	Equity Compensation Plan Information
Plan category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights		Weighted Average Exercise Price of Outstanding Options, Warrants and Rights		Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Referenced the First Column)

Equity compensation plans approved by security holders (1)	1,699,466	(3), (4)	12.54	(5)	1,579,928	(6)
Equity compensation plans not approved by security holders (2)	566,579		11.76		167,468

Total	2,266,045		12.34		1,747,396

(1)	The 2009 Plan and the ESPP.

(2)
The Inducement Plan. The Company’s Board of Directors approved the Inducement Plan, which has not been approved by the Company’s shareholders. The purpose of the Inducement Plan is to grant equity awards (stock options, restricted stock, restricted stock units, stock appreciation rights and other stock awards) to new employees as an inducement to join the Company. No shares have been issued (or will be issued) from the Inducement Plan since December 31, 2019.

(3)	Does not include purchase rights accruing under the ESPP because the purchase price (and therefore the number of shares to be purchased) will not be determined until the end of the purchase period.

(4)	Includes 589,124 shares of restricted stock that could be issued if certain performance metrics are met.

(5)	The weighted average exercise price does not include outstanding RSUs or performance awards, for which there is no exercise price.

(6)	Includes 1,283,362 shares available for future issuances under the 2009 Plan and 296,566 shares available under the ESPP.

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SHARE OWNERSHIP

OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
SECURITIES OWNERSHIP OF OFFICERS AND DIRECTORS
The following table sets forth the beneficial ownership of the Company’s common stock as of January 30, 2020 with respect to:
(1) each director and nominee for director;
(2) each of the Company’s named executive officers identified in this Proxy Statement (who are current employees of the Company); and
(3) all directors and executive officers of the Company as a group.

Name*	Common Stock (1)	Exercisable Options	Percentage of Outstanding Stock (2)
Current Directors
Mark F. Furlong	27,851	—	**
Joseph C. Guyaux	13,840	—	**
Deborah F. Kuenstner	139,166	—	**
Gloria C. Larson	30,500	—	**
Kimberly S. Stevenson	37,470	—	**
Luis Antonio Ubiñas	10,112	—	**
Stephen M. Waters	31,838	—	**
Lizabeth H. Zlatkus	27,570	—	**
Named Executive Officers (3)
Anthony DeChellis***	162,746	31,407	**
Steven M. Gaven	11,412	5	**
John T. Longley	—	—	**
Paul M. Simons	12,881	—	**
William I. Woodson	—	—	**
All Current Directors, Nominees and Executive Officers as a Group (18 Persons) (4)	655,280	31,412	0.82%

*	Unless otherwise indicated, the address is c/o Boston Private Financial Holdings, Inc., 10 Post Office Square, Boston, MA 02109.

**	Represents less than 1%

***	Mr. DeChellis is also a director of the Company.

(1)
Beneficial share ownership is determined pursuant to Rule 13d-3 under the Securities Exchange Act of 1934, as amended. Accordingly, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise has or shares the power to vote such security or the power to dispose of such security. The amounts set forth above as beneficially owned include shares owned, if any, by spouses and relatives living in the same home as to which beneficial ownership may be disclaimed.

(2)	Percentages held by executive officers and directors individually and as a group are calculated on the basis of 83,265,674 shares of common stock outstanding as of January 30, 2020.

(3)
Performance shares, restricted stock units and performance stock units that are not eligible to vest within 60 days of January 30, 2020 are not included as executive officers have no beneficial interest in such equity awards until either established performance criteria are met or a vesting time period has lapsed. Please see “Compensation Discussion & Analysis.”

(4)	Includes 149,894,809 shares of common stock and no exercisable options held by the Company’s current executive officers not identified on this table.

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HOLDINGS OF MAJOR STOCKHOLDERS

The following table lists persons known by the Company to own beneficially more than five percent of the Company’s outstanding shares of common stock as of December 31, 2019.

Name and Business Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Outstanding Stock
BlackRock, Inc., 55 East 52nd Street, New York, NY 10055	12.306,826(1)	14.80%
FMR LLC, 245 Summer Street, Boston, MA 02210	6,974,324(2)	8.38%
The Vanguard Group, 100 Vanguard Blvd., Malvern, PA 19355	8,961,208(3)	10.76%
Dimensional Fund Advisors LP, Building One, 6300 Bee Cave Road, Austin, Texas, 78746	5,764,049(4)	6.92%

(1)
This information is based solely on a Schedule 13G/A filed with the SEC on February 4, 2020 by BlackRock, Inc., in which it reported sole voting power of 12,141,589 shares and sole dispositive power of 12,306,826 shares. In this same Schedule 13G/A filing, BlackRock identified iShares Core S&P Small-Cap ETF as having the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, more than 5% of the Company's shares.

(2)
This information is based solely on a Schedule 13G/A filed with the SEC on February 7, 2020 by FMR LLC, in which it reported sole voting power of 2,989,804 shares and sole dispositive power of 6,974,324 shares. In this same Schedule 13G/A filing, FMR LLC identified FIAM LLC, Fidelity Institutional Asset Management Trust Company, FMR Co., Inc. and Strategic Advisers LLC as being those subsidiaries that beneficially own the Company’s shares being reported by FMR LLC.

(3)
This information is based solely on a Schedule 13G/A filed with the SEC on February 12, 2020 by The Vanguard Group, in which it reported sole voting power of 82,107 shares, shared voting power of 25,763 shares, sole dispositive power of 8,866,221 shares and shared dispositive power of 94,987 shares.

(4)
This information is based solely on a Schedule 13G/A filed with the SEC on February 12, 2020 by Dimensional Fund Advisors LP, in which it reported sole voting power of 5,486,813 shares and sole dispositive power of 5,764,049 shares. Dimensional Fund Advisors LP, an investment adviser registered under Section 203 of the Investment Advisors Act of 1940, furnishes investment advice to four investment companies registered under the Investment Company Act of 1940, and serves as investment manager or sub-adviser to certain other commingled funds, group trusts and separate accounts (such investment companies, trusts and accounts, collectively referred to as the “Funds”). In certain cases, subsidiaries of Dimensional Fund Advisors LP may act as an adviser or sub-adviser to certain Funds. In its role as investment advisor, sub-adviser and/or manager, Dimensional Fund Advisors LP or its subsidiaries (collectively, “Dimensional”) may possess voting and/or investment power over the securities of the Company that are owned by the Funds, and may be deemed to be the beneficial owner of the shares of the Company held by the Funds. However, all securities reported are owned by the Funds. Dimensional disclaims beneficial ownership of such securities.

DELINQUENT SECTION 16(a) REPORTS
Section 16(a) of the Exchange Act requires that the Company’s officers and directors and persons who own beneficially more than 10% of the Company’s outstanding shares of common stock file reports of ownership and changes in ownership with the SEC. Based solely upon a review of the reports and amendments thereto filed with the SEC under Section 16(a), copies of which are required to be furnished to the Company under SEC regulations, during and with respect to fiscal year 2019, no officer, director or person who owns beneficially more than 10% of the Company’s outstanding shares of common stock failed to file such reports on a timely basis with the exception of Luis Antonio Ubiñas who, due to administrative issues, did not file timely one Form 4 report with respect to the receipt of the stock portion of his annual Board retainer fee.

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SHAREHOLDER MATTERS

OTHER BUSINESS
The Board of Directors is not aware of any other business that may properly come before the Meeting. If any other matters properly come before the Meeting, the proxies will be voted at the discretion of the Proxy Holders.
SOLICITATION OF PROXIES
The cost of solicitation of proxies in the form enclosed herewith will be borne by the Company. In addition to the solicitation of proxies by mail, the Company’s regular employees may also solicit proxies personally or by telephone. Banks, brokerage houses, custodians, nominees and other fiduciaries have been requested to forward proxy materials to the beneficial owners of shares of common stock held of record by them. Such custodians will be reimbursed for their expenses. The Company will pay the expenses of soliciting proxies, including the reasonable charges and expenses of brokerage firms and others for forwarding solicitation material to beneficial owners of stock. The Company’s representatives may solicit proxies by mail, telephone, electronic or facsimile transmission, or personal interview.
SUBMISSION OF SHAREHOLDER PROPOSALS FOR 2021 ANNUAL MEETING
Shareholder proposals intended to be presented at the next annual meeting of shareholders and which are to be considered for inclusion in the Company’s Proxy Statement and form of proxy for that meeting, must be received by the Company on or before November 16, 2020. These proposals must also comply with the rules of the SEC governing the form and content of proposals in order to be included in the Company’s Proxy Statement and form of proxy. Any such proposals should be mailed to: Corporate Secretary, Boston Private Financial Holdings, Inc., 10 Post Office Square, Boston, Massachusetts 02109.
A shareholder of record who wishes to present a proposal at the next annual meeting, other than a proposal to be considered for inclusion in the Company’s Proxy Statement described above, must provide written notice of such proposal and appropriate supporting documentation, as set forth in the Company’s Bylaws, to the Company at its principal executive office no earlier than December 24, 2020, nor later than January 23, 2021; provided, however, that in the event the annual meeting is scheduled to be held on a date more than 30 days before the first anniversary of the date of the preceding year’s annual meeting (the “Anniversary Date”) or more than 60 days after the Anniversary Date, timely notice by the shareholder must be delivered not earlier than the close of business on the later of (1) the 90th day prior to the scheduled date of such annual meeting or (2) the 10th day following the first date on which the date of such annual meeting is publicly disclosed. Proxies solicited by the Board of Directors will confer discretionary voting authority with respect to these proposals, subject to SEC rules governing the exercise of this authority. Any such proposal should be mailed to: Corporate Secretary, Boston Private Financial Holdings, Inc., 10 Post Office Square, Boston, Massachusetts 02109.

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Exhibit A
BOSTON PRIVATE FINANCIAL HOLDINGS, INC.
2020 OMNIBUS INCENTIVE PLAN

SECTION 1.	GENERAL PURPOSE OF THE PLAN; DEFINITIONS
The name of the plan is the Boston Private Financial Holdings, Inc. 2020 Omnibus Incentive Plan (the “Plan”). The purpose of the Plan is to encourage and enable the officers, employees, Non-Employee Directors and Consultants of Boston Private Financial Holdings, Inc. (the “Company”) and its Affiliates upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business to acquire a proprietary interest in the Company. It is anticipated that providing such persons with a direct stake in the Company’s welfare will assure a closer identification of their interests with those of the Company and its shareholders, thereby stimulating their efforts on the Company’s behalf and strengthening their desire to remain with the Company.
The following terms shall be defined as set forth below:
“Act” means the Securities Act of 1933, as amended, and the rules and regulations thereunder.
“Administrator” means either the Board or the compensation committee of the Board or a similar committee performing the functions of the compensation committee and which is comprised of not less than two Non‑Employee Directors who are independent.
“Affiliate” means, at the time of determination, any “parent” or “subsidiary” of the Company as such terms are defined in Rule 405 of the Act. The Board will have the authority to determine the time or times at which “parent” or “subsidiary” status is determined within the foregoing definition.
“Award” or “Awards,” except where referring to a particular category of grant under the Plan, shall include Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock Units, Restricted Stock Awards, Unrestricted Stock Awards, Cash-Based Awards, and Dividend Equivalent Rights.
“Award Certificate” means a written or electronic document setting forth the terms and provisions applicable to an Award granted under the Plan. Each Award Certificate is subject to the terms and conditions of the Plan.
“Board” means the Board of Directors of the Company.
“Cash-Based Award” means an Award entitling the recipient to receive a cash-denominated payment.
“Code” means the Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations.
“Consultant” means a consultant or adviser who provides bona fide services to the Company or an Affiliate as an independent contractor and who qualifies as a consultant or advisor under Instruction A.1.(a)(1) of Form S-8 under the Act.
“Dividend Equivalent Right” means an Award entitling the grantee to receive credits based on cash dividends that would have been paid on the shares of Stock specified in the Dividend Equivalent Right (or other award to which it relates) if such shares had been issued to and held by the grantee.
“Effective Date” means the date on which the Plan becomes effective as set forth in Section 19.
“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.
“Fair Market Value” of the Stock on any given date means the fair market value of the Stock determined in good faith by the Administrator; provided, however, that if the Stock is listed on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”), NASDAQ Global Market, The New York Stock Exchange or another national securities exchange or traded on any established market, the determination shall be made by reference to market quotations and, unless otherwise determined by the Administrator, shall be the closing price on such date. If there are no market quotations for such date, the determination shall be made by reference to the last date preceding such date for which there are market quotations.

65 - 2020 PROXY STATEMENT

“Incentive Stock Option” means any Stock Option designated and qualified as an “incentive stock option” as defined in Section 422 of the Code.
“Non-Employee Director” means a member of the Board who is not also an employee of the Company or any Subsidiary.
“Non-Qualified Stock Option” means any Stock Option that is not an Incentive Stock Option.
“Option” or “Stock Option” means any option to purchase shares of Stock granted pursuant to Section 5.
“Restricted Shares” means the shares of Stock underlying a Restricted Stock Award that remain subject to a risk of forfeiture or the Company’s right of repurchase.
“Restricted Stock Award” means an Award of Restricted Shares subject to such restrictions and conditions as the Administrator may determine at the time of grant.
“Restricted Stock Units” means an Award of stock units subject to such restrictions and conditions as the Administrator may determine at the time of grant.
“Sale Event” shall mean (i) the sale of all or substantially all of the assets of the Company on a consolidated basis to an unrelated person or entity, (ii) the following individuals cease for any reason to constitute a majority of the number of directors then serving on the Board: individuals who, on the Effective Date, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including, but not limited to, a consent solicitation relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company’s shareholders was approved or recommended by a vote of at least a majority of the directors then still in office who either were members of the Board on the Effective Date or whose appointment, election or nomination for election was previously so approved (the “Incumbent Directors”); (ii) a merger, reorganization or consolidation with any other corporation or other entity, other than (A) a merger, reorganization or consolidation pursuant to which the holders of the Company’s outstanding voting power and outstanding stock immediately prior to such transaction continue to own immediately after the transaction a majority of the outstanding voting power and outstanding stock or other equity interests of the resulting or successor entity (or its ultimate parent, if applicable) immediately upon completion of such transaction in substantially the same proportion as immediately prior to the transaction and (B) the Incumbent Directors continuing immediately thereafter to represent at least a majority of the board of directors of the resulting or successor entity (or its ultimate parent, if applicable), (iii) the sale of all of the Stock of the Company to an unrelated person, entity or group thereof acting in concert, or (iv) any other transaction in which the owners of the Company’s outstanding voting power immediately prior to such transaction do not own at least a majority of the outstanding voting power of the Company or any successor entity immediately upon completion of the transaction other than as a result of the acquisition of securities directly from the Company.
“Sale Price” means the value as determined by the Administrator of the consideration payable, or otherwise to be received by shareholders, per share of Stock pursuant to a Sale Event.
“Section 409A” means Section 409A of the Code and the regulations and other guidance promulgated thereunder.
“Service Relationship” means any relationship as an employee, director or Consultant of the Company or any Affiliate (e.g., a Service Relationship shall be deemed to continue without interruption in the event an individual’s status changes from full-time employee to part-time employee, Consultant or Non-Employee Director).
“Stock” means the Common Stock, par value $1.00 per share, of the Company, subject to adjustments pursuant to Section 3.
“Stock Appreciation Right” means an Award entitling the recipient to receive shares of Stock (or cash, to the extent explicitly provided for in the applicable Award Certificate) having a value equal to the excess of the Fair Market Value of the Stock on the date of exercise over the exercise price of the Stock Appreciation Right multiplied by the number of shares of Stock with respect to which the Stock Appreciation Right shall have been exercised.
“Subsidiary” means any corporation or other entity (other than the Company) in which the Company has at least a 50 percent interest, either directly or indirectly.

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“Ten Percent Owner” means an employee who owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10 percent of the combined voting power of all classes of stock of the Company or any parent or subsidiary corporation.
“Unrestricted Stock Award” means an Award of shares of Stock free of any restrictions.

SECTION 2.	ADMINISTRATION OF PLAN; ADMINISTRATOR AUTHORITY TO SELECT GRANTEES AND DETERMINE AWARDS
(a)Administration of Plan. The Plan shall be administered by the Administrator.
(b)Powers of Administrator. The Administrator shall have the power and authority to grant Awards consistent with the terms of the Plan, including the power and authority:
(i)to select the individuals to whom Awards may from time to time be granted;
(ii)to determine the time or times of grant, and the extent, if any, of Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock Awards, Restricted Stock Units, Unrestricted Stock Awards, Cash-Based Awards, and Dividend Equivalent Rights, or any combination of the foregoing, granted to any one or more grantees;
(iii)to determine the number of shares of Stock to be covered by any Award;
(iv)to determine and modify from time to time the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and grantees and which may include the imposition of time- or performance-based vesting conditions (which will be applicable to the organizational level specified by the Administrator, including, but not limited to, the Company or a unit, division, group, or Subsidiary of the Company, and which may include, but are not limited to, earnings before interest, taxes, depreciation and amortization; net income (loss) (either before or after interest, taxes, depreciation and/or amortization); pre-tax, pre-provision earnings; operating loss containment; capital ratios; pre-tax margin; operating leverage; efficiency ratio; assets under management; net flows; balance sheet metrics; total stockholder return; credit quality; risk management; changes in the market price of the Stock; economic value-added; funds from operations or similar measure; sales or revenue; acquisitions or strategic transactions; operating income (loss); earnings per share; cash earnings per share; cash flow (including, but not limited to, operating cash flow and free cash flow); return on capital, assets, equity, tangible equity, invested capital, invested capital net of weighted average cost of capital or investment; return on sales; gross or net profit levels; productivity; expenses; margins; operating efficiency; customer satisfaction; working capital; earnings (loss) per share of Stock; sales or market share; operating leverage; loan loss reserve; reduction in non-performing assets; reduction in criticized or classified assets; capital strength; financial or credit ratings; financial or credit ratings; market to book ratio; strategic management; and number of customers; any of which may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group or internal budget);
(v)to approve the forms of Award Certificates;
(vi)to accelerate at any time the exercisability or vesting of all or any portion of any Award;
(vii)subject to the provisions of Section 5(c), to extend at any time the period in which Stock Options may be exercised; and
(viii)at any time to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any Award (including related written instruments); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan.
All decisions and interpretations of the Administrator shall be binding on all persons, including the Company and Plan grantees.
(c)Delegation of Authority to Grant Awards. Subject to applicable law, the Administrator, in its discretion, may delegate to a committee consisting of one or more officers of the Company, including the Chief Executive Officer of the Company, all or part of the Administrator’s authority and duties with respect to the granting of Awards to individuals who are (i) not subject to the reporting and other provisions of Section 16 of the Exchange Act and (ii) not

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members of the delegated committee. Any such delegation by the Administrator shall include a limitation as to the amount of Stock underlying Awards that may be granted during the period of the delegation and shall contain guidelines as to the determination of the exercise price and the vesting criteria. The Administrator may revoke or amend the terms of a delegation at any time but such action shall not invalidate any prior actions of the Administrator’s delegate or delegates that were consistent with the terms of the Plan.
(d)Award Certificate. Awards under the Plan shall be evidenced by Award Certificates that set forth the terms, conditions and limitations for each Award which may include, without limitation, the term of an Award and the provisions applicable in the event employment or service terminates.
(e)Indemnification. Neither the Board nor the Administrator, nor any member of either or any delegate thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with the Plan, and the members of the Board and the Administrator (and any delegate thereof) shall be entitled in all cases to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, reasonable attorneys’ fees) arising or resulting therefrom to the fullest extent permitted by law and/or under the Company’s articles or bylaws or any directors’ and officers’ liability insurance coverage which may be in effect from time to time and/or any indemnification agreement between such individual and the Company.
(f)Minimum Vesting Requirement. Notwithstanding any other provision of the Plan to the contrary, Awards granted under the Plan (other than cash-based Awards) shall vest no earlier than the first anniversary of the date on which the Award is granted; provided, that the following Awards shall not be subject to the foregoing minimum vesting requirement: any (i) substitute Awards granted in connection with awards that are assumed, converted or substituted pursuant to a merger, acquisition or similar transaction entered into by the Company or any of its Subsidiaries, (ii) Shares delivered in lieu of fully vested cash obligations, (iii) Awards to Non-Employee Directors that vest on earlier of the one-year anniversary of the date of grant and the next annual meeting of stockholders which is at least 50 weeks after the immediately preceding year’s annual meeting, and (iv) any additional Awards the Committee may grant, up to a maximum of five percent (5%) of the available share reserve authorized for issuance under the Plan pursuant to Section 3(a) (subject to adjustment under Section 3(b)); and, provided, further, that the foregoing restriction does not apply to the Committee’s discretion to provide for accelerated exercisability or vesting of any Award, including in cases of retirement, death, disability or a Sale Event, in the terms of the Award Certificate or otherwise.
(g)Treatment of Dividends and Dividend Equivalents on Unvested Awards. In no event shall dividends or Dividend Equivalent Rights be paid with respect to Options or Stock Appreciation Rights. Notwithstanding any other provision of the Plan to the contrary, with respect to any Award that provides for or includes a right to dividends or Dividend Equivalent Rights, if dividends are declared during the period that an equity Award is outstanding, such dividends (or Dividend Equivalent Rights) shall be accumulated but remain subject to vesting requirement(s) to the same extent as the applicable Award and shall only be paid at the time or times, and only to the extent, such vesting requirement(s) are satisfied.

SECTION 3.	STOCK ISSUABLE UNDER THE PLAN; MERGERS; SUBSTITUTION
(a)Stock Issuable. Subject to adjustment as provided in this Section 3, the maximum number of shares of Stock reserved and available for issuance under the Plan shall be 3,700,000 shares, less one (1) share for every one (1) share of Stock granted under the Amended and Restated 2009 Stock Option and Incentive Plan (the “Prior Plan”) after December 31, 2019 and prior to the Effective Date. For purposes of this limitation, to the extent that shares of Stock underlying an Award under the Plan, or underlying an award under the Prior Plan, are forfeited, canceled, cash-settled or otherwise terminated (other than by exercise) after December 31, 2019, such shares shall be added back to the shares of Stock available for issuance under the Plan and, to the extent permitted under Section 422 of the Code and the regulations promulgated thereunder, the shares of Stock that may be issued as Incentive Stock Options. In addition, if any shares of Stock subject to an Award other than an Option or Stock Appreciation Right under the Plan or an award other than an option or stock appreciation right under the Prior Plan are tendered by a Participant or withheld by the Company after December 31, 2019 to satisfy any tax withholding obligation, such tendered or withheld Shares shall again be available for Awards under the Plan. Notwithstanding the foregoing, the following shares shall not be added to the shares authorized for grant under the Plan: (i) shares tendered or held back to cover the exercise price or tax withholding of an Option or Stock Appreciation Right and (ii) shares subject to a Stock Appreciation Right that are not issued in connection with the stock settlement of the Stock Appreciation Right upon exercise thereof. In the event the Company repurchases shares of Stock on the open market, such shares shall not be added to the shares of Stock available for issuance under the Plan. Subject to such overall limitations, shares

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of Stock may be issued up to such maximum number pursuant to any type or types of Award; provided, however, that no more than 3,700,000 shares of the Stock may be issued in the form of Incentive Stock Options. The shares available for issuance under the Plan may be authorized but unissued shares of Stock or shares of Stock reacquired by the Company. After the Effective Date of the Plan, no further awards shall be granted under the Company’s Amended and Restated 2009 Stock Option and Incentive Plan.
(b)Changes in Stock. Subject to Section 3(c) hereof, if, as a result of any reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar change in the Company’s capital stock, the outstanding shares of Stock are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Stock or other securities, or, if, as a result of any merger or consolidation, sale of all or substantially all of the assets of the Company, the outstanding shares of Stock are converted into or exchanged for securities of the Company or any successor entity (or a parent or subsidiary thereof), the Administrator shall make an appropriate or proportionate adjustment in (i) the maximum number of shares reserved for issuance under the Plan, including the maximum number of shares that may be issued in the form of Incentive Stock Options, (ii) the number and kind of shares or other securities subject to any then outstanding Awards under the Plan, (iii) the repurchase price, if any, per share subject to each outstanding Restricted Stock Award, and (iv) the exercise price for each share subject to any then outstanding Stock Options and Stock Appreciation Rights under the Plan, without changing the aggregate exercise price (i.e., the exercise price multiplied by the number of shares subject to Stock Options and Stock Appreciation Rights) as to which such Stock Options and Stock Appreciation Rights remain exercisable. The Administrator shall also make equitable or proportionate adjustments in the number of shares subject to outstanding Awards and the exercise price and the terms of outstanding Awards to take into consideration cash dividends paid other than in the ordinary course or any other extraordinary corporate event. The adjustment by the Administrator shall be final, binding and conclusive. No fractional shares of Stock shall be issued under the Plan resulting from any such adjustment, but the Administrator in its discretion may make a cash payment in lieu of fractional shares.
(c)Mergers and Other Transactions. In the case of and subject to the consummation of a Sale Event, the parties thereto may cause the assumption or continuation of Awards theretofore granted by the successor entity, or the substitution of such Awards with new Awards of the successor entity or parent thereof, with appropriate adjustment as to the number and kind of shares and, if appropriate, the per share exercise prices, as such parties shall agree. To the extent the parties to such Sale Event do not provide for the assumption, continuation or substitution of Awards, upon the effective time of the Sale Event, the Plan and all outstanding Awards granted hereunder shall terminate. In such case, except as may be otherwise provided in the relevant Award Certificate, all Options and Stock Appreciation Rights with time-based vesting conditions or restrictions that are not vested and/or exercisable immediately prior to the effective time of the Sale Event shall become fully vested and exercisable as of the effective time of the Sale Event, all other Awards with time-based vesting, conditions or restrictions shall become fully vested and nonforfeitable as of the effective time of the Sale Event, and all Awards with conditions and restrictions relating to the attainment of performance goals may become vested and nonforfeitable in connection with a Sale Event in the Administrator’s discretion or to the extent specified in the relevant Award Certificate. In the event of such termination, (i) the Company shall have the option (in its sole discretion) to make or provide for a payment, in cash or in kind, to the grantees holding Options and Stock Appreciation Rights, in exchange for the cancellation thereof, in an amount equal to the difference between (A) the Sale Price multiplied by the number of shares of Stock subject to outstanding Options and Stock Appreciation Rights (to the extent then exercisable at prices not in excess of the Sale Price) and (B) the aggregate exercise price of all such outstanding Options and Stock Appreciation Rights (provided that, in the case of an Option or Stock Appreciation Right with an exercise price equal to or greater than the Sale Price, such Option or Stock Appreciation Right shall be cancelled for no consideration); or (ii) each grantee shall be permitted, within a specified period of time prior to the consummation of the Sale Event as determined by the Administrator, to exercise all outstanding Options and Stock Appreciation Rights (to the extent then exercisable) held by such grantee. The Company shall also have the option (in its sole discretion) to make or provide for a payment, in cash or in kind, to the grantees holding other Awards in an amount equal to the Sale Price multiplied by the number of vested shares of Stock under such Awards.
(d)Maximum Awards to Non-Employee Directors. Notwithstanding anything to the contrary in this Plan, the value of all Awards awarded under this Plan and all other cash compensation paid by the Company to any Non-Employee Director in any calendar year in respect of the Non-Employee Director’s service as a member of the Board during such year (including service as a member or chair of any committees of the Board) shall not exceed $400,000. For the purpose of this limitation, the value of any Award shall be its grant date fair value, as determined in accordance with ASC 718 or successor provision but excluding the impact of estimated forfeitures related to service-

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based vesting provisions. The independent members of the Board may make exceptions to this limit for a non-executive chair of the Board, provided that the non-employee Director receiving such additional compensation may not participate in the decision to award such compensation.
(e)Substitute Awards. The Administrator may grant Awards under the Plan in substitution for stock and stock-based awards held by employees, directors or other key persons of another corporation in connection with the merger or consolidation of the employing corporation with the Company or an Affiliate, or the acquisition by the Company or an Affiliate of property or stock of the employing corporation. Notwithstanding anything herein to the contrary, the Administrator may direct that the substitute Awards be granted on such terms and conditions as the Administrator considers appropriate in the circumstances. Any substitute Awards granted under the Plan shall not count against the share limitation set forth in Section 3(a).

SECTION 4.	ELIGIBILITY
Grantees under the Plan will be such employees, Non-Employee Directors or Consultants of the Company and its Affiliates as are selected from time to time by the Administrator in its sole discretion; provided that Awards may not be granted to employees, Directors or Consultants who are providing services only to any “parent” of the Company, as such term is defined in Rule 405 of the Act, unless (i) the stock underlying the Awards is treated as “service recipient stock” under Section 409A or (ii) the Company has determined that such Awards are exempt from or otherwise comply with Section 409A.

SECTION 5.	STOCK OPTIONS
(a)Award of Stock Options. The Administrator may grant Stock Options under the Plan. Any Stock Option granted under the Plan shall be in such form as the Administrator may from time to time approve.
Stock Options granted under the Plan may be either Incentive Stock Options or Non-Qualified Stock Options. Incentive Stock Options may be granted only to employees of the Company or any Subsidiary that is a “subsidiary corporation” within the meaning of Section 424(f) of the Code. To the extent that any Option does not qualify as an Incentive Stock Option, it shall be deemed a Non-Qualified Stock Option.
Stock Options granted pursuant to this Section 5 shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable. If the Administrator so determines, Stock Options may be granted in lieu of cash compensation at the optionee’s election, subject to such terms and conditions as the Administrator may establish.
(b)Exercise Price. The exercise price per share for the Stock covered by a Stock Option granted pursuant to this Section 5 shall be determined by the Administrator at the time of grant but shall not be less than 100 percent of the Fair Market Value on the date of grant. In the case of an Incentive Stock Option that is granted to a Ten Percent Owner, the exercise price of such Incentive Stock Option shall be not less than 110 percent of the Fair Market Value on the grant date. Notwithstanding the foregoing, Stock Options may be granted with an exercise price per share that is less than 100 percent of the Fair Market Value on the date of grant (i) pursuant to a transaction described in, and in a manner consistent with, Section 424(a) of the Code, (ii) to individuals who are not subject to U.S. income tax on the date of grant or (iii) if the Stock Option is otherwise compliant with Section 409A.
(c)Option Term. The term of each Stock Option shall be fixed by the Administrator, but no Stock Option shall be exercisable more than ten years after the date the Stock Option is granted. In the case of an Incentive Stock Option that is granted to a Ten Percent Owner, the term of such Stock Option shall be no more than five years from the date of grant.
(d)Exercisability; Rights of a Shareholder. Stock Options shall become exercisable at such time or times, whether or not in installments, as shall be determined by the Administrator at or after the grant date. The Administrator may at any time accelerate the exercisability of all or any portion of any Stock Option. An optionee shall have the rights of a shareholder only as to shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options.
(e)Method of Exercise. Stock Options may be exercised in whole or in part, by giving written or electronic notice of exercise to the Company, specifying the number of shares to be purchased. Payment of the purchase price may be made by one or more of the following methods except to the extent otherwise provided in the Award Certificate:

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(i)In cash, by certified or bank check or other instrument acceptable to the Administrator;
(ii)Through the delivery (or attestation to the ownership following such procedures as the Company may prescribe) of shares of Stock that are not then subject to restrictions under any Company plan. Such surrendered shares shall be valued at Fair Market Value on the exercise date;
(iii)By the optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company for the purchase price; provided that in the event the optionee chooses to pay the purchase price as so provided, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Company shall prescribe as a condition of such payment procedure; or
(iv)With respect to Stock Options that are not Incentive Stock Options, by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price.
Payment instruments will be received subject to collection. The transfer to the optionee on the records of the Company or of the transfer agent of the shares of Stock to be purchased pursuant to the exercise of a Stock Option will be contingent upon receipt from the optionee (or a purchaser acting in his stead in accordance with the provisions of the Stock Option) by the Company of the full purchase price for such shares and the fulfillment of any other requirements contained in the Award Certificate or applicable provisions of laws (including the satisfaction of any withholding taxes that the Company is obligated to withhold with respect to the optionee). In the event an optionee chooses to pay the purchase price by previously-owned shares of Stock through the attestation method, the number of shares of Stock transferred to the optionee upon the exercise of the Stock Option shall be net of the number of attested shares. In the event that the Company establishes, for itself or using the services of a third party, an automated system for the exercise of Stock Options, such as a system using an internet website or interactive voice response, then the paperless exercise of Stock Options may be permitted through the use of such an automated system.
(f)Annual Limit on Incentive Stock Options. To the extent required for “incentive stock option” treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the shares of Stock with respect to which Incentive Stock Options granted under this Plan and any other plan of the Company or its parent and subsidiary corporations become exercisable for the first time by an optionee during any calendar year shall not exceed $100,000. To the extent that any Stock Option exceeds this limit, it shall constitute a Non-Qualified Stock Option.

SECTION 6.	STOCK APPRECIATION RIGHTS
(a)Award of Stock Appreciation Rights. The Administrator may grant Stock Appreciation Rights under the Plan. A Stock Appreciation Right is an Award entitling the recipient to receive shares of Stock (or cash, to the extent explicitly provided for in the applicable Award Certificate) having a value equal to the excess of the Fair Market Value of a share of Stock on the date of exercise over the exercise price of the Stock Appreciation Right multiplied by the number of shares of Stock with respect to which the Stock Appreciation Right shall have been exercised.
(b)Exercise Price of Stock Appreciation Rights. The exercise price of a Stock Appreciation Right shall not be less than 100 percent of the Fair Market Value of the Stock on the date of grant. Notwithstanding the foregoing, Stock Appreciation Rights may be granted with an exercise price per share that is less than 100 percent of the Fair Market Value on the date of grant (i) pursuant to a transaction described in, and in a manner consistent with, Section 424(a) of the Code, (ii) to individuals who are not subject to U.S. income tax on the date of grant or (iii) if the Stock Appreciation Right is otherwise compliant with Section 409A
(c)Grant and Exercise of Stock Appreciation Rights. Stock Appreciation Rights may be granted by the Administrator independently of any Stock Option granted pursuant to Section 5 of the Plan.
(d)Terms and Conditions of Stock Appreciation Rights. Stock Appreciation Rights shall be subject to such terms and conditions as shall be determined on the date of grant by the Administrator. The term of a Stock Appreciation Right may not exceed ten years. The terms and conditions of each such Award shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and grantees.

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SECTION 7.	RESTRICTED STOCK AWARDS
(a)Nature of Restricted Stock Awards. The Administrator may grant Restricted Stock Awards under the Plan. A Restricted Stock Award is any Award of Restricted Shares subject to such restrictions and conditions as the Administrator may determine at the time of grant. Conditions may be based on continuing employment (or other Service Relationship) and/or achievement of pre-established performance goals and objectives.
(b)Rights as a Shareholder. Upon the grant of the Restricted Stock Award and payment of any applicable purchase price, a grantee shall have the rights of a shareholder with respect to the voting of the Restricted Shares and, subject to Section 2(g), receipt of dividends. Unless the Administrator shall otherwise determine, (i) uncertificated Restricted Shares shall be accompanied by a notation on the records of the Company or the transfer agent to the effect that they are subject to forfeiture until such Restricted Shares are vested as provided in Section 7(d) below, and (ii) certificated Restricted Shares shall remain in the possession of the Company until such Restricted Shares are vested as provided in Section 7(d) below, and the grantee shall be required, as a condition of the grant, to deliver to the Company such instruments of transfer as the Administrator may prescribe.
(c)Restrictions. Restricted Shares may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein or in the Restricted Stock Award Certificate. Except as may otherwise be provided by the Administrator either in the Award Certificate or, subject to Section 16 below, in writing after the Award is issued, if a grantee’s employment (or other Service Relationship) with the Company and its Subsidiaries terminates for any reason, any Restricted Shares that have not vested at the time of termination shall automatically and without any requirement of notice to such grantee from or other action by or on behalf of, the Company be deemed to have been reacquired by the Company at its original purchase price (if any) from such grantee or such grantee’s legal representative simultaneously with such termination of employment (or other Service Relationship), and thereafter shall cease to represent any ownership of the Company by the grantee or rights of the grantee as a shareholder. Following such deemed reacquisition of Restricted Shares that are represented by physical certificates, a grantee shall surrender such certificates to the Company upon request without consideration.
(d)Vesting of Restricted Shares. The Administrator at the time of grant shall specify the date or dates and/or the attainment of pre-established performance goals, objectives and other conditions on which the non-transferability of the Restricted Shares and the Company’s right of repurchase or forfeiture shall lapse. Subsequent to such date or dates and/or the attainment of such pre-established performance goals, objectives and other conditions, the shares on which all restrictions have lapsed shall no longer be Restricted Shares and shall be deemed “vested.”

SECTION 8.	RESTRICTED STOCK UNITS
(a)Nature of Restricted Stock Units. The Administrator may grant Restricted Stock Units under the Plan. A Restricted Stock Unit is an Award of stock units that may be settled in shares of Stock (or cash, to the extent explicitly provided for in the Award Certificate) upon the satisfaction of such restrictions and conditions at the time of grant. Conditions may be based on continuing employment (or other Service Relationship) and/or achievement of pre-established performance goals and objectives. The terms and conditions of each such Award shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and grantees. Except in the case of Restricted Stock Units with a deferred settlement date that complies with Section 409A, at the end of the vesting period, the Restricted Stock Units, to the extent vested, shall be settled in the form of shares of Stock. Restricted Stock Units with deferred settlement dates are subject to Section 409A and shall contain such additional terms and conditions as the Administrator shall determine in its sole discretion in order to comply with the requirements of Section 409A.
(b)Election to Receive Restricted Stock Units in Lieu of Compensation. The Administrator may, in its sole discretion, permit a grantee to elect to receive a portion of future cash compensation otherwise due to such grantee in the form of an award of Restricted Stock Units. Any such election shall be made in writing and shall be delivered to the Company no later than the date specified by the Administrator and in accordance with Section 409A and such other rules and procedures established by the Administrator. Any such future cash compensation that the grantee elects to defer shall be converted to a fixed number of Restricted Stock Units based on the Fair Market Value of Stock on the date the compensation would otherwise have been paid to the grantee if such payment had not been deferred as provided herein. The Administrator shall have the sole right to determine whether and under what circumstances to permit such elections and to impose such limitations and other terms and conditions thereon as the Administrator deems appropriate. Any Restricted Stock Units that are elected to be received in lieu of cash compensation shall be fully vested, unless otherwise provided in the Award Certificate.

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(c)Rights as a Shareholder. A grantee shall have the rights as a shareholder only as to shares of Stock acquired by the grantee upon settlement of Restricted Stock Units; provided, however, that the grantee may be credited with Dividend Equivalent Rights with respect to the stock units underlying his Restricted Stock Units, subject to the provisions of Section 11 and such terms and conditions as the Administrator may determine.
(d)Termination. Except as may otherwise be provided by the Administrator either in the Award Certificate or, subject to Section 16 below, in writing after the Award is issued, a grantee’s right in all Restricted Stock Units that have not vested shall automatically terminate upon the grantee’s termination of employment (or cessation of Service Relationship) with the Company and its Subsidiaries for any reason.

SECTION 9.	UNRESTRICTED STOCK AWARDS
Grant or Sale of Unrestricted Stock. The Administrator may grant (or sell at par value or such higher purchase price determined by the Administrator) an Unrestricted Stock Award under the Plan. An Unrestricted Stock Award is an Award pursuant to which the grantee may receive shares of Stock free of any restrictions under the Plan. Unrestricted Stock Awards may be granted in respect of past services or other valid consideration, or in lieu of cash compensation due to such grantee.

SECTION 10.	CASH-BASED AWARDS
Grant of Cash-Based Awards. The Administrator may grant Cash-Based Awards under the Plan. A Cash-Based Award is an Award that entitles the grantee to a payment in cash upon the attainment of specified performance goals. The Administrator shall determine the maximum duration of the Cash-Based Award, the amount of cash to which the Cash-Based Award pertains, the conditions upon which the Cash-Based Award shall become vested or payable, and such other provisions as the Administrator shall determine. Each Cash-Based Award shall specify a cash-denominated payment amount, formula or payment ranges as determined by the Administrator. Payment, if any, with respect to a Cash-Based Award shall be made in accordance with the terms of the Award and may be made in cash.

SECTION 11.	DIVIDEND EQUIVALENT RIGHTS
(a)Dividend Equivalent Rights. The Administrator may grant Dividend Equivalent Rights under the Plan. A Dividend Equivalent Right is an Award entitling the grantee to receive credits based on cash dividends that would have been paid on the shares of Stock specified in the Dividend Equivalent Right (or other Award to which it relates) if such shares had been issued to the grantee. A Dividend Equivalent Right may be granted hereunder to any grantee as a component of an award of Restricted Stock Units or as a freestanding award. The terms and conditions of Dividend Equivalent Rights shall be specified in the Award Certificate. Dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid in cash or may be deemed to be reinvested in additional shares of Stock, which may thereafter accrue additional equivalents. Any such reinvestment shall be at Fair Market Value on the date of reinvestment or such other price as may then apply under a dividend reinvestment plan sponsored by the Company, if any. Dividend Equivalent Rights may be settled in cash or shares of Stock or a combination thereof, in a single installment or installments. A Dividend Equivalent Right granted as a component of an Award of Restricted Stock Units shall provide that such Dividend Equivalent Right shall be settled only upon settlement or payment of, or lapse of restrictions on, such other Award, and that such Dividend Equivalent Right shall expire or be forfeited or annulled under the same conditions as such other Award.
(b)Termination. Except as may otherwise be provided by the Administrator either in the Award Certificate or, subject to Section 16 below, in writing after the Award is issued, a grantee’s rights in all Dividend Equivalent Rights shall automatically terminate upon the grantee’s termination of employment (or cessation of Service Relationship) with the Company and its Subsidiaries for any reason.

SECTION 12.	TRANSFERABILITY OF AWARDS
(a)Transferability. Except as provided in Section 12(b) below, during a grantee’s lifetime, his or her Awards shall be exercisable only by the grantee, or by the grantee’s legal representative or guardian in the event of the grantee’s incapacity. No Awards shall be sold, assigned, transferred or otherwise encumbered or disposed of by a grantee other than by will or by the laws of descent and distribution or pursuant to a domestic relations order. No Awards shall be subject, in whole or in part, to attachment, execution, or levy of any kind, and any purported transfer in violation hereof shall be null and void.

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(b)Administrator Action. Notwithstanding Section 12(a), the Administrator, in its discretion, may provide either in the Award Certificate regarding a given Award or by subsequent written approval that the grantee (who is an employee or director) may transfer his or her Non-Qualified Stock Options to his or her immediate family members, to trusts for the benefit of such family members, or to partnerships in which such family members are the only partners, provided that the transferee agrees in writing with the Company to be bound by all of the terms and conditions of this Plan and the applicable Award. In no event may an Award be transferred by a grantee for value.
(c)Family Member. For purposes of Section 12(b), “family member” shall mean a grantee’s child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the grantee’s household (other than a tenant of the grantee), a trust in which these persons (or the grantee) have more than 50 percent of the beneficial interest, a foundation in which these persons (or the grantee) control the management of assets, and any other entity in which these persons (or the grantee) own more than 50 percent of the voting interests.
(d)Designation of Beneficiary. To the extent permitted by the Company, each grantee to whom an Award has been made under the Plan may designate a beneficiary or beneficiaries to exercise any Award or receive any payment under any Award payable on or after the grantee’s death. Any such designation shall be on a form provided for that purpose by the Administrator and shall not be effective until received by the Administrator. If no beneficiary has been designated by a deceased grantee, or if the designated beneficiaries have predeceased the grantee, the beneficiary shall be the grantee’s estate.

SECTION 13.	TAX WITHHOLDING
(a)Payment by Grantee. Each grantee shall, no later than the date as of which the value of an Award or of any Stock or other amounts received thereunder first becomes includable in the gross income of the grantee for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Administrator regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld by the Company with respect to such income. The Company and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the grantee. The Company’s obligation to deliver evidence of book entry (or stock certificates) to any grantee is subject to and conditioned on tax withholding obligations being satisfied by the grantee.
(b)Payment in Stock. The Administrator may require the Company’s tax withholding obligation to be satisfied, in whole or in part, by the Company withholding from shares of Stock to be issued pursuant to any Award a number of shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due; provided, however, that the amount withheld does not exceed the maximum statutory tax rate or such lesser amount as is necessary to avoid liability accounting treatment. For purposes of share withholding, the Fair Market Value of withheld shares shall be determined in the same manner as the value of Stock includible in income of the grantees. The Administrator may also require the Company’s tax withholding obligation to be satisfied, in whole or in part, by an arrangement whereby a certain number of shares of Stock issued pursuant to any Award are immediately sold and proceeds from such sale are remitted to the Company in an amount that would satisfy the withholding amount due.

SECTION 14.	SECTION 409A AWARDS
Awards are intended to be exempt from Section 409A to the greatest extent possible and to otherwise comply with Section 409A. The Plan and all Awards shall be interpreted in accordance with such intent. Notwithstanding anything in the Plan or any Award to the contrary, each grantee shall be solely responsible for the tax consequence of Awards, and in no event shall the Company have any responsibility or liability if an Award does not meet any applicable requirements of Section 409A and, although the Company intends to administer the Plan and Awards to prevent the imposition of taxes under Section 409A, the Company does not represent or warrant that the Plan or any Award complies with any provision of federal, state, local or other tax laws. To the extent that any Award is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A (a “409A Award”), the Award shall be subject to such additional rules and requirements as specified by the Administrator from time to time in order to comply with Section 409A. In this regard, if any amount under a 409A Award is payable upon a “separation from service” (within the meaning of Section 409A) to a grantee who is then considered a “specified employee” (within the meaning of Section 409A), then no such payment shall be made prior to the date that is the earlier of (i) six months and one day after the grantee’s separation from service, or (ii) the grantee’s death, but only to the extent such delay is necessary to prevent such payment from being subject to interest, penalties and/or additional

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tax imposed pursuant to Section 409A. Further, the settlement of any 409A Award may not be accelerated except to the extent permitted by Section 409A.

SECTION 15.	TERMINATION OF SERVICE RELATIONSHIP, TRANSFER, LEAVE OF ABSENCE, ETC.
(a)Termination of Service Relationship. If the grantee’s Service Relationship is with an Affiliate and such Affiliate ceases to be an Affiliate, the grantee shall be deemed to have terminated his or her Service Relationship for purposes of the Plan.
(b)For purposes of the Plan, the following events shall not be deemed a termination of a Service Relationship:
(i)a transfer to the employment of the Company from an Affiliate or from the Company to an Affiliate, or from one Affiliate to another; or
(ii)an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the employee’s right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Administrator otherwise so provides in writing.

SECTION 16.	AMENDMENTS AND TERMINATION
The Board may, at any time, amend or discontinue the Plan and the Administrator may, at any time, amend or cancel any outstanding Award for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall materially and adversely affect rights under any outstanding Award without the holder’s consent. Except as provided in Section 3(b) or 3(c), without prior shareholder approval, in no event may the Administrator (a) exercise its discretion to reduce the exercise price of outstanding Stock Options or Stock Appreciation Rights, (b) cancel a Stock Option or Stock Appreciation Right at a time when the exercise price per share exceeds the Fair Market Value of one share of Stock in exchange for cash or another Award, or (c) take any other action with respect to a Stock Option or Stock Appreciation Right that would be treated as a repricing under the rules and regulations of the principal U.S. national securities exchange on which the Stock is listed. To the extent required under the rules of any securities exchange or market system on which the Stock is listed, to the extent determined by the Administrator to be required by the Code to ensure that Incentive Stock Options granted under the Plan are qualified under Section 422 of the Code, Plan amendments shall be subject to approval by Company shareholders. Nothing in this Section 16 shall limit the Administrator’s authority to take any action permitted pursuant to Section 3(b) or 3(c).

SECTION 17.	STATUS OF PLAN
With respect to the portion of any Award that has not been exercised and any payments in cash, Stock or other consideration not received by a grantee, a grantee shall have no rights greater than those of a general creditor of the Company unless the Administrator shall otherwise expressly determine in connection with any Award or Awards. In its sole discretion, the Administrator may authorize the creation of trusts or other arrangements to meet the Company’s obligations to deliver Stock or make payments with respect to Awards hereunder, provided that the existence of such trusts or other arrangements is consistent with the foregoing sentence.

SECTION 18.	GENERAL PROVISIONS
(a)No Distribution. The Administrator may require each person acquiring Stock pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof.
(b)Issuance of Stock. To the extent certificated, stock certificates to grantees under this Plan shall be deemed delivered for all purposes when the Company or a stock transfer agent of the Company shall have mailed such certificates in the United States mail, addressed to the grantee, at the grantee’s last known address on file with the Company. Uncertificated Stock shall be deemed delivered for all purposes when the Company or a Stock transfer agent of the Company shall have given to the grantee by electronic mail (with proof of receipt) or by United States mail, addressed to the grantee, at the grantee’s last known address on file with the Company, notice of issuance and recorded the issuance in its records (which may include electronic “book entry” records). Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any evidence of book entry or certificates evidencing shares of Stock pursuant to the exercise or settlement of any Award, unless and until the Administrator has determined, with advice of counsel (to the extent the Administrator deems such advice necessary or advisable), that

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the issuance and delivery is in compliance with all applicable laws, regulations of governmental authorities and, if applicable, the requirements of any exchange on which the shares of Stock are listed, quoted or traded. Any Stock issued pursuant to the Plan shall be subject to any stop-transfer orders and other restrictions as the Administrator deems necessary or advisable to comply with federal, state or foreign jurisdiction, securities or other laws, rules and quotation system on which the Stock is listed, quoted or traded. The Administrator may place legends on any Stock certificate or notations on any book entry to reference restrictions applicable to the Stock. In addition to the terms and conditions provided herein, the Administrator may require that an individual make such reasonable covenants, agreements, and representations as the Administrator, in its discretion, deems necessary or advisable in order to comply with any such laws, regulations, or requirements. The Administrator shall have the right to require any individual to comply with any timing or other restrictions with respect to the settlement or exercise of any Award, including a window-period limitation, as may be imposed in the discretion of the Administrator.
(c)Shareholder Rights. Until Stock is deemed delivered in accordance with Section 18(b), no right to vote or receive dividends or any other rights of a shareholder will exist with respect to shares of Stock to be issued in connection with an Award, notwithstanding the exercise of a Stock Option or any other action by the grantee with respect to an Award.
(d)Other Compensation Arrangements; No Employment Rights. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, including trusts, and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of this Plan and the grant of Awards do not confer upon any employee any right to continued employment with the Company or any Subsidiary.
(e)Trading Policy Restrictions. Option exercises and other Awards under the Plan shall be subject to the Company’s insider trading policies and procedures, as in effect from time to time.
(f)Clawback Policy. Awards under the Plan shall be subject to the Company’s clawback policy, as in effect from time to time. If there is no such clawback policy in effect, (1) Awards under the Plan and any shares of Stock issued pursuant to Awards under the Plan (and any gains thereon) shall be subject to recovery or “clawback” by the Company if and to the extent that the vesting of such Awards was determined or calculated based on materially inaccurate financial statements or any other material inaccurate performance metric criteria; and/or (2) if the Company or its Subsidiaries terminate a grantee’s Service Relationship due to the grantee’s gross negligence or willful misconduct (whether or not such actions also constitute “cause” under an Award Certificate), which conduct, directly or indirectly, results in the Company preparing an accounting restatement, any Awards under the Plan, whether or not vested, as well as any shares of Stock issued pursuant to Awards under this Plan (and any gains thereon) shall be subject to forfeiture, recovery and “clawback.”

SECTION 19.	EFFECTIVE DATE OF PLAN
This Plan shall become effective upon shareholder approval in accordance with applicable state law, the Company’s bylaws and articles of incorporation, and applicable stock exchange rules. No grants of Stock Options and other Awards may be made hereunder after the tenth anniversary of the Effective Date and no grants of Incentive Stock Options may be made hereunder after the tenth anniversary of the date the Plan is approved by the Board.

SECTION 20.	GOVERNING LAW
This Plan and all Awards and actions taken thereunder shall be governed by, and construed in accordance with, the Commonwealth of Massachusetts, applied without regard to conflict of law principles.
DATE APPROVED BY BOARD OF DIRECTORS:
DATE APPROVED BY SHAREHOLDERS:

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Exhibit B

BOSTON PRIVATE

WEALTH ▫ TRUST ▫ PRIVATE BANKING

BOSTON PRIVATE FINANCIAL HOLDINGS, INC.

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY FOR THE ANNUAL MEETING OF SHAREHOLDERS — APRIL 23, 2020

The undersigned hereby constitute(s) and appoint(s) Christopher A. Cooper and Steven M. Gaven, and each of them, as proxies of the undersigned (the “Proxies”), each with full power to appoint a substitute, and hereby authorize(s) each of them to represent and to vote all of the shares of common stock, par value $1.00 per share, of Boston Private Financial Holdings, Inc. (the “Company”), held of record by the undersigned at the close of business on March 2, 2020 at the Annual Meeting of Shareholders (the “Meeting”) to be held at 10 Post Office Square, 2nd Floor, Boston, Massachusetts, 02109, on Thursday, April 23, 2020 at 10:00 a.m., Eastern Time, or any adjournments or postponements thereof.

WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S) AND, IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED “FOR” EACH OF THE NOMINEES LISTED IN PROPOSAL 1 AND “FOR” PROPOSALS 2, 3 AND 4. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

The undersigned hereby acknowledge(s) receipt of a copy of the accompanying Notice of 2020 Annual Meeting of Shareholders, the Proxy Statement with respect thereto, and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019 and hereby revoke(s) any proxy or proxies heretofore given. This proxy may be revoked at any time before it is exercised.

IF VOTING BY MAIL, PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

▲ **PLEASE DETACH ALONG THE PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.** ▲

The Board recommends a vote FOR all nominees listed in Proposal 1, and FOR Proposals 2, 3 and 4.

PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

	FOR	AGAINST	ABSTAIN
01 – Anthony DeChellis	☐	☐	☐
02 – Mark F. Furlong	☐	☐	☐
03 – Joseph C. Guyaux	☐	☐	☐
04 – Deborah F. Kuenstner	☐	☐	☐
05 – Gloria C. Larson	☐	☐	☐
06 – Kimberly S. Stevenson	☐	☐	☐
07 – Luis Antonio Ubiñas	☐	☐	☐
08 – Stephen M. Waters	☐	☐	☐
09 – Lizabeth H. Zlatkus	☐	☐	☐

I plan on attending the meeting ☐

Please sign exactly as your name(s) appear(s) hereon. Where there is more than one holder, both should sign. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by an authorized officer. If a partnership, please sign in partnership name by an authorized person.

CONTROL NUMBER

____
Signature of Stockholder Date

____
Signature of Stockholder Date

▲PLEASE DETACH ALONG THE PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.▲

For participants in the Company's 401(k) and Employee Stock Purchase Plan, internet and telephone voting are available through April 20, 2020 at 11:59 p.m., Eastern Time. For all other holders, internet and telephone voting are available through April 22, 2020 at 11:59 p.m., Eastern Time.

SCAN TO
VIEW MATERIALS & VOTE

CONTROL NUMBER

PROXY VOTING INSTRUCTIONS

Please have your 11 digit control number ready when voting by internet or telephone.

INTERNET

Vote Your Proxy on the Internet:

Go to www.AALvote.com/BPFH

Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

TELEPHONE

Vote Your Proxy by Phone:

Call 1 (866) 804-9616

Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.

MAIL

Vote Your Proxy by Mail:

Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.